     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999

                                                              FILE NOS. 33-52038
                                                                        811-6672
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. __                  / /

                        POST-EFFECTIVE AMENDMENT NO. 19                  /X/


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 21                         /X/


                            ------------------------

                      GT GLOBAL VARIABLE INVESTMENT SERIES
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 626-1919

                            ------------------------

            SAMUEL D. SIRKO, ESQ.                          ARTHUR J. BROWN, ESQ.
            A I M ADVISORS, INC.                          R. DARRELL MOUNTS, ESQ.
             11 GREENWAY PLAZA,                         KIRKPATRICK & LOCKHART LLP
                  SUITE 100                          1800 MASSACHUSETTS AVENUE, N.W.,
            HOUSTON, TEXAS 77046                                 2ND FLOOR
               (713) 626-1919                             WASHINGTON, D.C. 20036
                                                              (202) 778-9000

                            ------------------------


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
   / /     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485.
   /X/     ON MAY 3, 1999 PURSUANT TO PARAGRAPH (b) OF RULE 485.
   / /     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.
   / /     ON              PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.
   / /     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
   / /     ON              PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
   / /     THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
           PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


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                      GT GLOBAL VARIABLE INVESTMENT FUNDS


--------------------------------------------------------------------------------

      GT GLOBAL VARIABLE NEW PACIFIC FUND
       GT GLOBAL VARIABLE EUROPE FUND
       GT GLOBAL VARIABLE INTERNATIONAL FUND
       GT GLOBAL VARIABLE AMERICA FUND
       GT GLOBAL VARIABLE INFRASTRUCTURE FUND
       GT GLOBAL VARIABLE NATURAL RESOURCES FUND
       GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
       GT GLOBAL VARIABLE LATIN AMERICA FUND
       GT GLOBAL VARIABLE EMERGING MARKETS FUND
       GT GLOBAL VARIABLE GROWTH & INCOME FUND
       GT GLOBAL VARIABLE STRATEGIC INCOME FUND
       GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
       GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
       GT GLOBAL MONEY MARKET FUND


PROSPECTUS
MAY 3, 1999

--------------------------------------------------------------------------------

                                          Fund shares are available as a pooled
                                          funding vehicle for variable annuity
                                          contracts offered by participating
                                          insurance companies. This prospectus
                                          should be accompanied by the
                                          prospectus for such contracts. These
                                          prospectuses contain important
                                          information. Please read them before
                                          investing and keep them for future
                                          reference.

                                          As with all other mutual fund
                                          securities, the Securities and
                                          Exchange Commission has not approved
                                          or disapproved these securities or
                                          determined whether the information in
                                          this prospectus is adequate or
                                          accurate. Anyone who tells you
                                          otherwise is committing a crime.


                                          An investment in GT Global Money
                                          Market Fund is not insured or
                                          guaranteed by the Federal Deposit
                                          Insurance Corporation or any other
                                          government agency. Although GT Global
                                          Money Market Fund seeks to preserve
                                          the value of your investment at $1.00
                                          per share, it is possible to lose
                                          money by investing in GT Global Money
                                          Market Fund.


                               Prospectus Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     [LOGO]

                                                                     Invest with
                                                Discipline-Registered Trademark-

                               TABLE OF CONTENTS
------------------------------------------------------------


                                                                                         Page
                                                                                      -----------
INVESTMENT OBJECTIVES AND STRATEGIES, PRINCIPAL RISKS OF INVESTING IN THE FUNDS,
AND PERFORMANCE INFORMATION.........................................................            3
    New Pacific Fund................................................................            3
    Europe Fund.....................................................................            5
    International Fund..............................................................            7
    America Fund....................................................................            9
    Infrastructure Fund.............................................................           11
    Natural Resources Fund..........................................................           13
    Telecommunications Fund.........................................................           15
    Latin America Fund..............................................................           17
    Emerging Markets Fund...........................................................           20
    Growth & Income Fund............................................................           22
    Strategic Income Fund...........................................................           24
    Global Government Income Fund...................................................           27
    U.S. Government Income Fund.....................................................           30
    Money Market Fund...............................................................           32
FUND MANAGEMENT.....................................................................           34
    The Advisor and Sub-Advisors....................................................           34
    Advisor Compensation............................................................           34
    Sub-Advisor Compensation........................................................           34
    Portfolio Managers..............................................................           35
FINANCIAL HIGHLIGHTS................................................................           40
HOW TO INVEST.......................................................................           54
PRICING OF SHARES...................................................................           54
TAXES...............................................................................           55
OBTAINING ADDITIONAL INFORMATION....................................................           56



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.


                               Prospectus Page 2

                           INVESTMENT OBJECTIVES AND
                         STRATEGIES, PRINCIPAL RISKS OF
                          INVESTING IN THE FUNDS, AND
                            PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

NEW PACIFIC FUND


INVESTMENT OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital.


The fund seeks to achieve its objective by investing, normally, at least 65% of its total assets in the securities of companies domiciled in twelve countries, other than Japan, located in the Pacific region, including developing countries, ie., those that are in the initial stages of their industrial cycles. These countries are designated as the fund's primary investment area, and the list of countries may be revised with the approval of the fund's Board of Trustees. The fund considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country and has a principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio managers, the value of the issuers' securities tend to reflect such country's development to a greater extent than developments elsewhere. The fund will normally invest in the securities of companies located in at least three different countries.



The fund may invest up to 35% of its total assets in equity securities of issuers domiciled outside of its primary investment area, including developing countries. The fund may also invest up to 35% of its total assets in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality. The fund may invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycle.



In selecting investments, the fund's portfolio managers seek to identify those countries and industries where political and economic factors, including currency movements, are likely to produce above-average growth rates. The fund's portfolio managers then balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers further allocate investments among fixed-income securities of particular issuers on the basis of their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


The value of the fund's shares is particularly vulnerable to factors affecting Pacific region countries, such as substantial economic or regulatory changes. Because the fund focuses its investments in Pacific region countries, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

The prices of foreign securities may be further affected by other factors including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less

                               Prospectus Page 3
publicly available information about foreign companies than about U.S.
companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.



The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 18.00% (quarter ended 12/31, 1998) and the lowest quarterly return was -30.58% (quarter ended 12/31, 1997).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.


                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                       LIFE
                              1 YEAR      5 YEARS    OF FUND*
                              ---------  ---------  ----------
New Pacific Fund............     (14.54)%    (10.46)%     (4.32)%
MSCI [Combined] Pacific Free
  ex Japan Index**..........      (8.40)%     (7.73)%      2.78%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of MSCI [Combined] Pacific Free ex Japan Index since February 10, 1993, the fund's date of inception, and February 1, 1993, respectively.



** The Morgan Stanley Capital International [Combined] Pacific ex Japan Index measures the performance of 5 developed and emerging markets in the Pacific rim, excluding Japan. The index excludes shares that are not readily purchased by non-local investors.


                               Prospectus Page 4

EUROPE FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term growth of capital.


The fund seeks to achieve its objective by investing, normally, at least 65% of its total assets in equity securities of companies domiciled in eighteen countries located in Europe. These countries are designated as the fund's primary investment area and the list of countries may be revised with the approval of the fund's Board of Trustees. The fund normally considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country and has a principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tend to reflect such country's development to a greater extent than developments elsewhere.



The fund may invest up to 35% of its total assets in equity securities of issuers domiciled outside of its primary investment area or in U.S. and foreign investment-grade debt securities, or securities deemed by the fund's portfolio managers to be of comparable quality. The fund may invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycle.



In selecting investments, the portfolio manager seeks to identify those countries and industries where political and economic factors, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers further allocate investments among fixed-income securities of particular issuers on the basis of their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. In anticipation of or in response to adverse market conditions, the fund may also invest up to 100% of its total assets in the securities of U.S. issuers and denominated in U.S. dollars. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Because fund focuses its investments in European countries, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region.

The prices of securities of foreign issuers may be further affected by other factors, including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other foreign countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


These factors may affect the prices of securities issued by foreign countries located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.



The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


                               Prospectus Page 5

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 22.51% (quarter ended 3/31, 1998) and the lowest quarterly return was -21.24% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                   LIFE OF
                           1 YEAR      5 YEARS      FUND*
                           ---------  ---------  ------------
Europe Fund..............      15.48%     13.65%      16.21%
MSCI Europe Index**......      28.53%     19.10%      21.03%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of MSCI Europe Index since February 10, 1993, the fund's date of inception, and February 1, 1993, respectively.



** The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.


                               Prospectus Page 6

INTERNATIONAL FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term growth of capital.


The fund seeks to achieve its objective by investing, normally, at least 65% of its total assets in the securities of companies domiciled in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. These countries are designated as the fund's primary investment area and the list of countries may be revised with the approval of the fund's Board of Trustees. The fund considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country and has a principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the fund's portfolio managers, the value of the issuers' securities tend to reflect such country's development to a greater extent than developments elsewhere.



The fund may invest up to 35% of its total assets in equity securities of companies domiciled outside its primary investment area, including developing countries. The fund may also invest up to 35% of its total assets in U.S. and foreign investment grade debt securities, or securities deemed by the portfolio managers to be of comparable quality. The fund may invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycle.



In selecting investments, the portfolio managers seek to identify those countries and industries where political and economic factors, including currency movements, are likely to produce above-average growth rates. The portfolio managers balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers further allocate investments among fixed-income securities of particular issuers on the basis of their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold cash or invest all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.



The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If it does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


In addition, the prices of securities of foreign issuers may be further affected by other factors including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of some foreign countries are smaller and less developed than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments located in those countries to decline. Transaction costs are often higher in developing


                               Prospectus Page 7
countries and there may be delays in settlement procedures.



The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 4-year period shown in the bar chart, the highest quarterly return was 15.13% (quarter ended 12/31, 1998) and the lowest quarterly return was -21.95% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                  LIFE OF
                                     1 YEAR        FUND*
                                     ---------  ------------
International Fund.................       (.69)%       1.60%
MSCI EAFE Index**..................      20.00%       8.22%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of the MSCI EAFE Index since July 5, 1994, the fund's date of inception, and July 1, 1994, respectively.



** The Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE)-Registered Trademark- Index is an unmanaged index that is designed to represent the performance of 20 major world stock exchanges.


                               Prospectus Page 8

AMERICA FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term growth of capital.


The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in the equity securities of U.S. issuers that have market capitalizations within the range of market capitalizations of companies included in the Russell Midcap-TM- Index.



The fund may invest up to 35% of its total assets in equity securities of other U.S. issuers or in investment-grade debt securities of U.S. issuers. The Fund may also invest up to 25% of its total assets in foreign securities.



In selecting investments, the portfolio managers seek to identify those companies that are, in the portfolio managers' view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially change.



In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.



The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.



Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the potential lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.



The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 28.84% (quarter ended 12/31, 1998) and the lowest quarterly return was -25.59% (quarter ended 9/30, 1998).


                               Prospectus Page 9

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                   LIFE OF
                           1 YEAR      5 YEARS      FUND*
                           ---------  ---------  ------------
America Fund.............       8.09%     17.02%      16.96%
Russell Midcap-TM-
  Index**................      10.09%     17.35%      16.70%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of Russell Midcap-TM- Index since February 10, 1993, the fund's date of inception, and February 1, 1993, respectively.



** The Russell Midcap-TM- Index measures the performance of the smallest 800 companies in the Russell 1000-Registered Trademark- Index. These companies are considered representative of medium-sized companies.


                               Prospectus Page 10

INFRASTRUCTURE FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term capital growth.


The fund seeks to meet this objective by normally investing at least 65% of its total assets in equity securities of domestic and foreign infrastructure companies. The fund considers an "infrastructure company" to be one that: (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas and coal exploration). The fund may invest up to 35% of its assets in debt securities issued by infrastructure companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the infrastructure industry.


The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies. The portfolio may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


The portfolio manager allocates the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.



In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


The value of the fund's shares is particularly vulnerable to factors affecting infrastructure industry, such as substantial political, environmental, and other governmental regulation. Such regulation may, among other things, increase compliance costs and proscribe the development of new technologies. In addition, increases in fuel, energy, and other prices have historically limited the growth potential of infrastructure companies.

Because the fund focuses its investments in the infrastructure industries, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

The prices of foreign securities may be further affected by other factors, including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies


                               Prospectus Page 11
against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 4-year period shown in the bar chart, the highest quarterly return was 14.34% (quarter ended 12/31, 1998) and the lowest quarterly return was -15.82% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                  LIFE OF
                                     1 YEAR        FUND*
                                     ---------  ------------
Infrastructure Fund................       6.34%      11.69%
MSCI AC World Index**..............      21.72%      15.40%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of the MSCI AC World Index since July 5, 1994, the fund's date of inception, and July 1, 1994, respectively.



** The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.


                               Prospectus Page 12

NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term capital growth.


The fund seeks to meet this objective by normally investing at least 65% of its total assets in equity securities of domestic and foreign natural resources companies. The fund considers a "natural resources" company to be one that (1) derives at least 50% of its revenues or earnings from natural resource activities, or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that own, explore, or develop natural resources (such as oil, metals, forest products, and chemicals) and other basic commodities (such as foodstuffs) or supply goods and services to such companies. The fund may invest up to 35% of its assets in debt securities issued by natural resources companies, or in equity and debt securities of other companies the portfolio manager believes will benefit from developments in the natural resources industries.


The fund will normally invest in the securities of issuers located in at least three different countries, including the United States. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest substantially in securities denominated in one or more currencies. The fund may invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


The portfolio manager allocates the fund's assets among securities of companies in these natural resource industries and commodity groups that are expected to provide the best opportunities during periods of rising inflation. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high quality debt securities. As a result, the fund may not achieve its investment objective.

The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.


The value of the fund's shares is particularly vulnerable to factors affecting natural resources industry, such as increasing regulation of the environment by both U.S and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to the risks of oversupply and reduced demand.


Because the fund focuses its investments in the natural resources industries, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.


The prices of foreign securities may be further affected by other factors, including:



CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and

                               Prospectus Page 13
their prices may be more volatile than U.S. securities.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 4-year period shown in the bar chart, the highest quarterly return was 30.72% (quarter ended 9/30, 1997) and the lowest quarterly return was -20.75% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                       LIFE OF
                           1 YEAR       FUND*
                           ---------  ---------
Natural Resources Fund...     (33.01)%      5.94%
MSCI AC World Index**....      21.72%     15.40%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of the MSCI AC World Index since July 5, 1994, the fund's date of inception, and July 1, 1994, respectively.



** The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.


                               Prospectus Page 14

TELECOMMUNICATIONS FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is long-term growth of capital.


The fund seeks to meet this objective by investing at least 65% of its total assets in equity securities of domestic and foreign telecommunications companies. The fund considers a "telecommunications company" to be one that (1) derives at least 50% of its revenues or earnings from telecommunications activities, or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that develop or provide communications services and equipment, computer and electronic components and equipment, mobile communications, and broadcasting. The fund may invest up to 35% of its assets in debt securities issued by telecommunications companies, or in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications industries.


The fund will normally invest in the securities of companies located in at least three different countries, including the United States. However, the fund will invest no more than 40% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

The fund may invest in companies located in developing countries, i.e., those that are in their initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., "junk bonds."


The portfolio managers allocate the fund's assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the fund's investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications industry, such as substantial governmental regulation. Because the fund focuses its investments in the telecommunications industries, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.


The prices of foreign securities may be further affected by other factors, including:



CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of


                               Prospectus Page 15
investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 30.84% (quarter ended 12/31, 1998) and the lowest quarterly return was -23.31% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                   LIFE OF
                           1 YEAR      5 YEARS      FUND*
                           ---------  ---------  ------------
Telecommunications
  Fund...................      22.11%     17.21%      18.41%
MSCI AC World Index**....      21.72%     14.48%      14.11%


--------------
(1)   Assumes reinvestment of dividends and distributions


* This column shows the returns of the fund and of the MSCI AC World Index since October 18, 1993, the fund's date of inception, and October 31, 1993, respectively.



** The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.


                               Prospectus Page 16

LATIN AMERICA FUND

INVESTMENT OBJECTIVES AND STRATEGIES
The fund's investment objective is capital appreciation.


The fund seeks to meet this objective by investing at least 65% of its total assets in equity and debt securities of Latin American issuers. The fund considers securities of "Latin American issuers" to include: (1) securities of companies organized under the laws of, or having a principal office located in, a Latin American country; (2) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the view of the portfolio manager, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (3) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (4) U.S. dollar denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (5) securities of Latin American issuers in the form of depositary shares. The fund considers Latin America to include Mexico and the countries within Central and South America and the Caribbean many of which are considered developing countries, i.e., those that are in the initial stages of their industrial cycles.



The fund will normally invest a majority of its assets in equity securities. The fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. The fund may also invest up to 50% of its total assets in debt securities, which may consist of lower-quality debt securities, e.g., "junk bonds" and "Brady Bonds." Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly-issued bonds. The fund currently expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The fund may invest more than 25% of its total assets in any of these four countries but expects to invest no more than 60% of its total assets in any one country. The fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers.



In allocating investments among the various Latin American countries, the portfolio manager looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization, and monetary conditions and the political outlook in each country. Further, the portfolio manager selects between debt and equity investments based on additional economic criteria such as fundamental economic strength, expected corporate profits, the condition of balance of payments, changes in the terms of trade, and currency and interest rate trends. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.



The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high quality debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer the bond's duration, the more sensitive it is to this risk.

Because fund focuses its investments in Latin America, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader geographic region.


The prices of foreign securities may be further affected by other factors, including:



CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


                               Prospectus Page 17

REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


These factors may affect the price of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.


Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund to be subject to greater investment and credit risk, than if it invested more broadly.

Compared to higher-quality debt securities, junk bonds involve greater risk of default or prices due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditor's claims. The value of lower quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Under some political, diplomatic, social, or economic circumstances, some Latin American countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest repayments as they come due.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                               Prospectus Page 18

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 6-year period shown in the bar chart, the highest quarterly return was 36.10% (quarter ended 9/30, 1994) and the lowest quarterly return was -33.28% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                     LIFE OF
                              1 YEAR      5 YEARS     FUND*
                              ---------  ---------  ---------
Latin America Fund..........     (41.70)%     (7.51)%      (.04)%
MSCI Emerging Latin America
  Index**...................     (35.29)%     (2.85)%      5.15%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the MSCI Emerging Latin America Index since February 10, 1993, the fund's date of inception, and February 1, 1993, respectively.



** The Morgan Stanley Capital International Emerging Latin America Index measures the performance of securities listed on the exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela.


                               Prospectus Page 19

EMERGING MARKETS FUND

INVESTMENT OBJECTIVES AND STRATEGIES
The fund's investment objective is long-term growth of capital.


The fund seeks to meet this objective by investing at least 65% of its total assets in equity securities of companies in emerging markets, which consist of all countries determined by the portfolio managers to be developing or emerging economies and markets, generally including every country in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Many of these countries are considered developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 35% of its assets in debt securities of government or corporate issuers in emerging markets, in equity and debt securities of issuers in developed countries, including the United States, and in cash and money market instruments.


The fund normally invests a majority of its assets in equity securities. The fund may invest up to 20% of its total assets in high-yield debt securities rated below investment grade, i.e., "junk bonds." The fund ordinarily will be invested in the securities of issuers in at least three different emerging markets countries.


In selecting countries in which to invest, the portfolio managers look principally for strongly developing economies and increasingly sophisticated markets. Within these countries, the portfolio managers ordinarily look for economic and political factors, including currency movements, that are likely to produce above-average growth rates. In analyzing specific companies for possible investment, the portfolio managers invest in those companies that are best positioned and managed to take advantage of these economic and political factors. In evaluating investments in companies in developed markets, the portfolio managers consider, among other things, the business activities of the company in emerging markets and the impact that developments in emerging markets are likely to have on the company. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high quality debt securities. As a result, the fund may not achieve its investment objective.

The fund may engage in active and frequent trading to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer the bond's duration, the more sensitive it is to this risk.


The prices of foreign securities may be further affected by other factors, including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

These factors may affect the price of common stocks issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates

                               Prospectus Page 20
of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

Compared to higher-quality debt securities, junk bonds involve greater risk of default or prices due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditor's claims. The value of junk bonds often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.


The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.
                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 17.28% (quarter ended 3/31, 1996) and the lowest quarterly return was -27.32% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                              LIFE OF
                                 1 YEAR        FUND*
                                 ---------  ------------
Emerging Markets Fund..........     (36.90%)       (8.83%)
MSCI Emerging Markets Free
  Index**......................     (25.34%)       (8.04%)


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the MSCI Emerging Markets Free Index since July 5, 1994, the fund's date of inception, and July 1, 1994, respectively.



** The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.


                               Prospectus Page 21

GROWTH & INCOME FUND

INVESTMENT OBJECTIVES AND STRATEGIES
The fund's investment objectives are long-term capital appreciation together with current income.


The fund seeks to meet these objectives by investing at least 65% of its total assets in a combination of blue-chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which: (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index; and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. or Standard & Poor's, or are deemed by the portfolio managers to be of comparable quality. The fund may invest up to 35% of its total assets in other equity securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories by Moody's or S&P, or are deemed by the portfolio managers to be of comparable quality. The fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities, or instrumentalities and debt obligations of supranational organizations, such as the World Bank.



The fund will normally invest in securities of issuers in at least three countries, including the United States. However, the fund may invest no more than 40% of its assets in securities of issuers in any one country, other than the U.S. The fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.



The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objective are expected to be the most attractive. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic, and industry sectors within the fund. Further, the portfolio managers select debt securities of particular issuers based on additional economic and countries criteria such as yield, maturity, issue classification, and quality characteristics. The relative proportions of equity and debt securities held by the fund depend upon the portfolio managers' assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. Currency investments are based on economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payment status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold or invest all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.


The prices of foreign securities may be further affected by other factors including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. Thus the value of the fund's shares may vary more

                               Prospectus Page 22
widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 6-year period shown in the bar chart, the highest quarterly return was 12.21% (quarter ended 12/31, 1998) and the lowest quarterly return was -7.64% (quarter ended 9/30, 1998).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                   LIFE OF
                            1 YEAR      5 YEARS     FUND*
                            ---------  ---------  ---------
Growth & Income Fund......      19.62%     12.65%     13.76%
MSCI AC World Index**.....      21.72%     14.48%     16.42%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the MSCI AC World Index since February 10, 1993, the fund's date of inception, and February 1, 1993, respectively.



** The Morgan Stanley Capital International All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.


                               Prospectus Page 23

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVES AND STRATEGIES
The fund's primary investment objective is high current income and its secondary investment objective is capital appreciation.

The fund seeks to meet these objectives by investing primarily in debt securities, including mortgage-backed and asset-backed securities, of issuers in the United States and developed and developing countries, i.e., those that are in the initial stages of their industrial cycles. The securities of issuers in developing countries may consist substantially of "Brady Bonds" and other sovereign debt securities issued by governments of such countries and traded in the markets of developed countries or groups of developed countries without regard to ratings. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds.

The fund normally invests at least 35% of its total assets in U.S. and foreign debt and other fixed-income securities that are either rated at least investment grade by Moody's Investors Service, Inc. or Standard & Poor's (rated in the four highest ratings categories by Moody's or S&P), or that the fund's portfolio managers believe to be of comparable quality. The fund may invest up to 50% of its assets in debt securities that are rated below investment grade by such agencies or that the fund's portfolio managers believe to be of comparable quality, i.e., "junk bonds." The fund may also invest up to 35% of its total assets in equity securities. The fund may invest a significant portion of its assets in the securities of U.S. issuers.


The portfolio managers allocate assets among securities of countries and in currency denominations that are expected to provide the most attractive opportunities for meeting the fund's investment objectives. The portfolio managers consider fundamental economic strength, credit quality, and currency and interest rate trends in emphasizing various country, geographic and industry sectors within the fund. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based on factors such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies and multinational currency units), money market instruments, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.


The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of traditional fund-rate securities.


The prices of foreign securities may be further affected by other factors, including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less

                               Prospectus Page 24
publicly available information about foreign companies than about U.S.
companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

These factors may affect the price of common stocks issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures. In addition, developing countries may have greater political or economic instability, less regulation and smaller, less liquid and more volatile markets than countries with more mature economies.

Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.


Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.



High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If these securities experience a faster principal prepayment rate than expected, both the market value of and income from such securities will decrease.


Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                               Prospectus Page 25

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 6-year period shown in the bar chart, the highest quarterly return was 10.89% (quarter ended 12/31, 1995) and the lowest quarterly return was -17.62% (quarter ended 3/31, 1997).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                     LIFE OF
                              1 YEAR      5 YEARS     FUND*
                              ---------  ---------  ---------
Strategic Income Fund.......      (.61)%      5.11%      8.72%
J.P. Morgan Global
  Government Bond Index**...      15.31%      8.09%      8.72%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the J.P. Morgan Global Government Bond Index since February 10, 1993, the fund's date of inception.



** The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.


                               Prospectus Page 26

GLOBAL GOVERNMENT INCOME FUND

                      INVESTMENT OBJECTIVES AND STRATEGIES


The fund's primary investment objective is high current income and its secondary investment objectives are capital appreciation and protection of capital.



The fund seeks to meet these objectives by investing at least 65% of its total assets in debt securities (including mortgage-backed securities) issued or guaranteed by U.S. and foreign governments or by their agencies, authorities, and instrumentalities, as well as by supranational entities such as the World Bank. The fund primarily invests in high quality government debt securities that are rated in the top two ratings categories by Moody's Investors Service, Inc. or Standard & Poor's, or deemed by the portfolio managers to be of comparable quality. The fund may invest in lower-quality debt securities, i.e., "junk bonds."



The fund may invest up to 35% of its total assets in: (1) foreign government securities that are rated within the third and fourth highest ratings categories by Moody's or S&P or deemed by the portfolio managers to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade (rated within the four highest ratings categories by Moody's or S&P; (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade, or deemed by the portfolio managers to be of comparable quality; and (4) common stocks, preferred stocks and warrants, provided that the fund will invest no more than 20% of its total assets in such securities.


The fund will normally invest in securities issued by at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 40% of its total assets in securities of any one country, other than the U.S. The fund will only invest in a foreign currency or in securities denominated in a foreign currency if the portfolio managers consider the currency to be fully exchangeable into U.S. dollars or a multinational currency unit.


The portfolio managers allocate assets among securities of countries and in currency denominations where the combination of fixed-income market returns, price appreciation of fixed-income securities, and currency exchange rate movements will present opportunities for meeting the fund's investment objectives. The principal determinants of the emphasis given to various country, geographic, and industry sectors within the fund are fundamental economic strength, credit quality, and currency and interest rate trends. Further, the portfolio managers select particular issuers based on additional economic criteria such as yield, maturity, issue classification, and quality characteristics. Currency investments are based upon economic factors (such as relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status, and economic policies) and on political and technical data. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.



The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies and multinational currency units), money market instruments, or high quality-debt securities. As a result, the fund may not achieve its investment objectives.


The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that it holds are downgraded or go into default.


Mortgage-backed and asset backed securities are subject to different risks from bonds and, as a result, may respond to changes in interest rates differently. If interest rates fall, people refinance or pay off their mortgages ahead of time, which may cause mortgage-backed securities to lose value. If interest rates rise, many people may refinance or prepay their mortgages at a slower-than-expected rate. This may effectively lengthen the life of

                               Prospectus Page 27
mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

The prices of foreign securities may be further affected by other factors, including:


CURRENCY EXCHANGE RATES -- The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



POLITICAL AND ECONOMIC CONDITIONS -- The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


REGULATIONS -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


These factors may affect the price of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.



Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social, or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.



Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not reflect their actual market risk.


Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                               Prospectus Page 28

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 6.53% (quarter ended 3/31, 1995) and the lowest quarterly return was -6.38% (quarter ended 3/31, 1994).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                     LIFE OF
                              1 YEAR      5 YEARS     FUND*
                              ---------  ---------  ---------
Global Government Income
  Fund......................      12.69%      5.72%      6.43%
J.P. Morgan Global
  Government Bond Index**         15.31%      8.09%      8.72%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the J.P. Morgan Global Government Bond Index since February 10, 1993, the fund's date of inception.



** The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.


                               Prospectus Page 29

U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The fund's investment objective is a high level of current income, consistent with preservation of capital.


The fund seeks to meet this objective by investing at least 65% of its total assets in U.S. government securities including direct obligations of U.S. Treasury and obligations issued or guaranteed by U.S. government agencies and instrumentalities (including mortgage-backed securities). Within the latter group are: (1) securities supported by the full faith and credit of the United States; (2) securities supported by the right to borrow from the U.S. Treasury; and (3) securities supported primarily or solely by the creditworthiness of the issuer.



The fund may invest up to 35% of its total assets in: (1) foreign government securities, including those of supranational entities such as the World Bank and the Asian Development Bank, rated at least of investment grade (rated within the four highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's, or determined by the fund's sub-advisor to be of comparable quality);
(2) U.S. government securities that are rated within the third or fourth highest ratings categories by Moody's or S&P; (3) privately issued mortgage-backed or asset-backed securities that are rated at least investment grade, or determined by the fund's sub-advisor to be of comparable quality; and (4) commercial paper and other short-term obligations of U.S. and foreign corporations rated at least A-1 by S&P or Prime-1 by Moody's, or determined by the fund's sub-advisor to be of comparable quality.


The fund may invest in securities issued by one country but denominated in the currency of another country (or a multinational currency unit) but will only invest in such securities if the fund's sub-advisor considers the currency to be fully exchangeable into U.S. dollars or a multinational currency unit.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high quality debt securities. As a result, the fund may not achieve its investment objective.


The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk. The fund could also lose money if any debt securities that it holds are downgraded or go into default.



The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                               Prospectus Page 30

                              ANNUAL TOTAL RETURNS

The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 6-year period shown in the bar chart, the highest quarterly return was 7.14% (quarter ended 9/30, 1993) and the lowest quarterly return was -4.97% (quarter ended 3/31, 1994).


PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                     LIFE OF
                              1 YEAR      5 YEARS     FUND*
                              ---------  ---------  ---------
U.S. Government Income
  Fund......................       9.06%      6.48%      5.36%
J.P. Morgan U.S. Government
  Bond Index**..............      10.25%      6.17%      7.55%


--------------
(1)   Assumes reinvestment of dividends and distributions.


* This column shows the returns of the fund and of the J.P. Morgan U.S. Government Bond Index since February 10, 1993, the fund's date of inception.



** The J.P. Morgan U.S. Government Bond Index is a market value-weighted index of U.S. Treasury issues with remaining maturities of at least one year. It includes the effect of reinvested coupons and is measured in U.S. dollars.


                               Prospectus Page 31

MONEY MARKET FUND

INVESTMENT OBJECTIVE AND STRATEGIES
The investment objective of the Money Market Fund is maximum current income consistent with liquidity and conservation of capital.


The fund seeks to meet this objective by investing in high-quality, U.S. dollar denominated money market instruments. The fund seeks to maintain a net asset value of $1.00 per share. To do so, the fund will maintain a dollar-weighted average maturity of 90 days or less and will purchase only instruments having remaining maturities of 13 months or less.



The fund may invest only in first-tier high-quality U.S. dollar-denominated money market securities determined by the fund's investment advisor to present minimal credit risks. First-tier high quality securities are those that have received the highest rating for short-term securities from at least two nationally ranked statistical ratings organizations, such as Moody's Investors Service, Inc. or Standard & Poor's, or were determined by the fund's investment advisor to be of comparable quality. These include: (1) obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities (including direct obligations of the U.S. Treasury, obligations backed by the full faith and credit of U.S. government, obligations supported primarily or solely by the creditworthiness of the issuer, and similar U.S. dollar-denominated instruments of foreign governments and their agencies and instrumentalities); (2) obligations such as certificates of deposit and banker's acceptances of U.S. and non-U.S. banks with total assets of at least $1 billion; (3) interest-bearing deposits in principal amounts less than the FDIC insurance limit in U.S. commercial and savings banks with total assets of at least $1 billion, up to 5% of the fund's assets; (4) commercial paper and other short-term debt obligations of U.S. and foreign companies rated at least Prime-1 by Moody's or A-1 by S&P, or determined by the fund's investment advisor to be of comparable quality; and (5) repurchase agreements secured by any of the above securities.



In managing the fund, the fund's investment advisor may employ several professional money management techniques, including varying the composition of the fund's investments and the average weighted maturity of the fund's securities within the limitations described above. Decisions on whether to use such techniques are based upon the fund's investment advisor's identification and assessment of the relative values of various money market instruments and the future of interest rate patterns, economic conditions, and shifts in fiscal and monetary policy. The fund's investment advisor's also may seek to improve the fund's income by purchasing and selling securities, taking advantage of yield disparities occurring in the market.


PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.


The value of your shares could be adversely affected if the computer systems used by the fund's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.



The fund's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the fund invests.


PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund is offered exclusively for investment in separate accounts that fund certain variable annuity contracts offered by certain life insurance companies. The information below does not reflect charges and fees associated with those separate accounts. Those charges and fees will reduce returns. The fund's past performance is not necessarily an indication of its future performance.

                               Prospectus Page 32

ANNUAL TOTAL RETURNS
The following bar chart shows changes in the performance of the fund's shares from year to year. The bar chart does not reflect charges or fees associated with investment in the fund through separate accounts. If it did, the total annual returns would be lower.


During the 5-year period shown in the bar chart, the highest quarterly return was 1.66% (quarter ended 12/31, 1997) and the lowest quarterly return was .62% (quarter ended 3/31, 1994).


PERFORMANCE TABLE

The following performance table shows the fund's average annual total return for the periods indicated.


                         AVERAGE ANNUAL TOTAL RETURN(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)


                                                       LIFE OF
                                1 YEAR      5 YEARS     FUND*
                                ---------  ---------  ---------
Money Market Fund.............       5.22%      4.82%      4.52%


--------------
(1)   Assumes reinvestment of dividends and distributions.

* This column shows the returns of the fund since February 10, 1993, the fund's date of inception.

SEVEN-DAY YIELD

                               Prospectus Page 33

                                FUND MANAGEMENT

--------------------------------------------------------------------------------

THE ADVISOR AND SUB-ADVISORS
A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor.

INVESCO Asset Management Limited (IAML), an affiliate of the advisor, is the sub-advisor to each of the following funds:


  -  Europe Fund



  -  International Fund



  -  Latin America Fund



  -  Emerging Markets Fund



  -  Growth & Income Fund and



  -  Global Government Income Fund


INVESCO (NY), Inc. (INVESCO (NY)), an affiliate of the advisor, is the sub-advisor to each of the following funds:


  -  U.S. Government Income Fund



  -  Money Market Fund and



  -  Strategic Income Fund



INVESCO Asia Limited (IAL), an affiliate of the advisor, is the sub-advisor to New Pacific Fund.



Each fund's sub-advisor is responsible for that fund's day-to-day management, subject to the supervision of the advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. IAML is located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO (NY) is located at 1166 Avenue of the Americas, New York, NY 10036 and 50 California Street, San Francisco, CA 94111. IAL is located at Two Pacific Place, Suite 2106, 88 Queensway, Hong Kong.



The advisor and the sub-advisor together supervise all aspects of a fund's operations and provide investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.



The advisor has acted as an investment advisor since its organization in 1976. IAML, INVESCO (NY), and IAL have each acted as investment advisors since their respective organizations in 1967, 1969, and 1972. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including those of the funds, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION
During their last fiscal year ended December 31, 1998, the following funds each paid the advisor advisory fees of 1.00% of their respective net assets:


  -  New Pacific Fund



  -  Europe Fund



  -  International Fund



  -  Infrastructure Fund



  -  Natural Resources Fund



  -  Telecommunications Fund



  -  Latin America Fund



  -  Emerging Markets Fund and



  -  Growth & Income Fund


During their last fiscal year ended December 31, 1998, the following funds each paid the advisor advisory fees of 0.75% of their respective net assets:


  -  America Fund



  -  Strategic Income Fund



  -  Global Government Income Fund and



  -  U.S. Government Income Fund


During its last fiscal year ended December 31, 1998, the Money Market Fund paid the advisor advisory fees of 0.50% of its net assets.

SUB-ADVISOR COMPENSATION

During the funds' last fiscal year ended December 31, 1998, the advisor paid to a sub-advisor sub-advisory fees equal to 40% of the fees paid to it by each fund sub-advised by such sub-advisor.


                               Prospectus Page 34

                                NEW PACIFIC FUND



                             RESPONSIBILITIES FOR
NAME/OFFICE                        THE FUND                      BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Anna Tong                  Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc. since June 1998 and Managing
                            1998                      Director and Chief Investment Officer, INVESCO Asia Limited (Hong
                                                      Kong) since April 1997. Managing Director, INVESCO International
                                                      (FE) Ltd. (Hong King) and Director, INVESCO Investment Management
                                                      (HK) Ltd. (Hong Kong) since March 1985.
Sammy Lau                  Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc. since June 1998. Director
                            1998                      (since January 1996) and Associate Director (December 1994 to
                                                      January 1996), INVESCO Asia Limited (Hong Kong). Associate, J.P.
                                                      Morgan (Hong Kong) from November 1993 to November 1994. Investment
                                                      Manager, Baring International Asset Admin. Ltd. (Hong Kong) from
                                                      June 1990 to October 1993.


                                  EUROPE FUND

                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Steven Chamberlain         Portfolio Manager since   Senior Portfolio Manager for INVESCO Asset Management Ltd. since
                            1999                      1989


                               INTERNATIONAL FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Roger Yates                Portfolio Manager since   Global Chief Investment Officer (since October 1997) and
                            1996                      International Chief Investment Office (from September 1996 to
                                                      October 1997), INVESCO (NY), Inc. and INVESCO GT Asset Management.
                                                      Chief Investment Officer and Portfolio Manager for Europe and the
                                                      United Kingdom, INVESCO (NY), Inc. (from 1994 to 1996). Investment
                                                      Manager, Morgan Greenfell Asset Management, from 1988 to 1994.
Michael Lindsell           Portfolio Manager since   Head of Investment Strategy for Global Equities, INVESCO (NY), Inc.
                            1997                      and INVESCO GT Asset Management PLC (London) since 1996. Chief
                                                      Investment Officer, INVESCO GT Asset Management Asia Ltd. (Hong
                                                      Kong) from 1992 to 1996. Portfolio Manager, INVESCO (NY), Inc.
                                                      from 1992 to 1996.



                                  AMERICA FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Charles D. Scavone         Portfolio Manager since   Vice President of A I M Capital Management, Inc. ("AIM Capital"), a
                            1999                      wholly owned subsidiary of AIM and Portfolio Management for the
                                                      Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1997. Prior to 1996, he was Associate Portfolio Manager for
                                                      Van Kampen American Capital Asset Management, Inc. from 1994 to
                                                      1996.


                               Prospectus Page 35

                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Kenneth A. Zschappel       Portfolio Manager since   Assistant Vice President of AIM Capital and Portfolio Manager for
                            1999                      the Fund since1999. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1999.



                              INFRASTRUCTURE FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Brian T. Nelson            Portfolio Manager since   Portfolio Manager (1997) and Senior Equity Research Analyst (from
                            1997                      October 1996 to September 1997), INVESCO (NY), Inc. Employed by
                                                      Chancellor Capital from 1995 to October 1996. Equity Research
                                                      Analyst and Co-Portfolio Manager, Franklin Resources, Inc. from
                                                      1988 to 1995.



                             NATURAL RESOURCES FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Derek H. Webb              Portfolio Manager since   Portfolio Manager (since 1994) and Analyst (from 1992 to 1994),
                            Fund inception in 1995    INVESCO (NY), Inc.



                            TELECOMMUNICATIONS FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
David P. Barnard           Portfolio Manager since   Vice President of A I M Capital Management, Inc. and Portfolio
                            1999                      Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1982 and has been an investment professional since 1974.
Claude C. Cody IV          Portfolio Manager since   Vice President of A I M Capital Management, Inc. and Portfolio
                            1999                      Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1992 and has been an investment professional since 1976.
Robert M. Kippes           Portfolio Manager since   Vice President of A I M Capital Management, Inc. and Portfolio
                            1999                      Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1969.
Jonathan C. Schoolar       Portfolio Manager since   Senior Vice President of A I M Capital Management, Inc. and
                            1999                      Portfolio Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1986 and has been an investment professional since 1983.
Kenneth A. Zschappel       Portfolio Manager since   Assistant Vice President of A I M Capital Management, Inc. and
                            1999                      Portfolio Manager for the Fund since 1999. He has been associated with AIM and/or its subsidiaries since 1992 and began working as an investment professional in 1990.
T. Bradley Conger          Portfolio Manager since   Portfolio Manager for the Fund since 1999. He has been associated
                            1999                      with AIM and/or its subsidiaries since 1997. From 1989 to 1997 he was a member of the Goldman Sachs & Co. international equity sales team.


                               Prospectus Page 36

                               LATIN AMERICA FUND

                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
David Manuel               Portfolio Manager since   Portfolio Manager for INVESCO Asset Management Ltd. since November
                            1997                      1997. Investment Analyst and Portfolio Manager for Abbey Life
                                                      Investment Services Ltd. (Bournemouth) from 1987 to 1997, and Head of Latin American Equities from 1994 to 1997.

                             EMERGING MARKETS FUND


                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Francesco Bertoni          Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc. since 1998 and Investment
                            1998                      Director, INVESCO Asset Management Ltd. since 1994. Joined INVESCO
                                                      London as Portfolio Manager in European Equity Team in 1990, moved to International Equity Team in 1993, and became responsible for
                                                      Global Emerging Markets products in 1995
Christine Rowley           Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc., INVESCO GT Asset Management,
                            1997                      and INVESCO GT Asset Asia Ltd. (Hong Kong), since 1992.


                              GROWTH & INCOME FUND


                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Michael Lindsell           Portfolio Manager since   Head of Investment Strategy for Global Equities, INVESCO (NY), Inc.
                            1998                      and INVESCO GT Asset Management PLC (London) since 1996. Chief
                                                      Investment Officer, INVESCO GT Asset Management Asia Ltd. (Hong
                                                      Kong) from 1992 to 1996. Portfolio Manager, INVESCO (NY), Inc.
                                                      from 1992 to 1996.
John Nadell                Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc. since July 1998. Portfolio
                            1998                      Manager (since 1996) and Investment Analyst (1994 to 1996),
                                                      INVESCO GT Asset Management Japan Ltd. (Tokyo). Investment
                                                      Analyst, Pacific Equity Management, from 1990 to 1994.
Paul Griffiths             Portfolio Manager since   Head of Global Fixed Income (since June 1997) and Portfolio Manager
                            1995                      (from 1994 to 1997), INVESCO (NY), Inc. and INVESCO GT Asset
                                                      Management. Global Bond Fund Manager, Lazard Investors, from 1993 to 1994.
Michael McDonagh           Portfolio Manager since   Portfolio Manager for GT London since 1992 and for INVESCO Asset
                            1998                      Management Ltd. since October 1988. From 1977 to 1992, was a
                                                      Portfolio Manager for GT Asia.


                               Prospectus Page 37

                             STRATEGIC INCOME FUND


                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
David B. Hughes            Portfolio Manager since   Head of Global Fixed Income, North America (since January 1998) and
                            1998                      Senior Portfolio Manager for Global/ International Fixed Income
                                                      (October 1996 to December 1997), INVESCO (NY), Inc. Employed by
                                                      Chancellor Capital from July 1995 to October 1996. Assistant Vice
                                                      President, Fiduciary Trust Company International, from 1994 to
                                                      1995. Assistant Treasurer, Bankers Trust Company, from 1991 to
                                                      1994.
Craig Munro                Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc., since August 1997. Vice
                            1998                      President and Senior Analyst in Emerging Markets Group of the
                                                      Global Fixed Income Division of Merrill Lynch Asset Management,
                                                      from 1993 to August 1997.
Kevin Rogers               Portfolio Manager since   Portfolio Manager for INVESCO (NY), Inc. since July 1997. Prior
                            1998                      thereto, was a high yield bond analyst at Fidelity Management &
                                                      Research Company (Boston) from 1988 to 1997.
Cheng-Hock Lau             Portfolio Manager since   Chief Investment Officer for Global Fixed Income (since October
                            1998                      1996) and Senior Portfolio Manager for Global/ International Fixed
                                                      Income (July 1995 to October 1996), INVESCO (NY), Inc. Employed by
                                                      Chancellor Capital from 1995 to October 1996. Senior Vice
                                                      President and Senior Portfolio Manager, Fiduciary Trust Company
                                                      International, from 1993 to 1995.



                         GLOBAL GOVERNMENT INCOME FUND



                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Thomas J. Berger           Portfolio Manager since   Director and Head of the Global Fixed Income Group for INVESCO
                            1999                      Asset Management Ltd. since 1997. Director of Mercury Asset
                                                      Management PLC from 1993 to 1997.
Paul Griffiths             Portfolio Manager since   Director and Head of the Global Fixed Income Team for INVESCO Asset
                            1999                      Management Group Ltd. since June 1997. Portfolio Manager from 1994 to 1997. Global Bond Fund Manager for Lazard Investors from 1993 to 1994.
David B. Hughes            Portfolio Manager since   Director, Global Fixed Income Group and Portfolio Manager of
                            1999                      INVESCO Asset Management Ltd. since December 1998. Head of Global
                                                      Fixed Income, North America, and Portfolio Manager for INVESCO
                                                      (NY), Inc. from January 1998 to December 1998. Senior Portfolio
                                                      Manager for Global/International Fixed Income for INVESCO (NY),
                                                      Inc. from July 1995 to December 1997. Employed by Chancellor
                                                      Capital from July 1995 to October 1996. Assistant Vice President of Fiduciary Trust Company International from 1994 to 1995.
                                                      Assistant Treasurer at Bankers Trust Company from 1991 to 1994.


                               Prospectus Page 38

                          U.S. GOVERNMENT INCOME FUND


                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Cheng-Hock Lau             Portfolio Manager since   Chief Investment Officer for Global Fixed Income (since October
                            1998                      1996) and Senior Portfolio Manager for Global/ International Fixed
                                                      Income (July 1995 to October 1996), INVESCO (NY), Inc. Employed by
                                                      Chancellor Capital from 1995 to October 1996. Senior Vice
                                                      President and Senior Portfolio Manager, Fiduciary Trust Company
                                                      International, from 1993 to 1995.
Edward J. O'Hara           Portfolio Manager since   Senior Portfolio Manager, High Grade Fixed Income Group, INVESCO
                            1998                      (NY), Inc., since August 1995. Senior Manager, Ark Asset
                                                      Management, Inc. (formerly Lehman Asset Management Company, Inc.), from 1989 to August 1995.


                               MONEY MARKET FUND

                             RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                              DURING THE PAST FIVE YEARS
-------------------------  ------------------------  -------------------------------------------------------------------
Cheng-Hock Lau             Portfolio Manager since   Chief Investment Officer for Global Fixed Income (since October
                            1998                      1996) and Senior Portfolio Manager for Global/ International Fixed
                                                      Income (July 1995 to October 1996), INVESCO (NY), Inc. Employed by
                                                      Chancellor Capital from 1995 to October 1996. Senior Vice
                                                      President and Senior Portfolio Manager, Fiduciary Trust Company
                                                      International, from 1993 to 1995.
Heidi Koch                 Portfolio Manager since   Portfolio Manager, INVESCO (NY), Inc., since October 1996. Employed
                            1997                      by Chancellor Capital from 1991 to October 1996.

                               Prospectus Page 39

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each fund for the past 5 years. Certain information reflects financial results for a single fund share.



The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).



This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report, which is available upon request.



                      GT GLOBAL VARIABLE INVESTMENT SERIES



                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                            VARIABLE NEW PACIFIC FUND
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 10.50        $ 18.02        $ 13.92        $ 14.01         $ 16.07
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.27(a)        0.26(b)        0.13(c)        0.20(d)         0.08(e)
  Net realized and unrealized gain (loss) on
   investments....................................      (1.80)         (7.61)          4.16          (0.23)          (2.08)
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                         (1.53)         (7.35)          4.29          (0.03)          (2.00)
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................      (0.25)         (0.10)         (0.19)         (0.06)          (0.06)
  From net realized gain on investments...........         --          (0.07)            --             --              --
  In excess of net investment income..............         --             --             --             --              --
  In excess of net investment income..............         --             --             --             --              --
  Return of capital...............................         --             --             --             --              --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (0.25)         (0.17)         (0.19)         (0.06)          (0.06)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $  8.72        $ 10.50        $ 18.02        $ 13.92         $ 14.01
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (f).......................     (14.54)%       (41.11)%        30.97%         (0.21)%        (12.47)%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $11,010        $16,490        $32,670        $23,025         $19,391
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       2.38%          1.50%          0.88%          1.27%           0.83%
  Without reimbursement and/or expense
   reductions.....................................       1.85%          1.16%          0.60%          1.74%           0.48%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.23%          1.09%          1.12%          1.14%           1.25%
  Without reimbursement and/or expense
   reductions.....................................       1.76%          1.43%          1.40%          1.61%           1.60%
Ratio of interest expense to average net assets...       0.02%            --%            --%            --%             --%
Portfolio turnover................................        102%            93%            70%            67%             30%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.05.



(b) Includes reimbursement of Fund operating expenses of $0.02.



(c) Includes reimbursement of Fund operating expenses of $0.04.



(d) Includes reimbursement of Fund operating expenses of $0.04.



(e) Includes reimbursement of Fund operating expenses of $0.03.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 40

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                              VARIABLE EUROPE FUND
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 22.52        $ 21.34        $ 16.52        $ 15.22         $ 15.33
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.08(a)        0.05(b)        0.05(c)        0.18(d)         0.16(e)
  Net realized and unrealized gain (loss) on
   investments....................................       3.74           3.10           4.93           1.28           (0.25)
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                          3.82           3.15           4.98           1.46           (0.09)
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................      (0.05)         (0.06)         (0.16)         (0.16)             --
  From net realized gain on investments...........      (2.97)         (1.91)            --             --           (0.02)
  In excess of net investment income..............         --             --             --             --              --
  In excess of net investment income..............         --             --             --             --              --
  Return of capital...............................         --             --             --             --              --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (3.02)         (1.97)         (0.16)         (0.16)          (0.02)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 23.32        $ 22.52        $ 21.34        $ 16.52         $ 15.22
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (f).......................      15.98%         15.15%         30.25%          9.66%          (0.59)%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $32,617        $27,410        $24,537        $15,641         $15,020
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       0.34%          0.22%          0.36%          1.12%           1.48%
  Without reimbursement and/or expense
   reductions.....................................       0.30%          0.01%          0.09%          0.60%           1.07%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.23%          1.20%          1.20%          1.20%           1.25%
  Without reimbursement and/or expense
   reductions.....................................       1.27%          1.41%          1.47%          1.72%           1.66%
Ratio of interest expense to average net assets...       0.32%            --%            --%            --%             --%
Portfolio turnover................................        107%           117%            56%           123%             61%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.01.



(b) Includes reimbursement of Fund operating expenses of $0.02.



(c) Includes reimbursement of Fund operating expenses of $0.04.



(d) Includes reimbursement of Fund operating expenses of $0.08.



(e) Includes reimbursement of Fund operating expenses of $0.04.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 41

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                           VARIABLE INTERNATIONAL FUND
                                                    -------------------------------------------------------------------------
                                                                                                                JULY 5, 1994
                                                                                                                (COMMENCEMENT
                                                                                                                     OF
                                                                                                                 OPERATIONS)
                                                                     YEAR ENDED DECEMBER 31,                         TO
                                                    ---------------------------------------------------------   DECEMBER 31,
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 12.72        $ 11.91        $ 11.01        $ 11.25         $ 12.00
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.10*(a)       0.15(b)        0.05(c)        0.09(d)         0.06(e)
  Net realized and unrealized gain (loss) on
   investments....................................      (0.11)          0.68           0.89          (0.22)          (0.76)
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                         (0.01)          0.83           0.94          (0.13)          (0.70)
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................      (0.09)         (0.02)            --          (0.09)          (0.05)
  From net realized gain on investments...........      (0.75)            --          (0.04)         (0.02)             --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (0.84)         (0.02)         (0.04)         (0.11)          (0.05)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 11.87        $ 12.72        $ 11.91        $ 11.01         $ 11.25
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (f)+......................      (0.64)%         6.93%          8.52%         (1.14)%         (5.81)%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 7,327        $ 5,929        $ 4,782        $ 3,663         $ 2,229
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense
   reductions++...................................       1.64%          1.22%          0.48%          0.93%           3.33%
  Without reimbursement and/or expense
   reductions++...................................       0.56%          0.05%         (0.86)%        (1.35)%         (2.56)%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense
   reductions++...................................       1.25%          1.14%          1.15%          1.25%           0.69%
  Without reimbursement and/or expense
   reductions++...................................       2.33%          2.31%          2.49%          3.53%           6.58%
Ratio of interest expense to average net assets...       0.09%            --%            --%            --%             --%
Portfolio turnover++..............................        105%           112%            92%           107%             17%


------------------

*   Calculated based upon average shares outstanding during the period.



(a) Includes reimbursement of Fund operating expenses of $0.09.



(b) Includes reimbursement of Fund operating expenses of $0.06.



(c) Includes reimbursement of Fund operating expenses of $0.14.



(d) Includes reimbursement of Fund operating expenses of $0.22.



(e) Includes reimbursement of Fund operating expenses of $0.11.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.



+   Not annualized for periods of less than one year.



++  Annualized for periods of less than one year.


                               Prospectus Page 42

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                              VARIABLE AMERICA FUND
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 21.68        $ 19.71        $ 19.46        $ 15.81         $ 13.75
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................      (0.13)         (0.07)          0.12           0.21(a)         0.48(b)
  Net realized and unrealized gain (loss) on
   investments....................................       1.80           2.88           3.18           3.80            2.08
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                          1.67           2.81           3.30           4.01            2.56
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................         --          (0.09)         (0.30)         (0.07)          (0.50)
  From net realized gain on investments...........      (3.20)         (0.75)         (2.75)         (0.29)             --
  In excess of net investment income..............         --             --             --             --              --
  In excess of net investment income..............         --             --             --             --              --
  Return of capital...............................         --             --             --             --              --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (3.20)         (0.84)         (3.05)         (0.36)          (0.50)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 20.15        $ 21.68        $ 19.71        $ 19.46         $ 15.81
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (c).......................       8.09%         14.88%         18.55%         25.37%          18.88%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $40,833        $43,977        $41,647        $37,643         $15,257
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....      (0.59)%        (0.35)%         0.52%          1.66%           1.83%
  Without reimbursement and/or expense
   reductions.....................................      (0.59)%        (0.42)%         0.46%          1.60%           0.76%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       0.95%          0.91%          0.95%          1.00%           0.98%
  Without reimbursement and/or expense
   reductions.....................................       0.95%          0.98%          1.01%          1.06%           2.05%
Ratio of interest expense to average net assets...       0.08%            --%            --%            --%             --%
Portfolio turnover................................        181%           210%           248%            79%            139%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.01.



(b) Includes reimbursement of Fund operating expenses of $0.28.



(c) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 43

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


                      GT GLOBAL VARIABLE INVESTMENT TRUST



                                                                            GT GLOBAL
                                                    ----------------------------------------------------------
                                                                   VARIABLE INFRASTRUCTURE FUND
                                                    ----------------------------------------------------------
                                                                                                  JANUARY 31,
                                                                                                     1995
                                                                                                 (COMMENCEMENT
                                                                                                      OF
                                                                                                  OPERATIONS)
                                                             YEAR ENDED DECEMBER 31,                  TO
                                                    ------------------------------------------   DECEMBER 31,
                                                        1998           1997           1996           1995
                                                    ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 16.35        $ 16.47        $ 13.27         $ 12.00
                                                    ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.31(a)        0.12(b)        0.11(c)         0.07(d)
  Net realized and unrealized gain (loss) on
   investments....................................       0.77           0.74           3.19            1.20
                                                    ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                          1.08           0.86           3.30            1.27
                                                    ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................      (0.17)         (0.10)         (0.03)             --
  From net realized gain on investments...........         --          (0.88)         (0.07)             --
  In excess of net investment income..............         --             --             --              --
  In excess of net investment income..............         --             --             --              --
  Return of capital...............................         --             --             --              --
                                                    ------------   ------------   ------------   -------------
    Total distributions...........................      (0.17)         (0.98)         (0.10)             --
                                                    ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 17.26        $ 16.35        $ 16.47         $ 13.27
                                                    ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   -------------
Total investment return (f)+......................       6.34%          5.00%         24.88%          10.58%
                                                    ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 6,341        $ 8,745        $ 6,054         $ 1,594
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense
   reductions++...................................       1.37%          0.99%          1.35%           1.24%
  Without reimbursement and/or expense
   reductions++...................................       0.94%          0.68%          0.03%          (6.11)%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense
   reductions++...................................       1.25%          1.18%          1.21%           1.22%
  Without reimbursement and/or expense
   reductions++...................................       1.68%          1.49%          2.53%           8.57%
Ratio of interest expense to average net assets...         --%            --%            --%             --%
Portfolio turnover++..............................        110%            46%            76%             38%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.09.



(b) Includes reimbursement of Fund operating expenses of $0.04.



(c) Includes reimbursement of Fund operating expenses of $0.19.



(d) Includes reimbursement of Fund operating expenses of $0.42.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.



+   Not annualized for periods of less than one year.



++  Annualized for periods of less than one year.


                               Prospectus Page 44

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                            GT GLOBAL
                                                    ----------------------------------------------------------
                                                                 VARIABLE NATURAL RESOURCES FUND
                                                    ----------------------------------------------------------
                                                                                                  JANUARY 31,
                                                                                                     1995
                                                                                                 (COMMENCEMENT
                                                                                                      OF
                                                                                                  OPERATIONS)
                                                             YEAR ENDED DECEMBER 31,                  TO
                                                    ------------------------------------------   DECEMBER 31,
                                                        1998           1997           1996           1995
                                                    ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 20.20        $ 20.98        $ 13.88         $ 12.00
                                                    ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.23(a)       (0.03)(b)      (0.06)(c)        0.73(d)
  Net realized and unrealized gain (loss) on
   investments....................................      (6.38)          0.18           7.16            1.91
                                                    ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                         (6.15)          0.15           7.10            2.64
                                                    ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................         --             --             --           (0.71)
  From net realized gain on investments...........      (3.15)         (0.93)            --              --
  In excess of net investment income..............         --             --             --              --
  In excess of net investment income..............         --             --             --           (0.05)
  Return of capital...............................         --             --             --              --
                                                    ------------   ------------   ------------   -------------
    Total distributions...........................      (3.15)         (0.93)            --           (0.76)
                                                    ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 10.90        $ 20.20        $ 20.98         $ 13.88
                                                    ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   -------------
Total investment return (f)+......................     (33.01)%         1.29%         51.15%          22.20%
                                                    ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 6,396        $16,709        $16,308         $ 1,365
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense
   reductions++...................................       1.22%         (0.16)%        (0.60)%         10.87%
  Without reimbursement and/or expense
   reductions++...................................       0.97%         (0.38)%        (1.30)%          2.94%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense
   reductions++...................................       1.24%          1.20%          1.19%           1.14%
  Without reimbursement and/or expense
   reductions++...................................       1.49%          1.42%          1.89%           9.07%
Ratio of interest expense to average net assets...       0.04%            --%            --%             --%
Portfolio turnover++..............................        305%           315%           199%            875%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.04.



(b) Includes reimbursement of Fund operating expenses of $0.03.



(c) Includes reimbursement of Fund operating expenses of $0.11.



(d) Includes reimbursement of Fund operating expenses of $0.47.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.



+   Not annualized for periods of less than one year.



++  Annualized for periods of less than one year.


                               Prospectus Page 45

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                        VARIABLE TELECOMMUNICATIONS FUND
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 18.40        $ 18.14        $ 16.87        $ 13.98         $ 13.07
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................      (0.01)(a)      (0.02)         (0.05)          0.02            0.01(b)
  Net realized and unrealized gain (loss) on
   investments....................................       3.99           2.59           3.31           3.26            0.92
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                          3.98           2.57           3.26           3.28            0.93
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................         --             --          (0.02)         (0.03)          (0.02)
  From net realized gain on investments...........      (1.72)         (2.31)         (1.97)         (0.36)             --
  In excess of net realized gain on investments...         --             --             --             --              --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (1.72)         (2.31)         (1.99)         (0.39)          (0.02)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $ 20.66        $ 18.40        $ 18.14        $ 16.87         $ 13.98
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (c).......................      22.11%         14.56%         19.34%         23.66%           7.15%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $69,459        $68,186        $63,258        $50,778         $36,029
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....      (0.04)%        (0.10)%        (0.26)%         0.16%           0.31%
  Without reimbursement and/or expense
   reductions.....................................      (0.05)%        (0.15)%        (0.31)%         0.10%           0.07%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.16%          1.11%          1.12%          1.20%           1.25%
  Without reimbursement and/or expense
   reductions.....................................       1.17%          1.16%          1.17%          1.26%           1.49%
Ratio of interest expense to average net assets...       0.01%            --%            --%            --%             --%
Portfolio turnover................................         73%            91%            77%            70%             81%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.01.



(b) Includes reimbursement of Fund operating expenses of $0.01.



(c) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 46

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                           VARIABLE LATIN AMERICA FUND
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 16.95        $ 14.80        $ 12.42        $ 19.17         $ 17.68
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.39(a)        0.24(b)        0.27(c)        0.51(d)         0.11(e)
  Net realized and unrealized gain (loss) on
   investments....................................      (7.36)          1.91           2.49          (5.10)           1.49
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                         (6.97)          2.15           2.76          (4.59)           1.60
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................      (0.25)            --          (0.37)         (0.16)          (0.04)
  From net realized gain on investments...........      (0.12)            --             --          (2.00)          (0.07)
  In excess of net realized gain on investments...         --             --          (0.01)            --              --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (0.37)            --          (0.38)         (2.16)          (0.11)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $  9.61        $ 16.95        $ 14.80        $ 12.42         $ 19.17
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (f).......................     (41.71)%        14.53%         22.48%        (24.14)%          9.14%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 9,935        $28,786        $22,928        $19,771         $26,631
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       1.97%          1.36%          1.94%          4.43%           0.82%
  Without reimbursement and/or expense
   reductions.....................................       1.70%          1.21%          1.69%          3.92%           0.49%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.25%          1.25%          1.17%          1.18%           1.25%
  Without reimbursement and/or expense
   reductions.....................................       1.52%          1.40%          1.42%          1.69%           1.58%
Ratio of interest expense to average net assets...       0.14%            --%            --%            --%             --%
Portfolio turnover................................         43%           141%           102%           140%            185%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.04.



(b) Includes reimbursement of Fund operating expenses of $0.02.



(c) Includes reimbursement of Fund operating expenses of $0.02.



(d) Includes reimbursement of Fund operating expenses of $0.06.



(e) Includes reimbursement of Fund operating expenses of $0.04.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 47

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                    GT GLOBAL
                                                    -------------------------------------------------------------------------
                                                                         VARIABLE EMERGING MARKETS FUND
                                                    -------------------------------------------------------------------------
                                                                                                                JULY 5, 1994
                                                                                                                (COMMENCEMENT
                                                                                                                     OF
                                                                                                                 OPERATIONS)
                                                                     YEAR ENDED DECEMBER 31,                         TO
                                                    ---------------------------------------------------------   DECEMBER 31,
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 11.57        $ 14.26        $ 10.88        $ 11.89         $ 12.00
                                                    ------------   ------------   ------------   ------------   -------------
  Net investment income (loss)....................       0.27(a)        0.15(b)        0.11(c)        0.14(d)         0.07(e)
  Net realized and unrealized gain (loss) on
   investments....................................      (4.34)         (1.89)          3.27          (1.04)          (0.05)
                                                    ------------   ------------   ------------   ------------   -------------
    Net increase (decrease) resulting from
     operations                                         (4.07)         (1.74)          3.38          (0.90)           0.02
                                                    ------------   ------------   ------------   ------------   -------------
Distributions to shareholders:
  From net investment income......................         --          (0.06)            --          (0.09)          (0.07)
  From net realized gain on investments...........      (0.81)         (0.89)            --             --              --
  In excess of net investment income..............         --             --             --             --              --
  In excess of net investment income..............         --             --             --             --           (0.06)
  Return of capital...............................         --             --             --          (0.02)             --
                                                    ------------   ------------   ------------   ------------   -------------
    Total distributions...........................      (0.81)         (0.95)            --          (0.11)          (0.13)
                                                    ------------   ------------   ------------   ------------   -------------
Net asset value, end of period....................    $  6.69        $ 11.57        $ 14.26        $ 10.88         $ 11.89
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Total investment return (f)+......................     (36.90)%       (13.76)%        31.07%         (7.54)%          0.12%
                                                    ------------   ------------   ------------   ------------   -------------
                                                    ------------   ------------   ------------   ------------   -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 5,651        $16,509        $17,604        $ 8,983         $ 7,267
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense
   reductions++...................................       1.61%          1.05%          0.89%          1.55%           4.10%
  Without reimbursement and/or expense
   reductions++...................................       0.72%          0.78%          0.39%          0.51%          (0.20)%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense
   reductions++...................................       1.23%          1.22%          1.18%          1.18%           0.00%
  Without reimbursement and/or expense
   reductions++...................................       2.12%          1.49%          1.68%          2.22%           4.30%
Ratio of interest expense to average net assets...       0.17%            --%            --%            --%             --%
Portfolio turnover++..............................        110%           212%           216%           210%            117%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.08.



(b) Includes reimbursement of Fund operating expenses of $0.03.



(c) Includes reimbursement of Fund operating expenses of $0.05.



(d) Includes reimbursement of Fund operating expenses of $0.09.



(e) Includes reimbursement of Fund operating expenses of $0.07.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.



+   Not annualized for periods of less than one year.



++  Annualized for periods of less than one year.


                               Prospectus Page 48

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                   GT GLOBAL
                                                    ------------------------------------------------------------------------
                                                                         VARIABLE GROWTH & INCOME FUND
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 18.60        $ 16.51        $ 14.57        $ 12.99        $ 13.77
                                                    ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)....................       0.53           0.41           0.53(a)        0.52(b)        0.46(c)
  Net realized and unrealized gain (loss) on
   investments....................................       3.08           2.23           1.81           1.46          (0.85)
                                                    ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) resulting from
     operations                                          3.61           2.64           2.34           1.98          (0.39)
                                                    ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net investment income......................      (0.44)         (0.51)         (0.35)         (0.40)         (0.39)
  From net realized gain on investments...........      (0.26)         (0.04)         (0.05)            --             --
  In excess of net realized gain on investments...         --             --             --             --             --
                                                    ------------   ------------   ------------   ------------   ------------
    Total distributions...........................      (0.70)         (0.55)         (0.40)         (0.40)         (0.39)
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................    $ 21.51        $ 18.60        $ 16.51        $ 14.57        $ 12.99
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total investment return (d).......................      19.60%         16.22%         16.33%         15.49%         (2.85)%
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $55,580        $50,356        $36,433        $30,565        $25,580
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       2.53%          2.86%          3.58%          3.87%          3.69%
  Without reimbursement and/or expense
   reductions.....................................       2.53%          2.72%          3.48%          3.66%          3.45%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.22%          1.13%          1.20%          1.23%          1.25%
  Without reimbursement and/or expense
   reductions.....................................       1.22%          1.27%          1.30%          1.44%          1.49%
Ratio of interest expense to average net assets...       0.04%            --%            --%            --%            --%
Portfolio turnover................................         72%            60%            57%            73%            53%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.01.



(b) Includes reimbursement of Fund operating expenses of $0.03.



(c) Includes reimbursement of Fund operating expenses of $0.03.



(d) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 49

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                   GT GLOBAL
                                                    ------------------------------------------------------------------------
                                                                         VARIABLE STRATEGIC INCOME FUND
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 13.39        $ 13.38        $ 11.86        $ 10.82        $ 14.57
                                                    ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)....................       0.97(a)        1.00(b)        0.95(c)        1.07(d)        1.71(e)
  Net realized and unrealized gain (loss) on
   investments....................................      (1.05)         (0.07)          1.50           0.93          (4.17)
                                                    ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) resulting from
     operations                                         (0.08)          0.93           2.45           2.00          (2.46)
                                                    ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net investment income......................      (0.92)         (0.92)         (0.85)         (0.96)         (0.79)
  From net realized gain on investments...........         --             --          (0.08)            --          (0.45)
  In excess of net investment income..............         --             --             --             --             --
  In excess of net investment income..............         --             --             --             --             --
  Return of capital...............................         --             --             --             --          (0.05)
                                                    ------------   ------------   ------------   ------------   ------------
    Total distributions...........................      (0.92)         (0.92)         (0.93)         (0.96)         (1.29)
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................    $ 12.39        $ 13.39        $ 13.38        $ 11.86        $ 10.82
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total investment return (f).......................      (0.61)%         7.14%         21.58%         19.50%        (17.09)%
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $22,022        $28,497        $31,718        $25,345        $23,367
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       7.16%          7.20%          7.74%          9.59%          7.58%
  Without reimbursement and/or expense
   reductions.....................................       6.97%          7.03%          7.59%          9.35%          7.43%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.00%          0.90%          0.99%          1.00%          1.00%
  Without reimbursement and/or expense
   reductions.....................................       1.19%          1.07%          1.14%          1.24%          1.15%
Ratio of interest expense to average net assets...       0.16%            --%            --%            --%            --%
Portfolio turnover................................        282%           185%           210%           193%           313%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.02.



(b) Includes reimbursement of Fund operating expenses of $0.01.



(c) Includes reimbursement of Fund operating expenses of $0.02.



(d) Includes reimbursement of Fund operating expenses of $0.03.



(e) Includes reimbursement of Fund operating expenses of $0.04.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 50

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                   GT GLOBAL
                                                    ------------------------------------------------------------------------
                                                                     VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 11.17        $ 11.43        $ 11.51        $ 10.63        $ 12.53
                                                    ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)....................       0.67(a)        0.82(b)        0.72(c)        0.79(d)        0.77(e)
  Net realized and unrealized gain (loss) on
   investments....................................       0.71          (0.34)         (0.06)          0.84          (1.85)
                                                    ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) resulting from
     operations                                          1.38           0.48           0.66           1.63          (1.08)
                                                    ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net investment income......................      (0.62)         (0.74)         (0.74)         (0.75)         (0.73)
  From net realized gain on investments...........         --             --             --             --             --
  In excess of net investment income..............      (0.02)            --             --             --             --
  In excess of net investment income..............         --             --             --             --             --
  Return of capital...............................         --             --             --             --          (0.09)
                                                    ------------   ------------   ------------   ------------   ------------
    Total distributions...........................      (0.64)         (0.74)         (0.74)         (0.75)         (0.82)
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................    $ 11.91        $ 11.17        $ 11.43        $ 11.51        $ 10.63
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total investment return (f).......................      12.69%          4.37%          6.17%         15.85%         (8.70)%
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 8,801        $ 8,251        $10,397        $11,944        $ 9,654
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       5.71%          6.33%          6.32%          7.03%          6.89%
  Without reimbursement and/or expense
   reductions.....................................       5.28%          5.74%          5.80%          6.37%          6.21%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.00%          0.95%          0.95%          1.00%          1.00%
  Without reimbursement and/or expense
   reductions.....................................       1.43%          1.54%          1.47%          1.66%          1.68%
Ratio of interest expense to average net assets...       0.07%            --%            --%            --%            --%
Portfolio turnover................................        224%           235%           235%           394%           350%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.05.



(b) Includes reimbursement of Fund operating expenses of $0.06.



(c) Includes reimbursement of Fund operating expenses of $0.06.



(d) Includes reimbursement of Fund operating expenses of $0.07.



(e) Includes reimbursement of Fund operating expenses of $0.08.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 51

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                   GT GLOBAL
                                                    ------------------------------------------------------------------------
                                                                      VARIABLE U.S. GOVERNMENT INCOME FUND
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $ 11.70        $ 11.41        $ 11.74        $ 10.79        $ 12.23
                                                    ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)....................       0.63(a)        0.63(b)        0.60(c)        0.62(d)        0.63(e)
  Net realized and unrealized gain (loss) on
   investments....................................       0.40           0.29          (0.35)          0.93          (1.39)
                                                    ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) resulting from
     operations                                          1.03           0.92           0.25           1.55          (0.76)
                                                    ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net investment income......................      (0.62)         (0.54)         (0.58)         (0.60)         (0.62)
  From net realized gain on investments...........         --          (0.09)            --             --          (0.06)
  In excess of net investment income..............         --             --             --             --             --
  In excess of net investment income..............         --             --             --             --             --
  Return of capital...............................         --             --             --             --             --
                                                    ------------   ------------   ------------   ------------   ------------
    Total distributions...........................      (0.62)         (0.63)         (0.58)         (0.60)         (0.68)
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................    $ 12.11        $ 11.70        $ 11.41        $ 11.74        $ 10.79
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total investment return (f).......................       9.06%          8.30%          2.23%         14.73%         (6.27)%
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 7,381        $ 7,373        $ 5,483        $ 5,992        $ 2,415
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       5.17%          5.54%          5.24%          5.43%          5.53%
  Without reimbursement and/or expense
   reductions.....................................       4.85%          4.92%          4.49%          3.87%          1.29%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       1.00%          1.00%          1.00%          1.00%          0.38%
  Without reimbursement and/or expense
   reductions.....................................       1.32%          1.62%          1.75%          2.56%          4.63%
Ratio of interest expense to average net assets...       0.07%            --%            --%            --%            --%
Portfolio turnover................................        231%           143%            49%           186%            34%


------------------

(a) Includes reimbursement of Fund operating expenses of $0.04.



(b) Includes reimbursement of Fund operating expenses of $0.06.



(c) Includes reimbursement of Fund operating expenses of $0.08.



(d) Includes reimbursement of Fund operating expenses of $0.14.



(e) Includes reimbursement of Fund operating expenses of $0.48.



(f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.


                               Prospectus Page 52

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


                      GT GLOBAL VARIABLE INVESTMENT SERIES



                                                                                   GT GLOBAL
                                                    ------------------------------------------------------------------------
                                                                               MONEY MARKET FUND
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                        1998           1997           1996           1995           1994
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                    ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)....................       0.05           0.05           0.05           0.05           0.03
  Net realized and unrealized gain (loss) on
   investments....................................         --             --             --             --             --
                                                    ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) resulting from
     operations                                          0.05           0.05           0.05           0.05           0.03
                                                    ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
  From net investment income......................      (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
  From net realized gain on investments...........         --             --             --             --             --
                                                    ------------   ------------   ------------   ------------   ------------
    Total distributions...........................      (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total investment return (a).......................       5.22%          5.37%          4.75%          5.24%          3.48%
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $31,588        $26,964        $19,794        $14,891        $19,474
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions....       4.70%          4.77%          4.67%          5.15%          3.70%
  Without reimbursement and/or expense
   reductions.....................................       4.70%          4.73%          4.57%          4.85%          3.64%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions....       0.73%          0.75%          0.75%          0.75%          0.75%
  Without reimbursement and/or expense
   reductions.....................................       0.73%          0.79%          0.85%          1.05%          0.81%
Ratio of interest expense to average net assets...        N/A            N/A            N/A            N/A            N/A
Portfolio turnover................................        N/A            N/A            N/A            N/A            N/A


------------------


(a) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.



N/A Not applicable.


                               Prospectus Page 53

                                 HOW TO INVEST

--------------------------------------------------------------------------------

The funds serve as funding vehicles for the variable annuity contracts offered by participating insurance companies through separate accounts. Shares of the funds may be offered to separate accounts of participating insurance companies and serve as the underlying investments for variable annuity contracts.

The owners of variable annuity contracts may allocate premium payments among the general accounts of the participating insurance companies and the divisions of the separate accounts that correspond to the funds. Individuals may not pay variable annuity premiums directly to the funds.

The variable annuity contracts are described in a separate prospectus issued by each participating insurance company for which the companies assume no responsibility. Individual variable annuity contract holders are not the "shareholders" of either company or any fund. Rather, each participating insurance company and its separate accounts are the shareholders (the "shareholders"). In accordance with current law, shareholder voting rights will be passed on to variable annuity contract holders. As described below, for certain matters company shareholders vote together as a group; as to other matters, they vote separately by fund.

Shares of the funds are offered and redeemed at their respective net asset values without the addition of any sales load or redemption charge next determined following receipt by a separate account of premium payments, surrender requests under policies, loan payments, transfer requests, and similar or related transactions. The funds do not issue share certificates. See "Pricing of Shares."

--------------------------------------------------------------------------------

                               PRICING OF SHARES

--------------------------------------------------------------------------------


Each fund prices its shares based upon its net asset value. The net asset value of a fund is equal to its total assets (consisting mainly of portfolio securities and cash) minus its total liabilities. Each of the funds, other than the Money Market Fund, values its portfolio securities for which market quotations are readily available at market price. The funds value short-term investments (maturing within 60 days) at amortized cost, which approximates market value. The Money Market Fund values its assets at amortized cost. When market quotations for futures and options positions held by the funds are readily available, those positions are valued based upon such quotations. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based upon the prevailing exchange rates on that day. Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by, or under the supervision of, the respective fund's Board of Trustees.


In addition, if, between the time trading ends for a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the funds may value the security at its fair value as determined in good faith by, or under the supervision of, the Board of Trustees of the fund. Because some of the funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

Each fund determines the net asset value of its shares as of the close of regular trading on the NYSE on each day the NYSE is open for business. The funds price purchase, exchange, and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

                               Prospectus Page 54

                                     TAXES

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS.
In general, dividends and distributions you receive from each fund are taxable as ordinary income or capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending upon the length of time the fund holds its assets (i.e., short-term and long-term capital gains distributions). Every year, an account statement showing the amount of dividends and distributions you received from each fund during the prior year will be send to you.

The Money Market Fund declares dividends from net investment income on each day that it determines its net asset value. These dividends are usually paid on the last calendar day of each month. The Money Market Fund generally makes distributions of any net short-term capital gain annually after the end of its fiscal year on December 31. The Money Market Fund does not expect to realize any long-term capital gains. The Strategic Income Fund, the Global Government Income Fund, and the U.S. Government Income Fund each declare and pay dividends from net investment income, if any, and make distributions of net short-term capital gains, if any, on a quarterly basis. The Growth & Income Fund declares and pays dividends from net investment income, if any, and makes distributions of net short-term capital gains, if any, on a quarterly basis. The New Pacific Fund, the Europe Fund, the International Fund, the America Fund, the Infrastructure Fund, the Natural Resources Fund, the Telecommunications Fund, the Latin America Fund, and the Emerging Markets Fund each declare and pay dividends from net investment income, if any, on an annual basis.

All funds, except the Money Market Fund, distribute to shareholders on an annual basis substantially all of their net capital gains (excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Dividends and other distributions from a fund are paid in additional shares of that fund at net asset value per share, unless
A I M Fund Services, Inc., the funds' transfer agent, is instructed otherwise.

Fund shares are offered only to separate accounts established to fund variable annuity contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts.

Each fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code, place certain limitations on the amount of assets of each separate account -- and, because section 817(h) and those regulations treat each fund's assets as assets of the related separate accounts, of each fund -- that can be invested in securities of a single issuer.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the funds and the separate accounts. For further information, see the statement of additional information and the applicable variable annuity contract prospectus.

                               Prospectus Page 55

                        OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The statement of additional information (SAI), a current version of which is on file with the United States Securities and Exchange Commission (SEC) contains more details about each of the funds and is incorporated by reference into each prospectus (is legally a part of each prospectus). Annual and semi-annual report to shareholders contain additional information about each fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected that fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds or your account, or wish to obtain free copies of the fund's current SAI or annual or semi-annual reports, please contact us:


BY MAIL:        GT Global Variable Investment
                Fund
                11 Greenway Plaza, Suite 100
                Houston, TX 77046-1173
BY TELEPHONE:   (800) 347-4246
BY E-MAIL:      general@aimfunds.com


You can also obtain copies of the funds' SAI and other information at the SEC's Public Reference Room in Washington, D.C., on the SEC's website
(http://www.sec.gov) or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

GT Global Variable Investment Series
SEC 1940 Act file number: 811-6632
GT Global Variable Investment Trust
SEC 1940 Act file number: 811-7164

                               Prospectus Page 56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
                      GT GLOBAL VARIABLE NEW PACIFIC FUND
                         GT GLOBAL VARIABLE EUROPE FUND
                     GT GLOBAL VARIABLE LATIN AMERICA FUND
                        GT GLOBAL VARIABLE AMERICA FUND
                     GT GLOBAL VARIABLE INTERNATIONAL FUND
                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND
                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND
                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
                    GT GLOBAL VARIABLE EMERGING MARKETS FUND
                    GT GLOBAL VARIABLE GROWTH & INCOME FUND
                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND
                          GT GLOBAL MONEY MARKET FUND
                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580
                      Statement of Additional Information
                                  May 3, 1999
--------------------------------------------------------------------------------

This Statement of Additional Information relates to the GT Global Variable Investment Funds (individually a "Fund," and collectively, the "Funds"). Each Fund is organized as a separate series of either GT Global Variable Investment Series ("Investment Series") or GT Global Variable Investment Trust ("Investment Trust") (individually, a "Trust," and collectively, the "Trusts"). This Statement of Additional Information which is not a prospectus, supplements and should be read in conjunction with the Funds' current Prospectus dated May 3, 1999, a copy of which is available without charge by writing to the above address or by calling the Funds at the toll-free phone number printed above. Shares of each Fund are offered only to separate accounts ("Separate Accounts") that fund certain variable annuity contracts ("VA Contracts") offered by certain life insurance companies ("Participating Insurance Companies").


A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for and/or INVESCO Asset Management Limited ("IAML"), INVESCO
(NY), Inc. ("INVESCO (NY)"), or INVESCO Asia Limited ("IAL") serves as the investment sub-advisor and/or sub-administrator for each of the Funds. The Funds' Transfer Agent is A I M Fund Services, Inc. ("Transfer Agent").

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................     19
Risk Factors.............................................................................................................     29
Investment Limitations...................................................................................................     40
Execution of Portfolio Transactions......................................................................................     51
Trustees and Executive Officers..........................................................................................     55
Management...............................................................................................................     57
Valuation of Fund Shares.................................................................................................     61
Information Relating to Sales and Redemptions............................................................................     62
Taxes....................................................................................................................     64
Additional Information...................................................................................................     66
Investment Results.......................................................................................................     67
Description of Debt Ratings..............................................................................................     75
Appendix.................................................................................................................     77
Financial Statements.....................................................................................................     78

                                     [LOGO]

                   Statement of Additional Information Page 1

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

The investment objective of each of the following Funds, as defined in the Prospectus, is long-term growth of capital: GT GLOBAL VARIABLE NEW PACIFIC FUND ("New Pacific Fund"), GT GLOBAL VARIABLE INTERNATIONAL FUND ("International Fund"), GT GLOBAL VARIABLE EUROPE FUND ("Europe Fund") and GT GLOBAL VARIABLE AMERICA FUND ("America Fund"). GT GLOBAL VARIABLE LATIN AMERICA FUND ("Latin America Fund") seeks capital appreciation. The investment objective of each of GT GLOBAL VARIABLE EMERGING MARKETS FUND ("Emerging Markets Fund") and GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND ("Telecommunications Fund") is long-term growth of capital. The investment objective of each of GT GLOBAL VARIABLE
INFRASTRUCTURE FUND ("Infrastructure Fund") and GT GLOBAL VARIABLE NATURAL RESOURCES FUND ("Natural Resources Fund") is long-term capital growth. The investment objectives of GT GLOBAL VARIABLE GROWTH & INCOME FUND ("Growth & Income Fund") are long-term capital appreciation together with current income. GT GLOBAL VARIABLE STRATEGIC INCOME FUND ("Strategic Income Fund") seeks high current income as its primary investment objective. The Strategic Income Fund's secondary investment objective is capital appreciation. GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND ("Global Government Income Fund") seeks high current income as its primary investment objective. The Global Government Income Fund's secondary investment objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure. The investment objective of GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND ("U.S. Government Income Fund") is a high level of current income, consistent with the preservation of capital. The investment objective of GT GLOBAL MONEY MARKET FUND ("Money Market Fund") is maximum current income consistent with liquidity and conservation of capital.

SELECTION OF INVESTMENTS
    GENERAL. Each Fund seeks to achieve its investment objective(s) through a distinct set of investment policies. In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, AIM and/or the sub-advisors ordinarily consider the following factors: prospects for relative economic growth between the different countries in which each Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.
In analyzing companies for possible investment by each Fund, AIM and/or the sub-advisors ordinarily look for one or more of the following characteristics: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund or the Funds in the aggregate. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.
In certain countries, governmental and other restrictions on investment may affect a Fund's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market price, liquidity and rights with respect to those securities may vary from shares owned by nationals. At this time, AIM and/ or the sub-advisors are not aware of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds as described in the Prospectus and this Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Funds has a present intention of making any significant investment in any country or stock market in which AIM and/or the sub-advisors consider the political or economic situation to threaten a Fund with substantial or total loss of its investment in such country or market.

    NEW PACIFIC FUND, EUROPE FUND, AND INTERNATIONAL FUND. For purposes of this Statement of Additional Information, an issuer typically is considered as domiciled in a particular country if it is: (a) organized under the laws of, or has its principal office in, a particular country; or (b) normally derives 50% or more of its total revenues from business in that country,


                   Statement of Additional Information Page 2

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
provided that, in the view of AIM and/or the Fund's sub-advisor, the value of such issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by AIM and/or the Funds' sub-advisor to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country. From time to time, the Board of Trustees of a Fund may add or delete countries from that Fund's primary investment area.
Each Fund may invest up to 35% of its assets in the equity securities of issuers domiciled outside of its primary investment area, including: (i) securities of issuers not domiciled in the primary investment area but which are linked by tradition, economic markets, cultural similarities or geography to such primary investment area; and (ii) securities of issuers domiciled elsewhere in the world that have operations in the primary investment area or that stand to benefit from political and economic events in the primary investment area.

Among the factors considered by AIM and/or the Funds' sub-advisor in selecting markets in which to invest are that several markets included in the primary investment areas of New Pacific Fund, Europe Fund, and International Fund are so-called developing countries and their economies and markets are less developed and more prone to uncertainty, instability and risk than the other markets in which such Funds invest.


Under normal circumstances, the assets of International Fund are invested in the equity securities of issuers domiciled in at least three different countries.


    AMERICA FUND. The Fund's process for selecting mid-cap growth stocks consists of four components: asset allocation, industry diversification, stock selection and quality control. The quality control process ensures consistency with the industry and asset allocation guidelines as well as the stock guideline. There is no assurance that this process will produce better or more consistent results than other investment processes.


    EMERGING MARKETS FUND. Emerging Markets Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, and the United States. In determining what countries constitute emerging markets the Sub-advisor will consider, among other things, data analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.


    EMERGING MARKETS FUND AND STRATEGIC INCOME FUND. Emerging Markets Fund and Strategic Income Fund will consider investment in following emerging markets:


Algeria                             Hungary                             Peru
Argentina                           India                               Philippines
Bolivia                             Indonesia                           Poland
Botswana                            Israel                              Portugal
Brazil                              Ivory Coast                         Republic of Slovakia
Bulgaria                            Jamaica                             Russia
Chile                               Jordan                              Singapore
China                               Kazakhstan                          Slovenia
Colombia                            Kenya                               South Africa
Costa Rica                          Lebanon                             South Korea
Cyprus                              Malaysia                            Sri Lanka
Czech Republic                      Mauritius                           Swaziland
Dominican Republic                  Mexico                              Taiwan
Ecuador                             Morocco                             Thailand
Egypt                               Nicaragua                           Turkey
El Salvador                         Nigeria                             Ukraine
Finland                             Oman                                Uruguay
Ghana                               Pakistan                            Venezuela
Greece                              Panama                              Zambia
Hong Kong                           Paraguay                            Zimbabwe

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Although Emerging Markets Fund and Strategic Income Fund each considers all of the above-listed countries eligible for investment, they will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Funds' assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, or for other reasons.


Emerging Markets Fund may invest in common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities, and substantially similar forms of equity with comparable risk characteristics. A company in an "emerging market" is an entity: (i) for which the principal trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made, or services performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market. The Fund may invest up to 35% of its total assets in securities of issuers not included in the list of emerging markets above, if investing therein becomes feasible and desirable subsequent to date of this prospectus. Growth of capital in debt securities in which the Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Fund is incidental to its objective of long-term growth of capital.


Strategic Income Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks; and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments (including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers). The Fund considers "emerging markets" to consist of all countries determined by AIM and/or the Fund's sub-advisor to have developing or emerging economies or markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.


    INFRASTRUCTURE FUND. The Fund may invest, in addition to common stock, in the preferred stock and warrants to acquire common and preferred stock issued by infrastructure companies.

In addition to the types of infrastructure companies listed in the Prospectus, the Fund may also invest in companies engaged in the designing, developing or providing of: (i) electricity production; (ii) steel, concrete, or similar types of products; (iii) mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and (iv) other products and services which, in the judgment of AIM and/or the Fund's sub-advisor, constitute services significant to the development of a country's infrastructure.
AIM and the Fund's sub-advisor believe that a country's infrastructure is one key to the long-term success of that country's economy. AIM and the Fund's sub-advisor also believe that adequate energy, transportation, water and communications systems are essential for long-term economic growth. AIM and the Fund's sub-advisor believe that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of and services and manufactured goods.
In the developed countries of North America, Europe, Japan and the Pacific Rim, AIM and/or the Fund's sub-advisor expect that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the view of AIM and the Fund's sub-advisor, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.
AIM and the Fund's sub-advisor believe that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economic growth may be the development or improvement of their infrastructure.

    NATURAL RESOURCES FUND. With respect to Natural Resources Fund, AIM has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

The Fund may invest, in addition to common stock, in the preferred stock and warrants to acquire common and preferred stock issued by natural resource companies.

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In addition to the types of natural resources companies listed in the Prospectus, the Fund may also invest in companies which own, explore, or develop: (i) energy sources such as gas and coal; (ii) ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); (iii) forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); refined products (such as chemicals and steel); and
(iv) other products and services which, in the judgment of AIM and/or the Fund's sub-advisor, are significant to the ownership and development of natural resources and other basic commodities.
AIM and/or the Fund's sub-advisor will allocate the Fund's investments among those natural resource companies depending on their assessment of their long-term growth potential. In assessing these companies' long-term growth potential, AIM and/or the sub-advisor will evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels, and the potential to accumulate new resources.
AIM and the Fund's sub-advisor believe that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. AIM and the Fund's sub-advisor believe there changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.
AIM and the Fund's sub-advisor also believe that investments in natural resource industries offer an opportunity to protect wealth against the capital eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. AIM and the Fund's sub-advisor believe that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

    TELECOMMUNICATIONS FUND. With respect to Telecommunications Fund, AIM has identified four areas that it expects will create investment opportunities and lead to growth in the sector: (i) the deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) the privatization of state-owned telecommunications businesses; (iii) the development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies, that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

The Fund may invest, in addition to common stock, in the preferred stock and warrants to acquire common and preferred stock issued by telecommunications companies.
Telecommunications companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. AIM and/or the Fund's sub-advisor will allocate the Fund's investments among these sectors depending upon their assessment of the relative long-term growth potentials of the sectors.
In addition to the types of telecommunications companies listed in the Prospectus, the Fund may also invest in companies designing, developing, or providing the following products and services: cellular radio paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems. AIM and/or the Fund's sub-advisor expect that, from time to time, a significant portion of the Fund's assets may be invested in the securities of domestic issuers. Telecommunications, however, is a global industry with significant, growing markets outside of the United States. A sizable proportion of the companies that comprise the telecommunications industry are headquartered outside of the United States. For these reasons, AIM and/or the Fund's sub-advisor believe that a portfolio comprised only of securities of U.S. issuers does not provide the greatest potential for return from a telecommunications investment. AIM and/or the Fund's sub-advisor use their financial expertise in markets located throughout the world in attempting to identify those countries and telecommunications companies then providing the greatest potential for long-term capital appreciation. In this fashion, AIM and/or the Fund's sub-advisor and the Fund seek to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global telecommunications industry. AIM and/or the Fund's sub-advisor will allocate the Fund's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Fund's investment objective are expected to be the most attractive.

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AIM and/or the Fund's sub-advisor believe that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print, also may be represented, however.

    GROWTH & INCOME FUND. With respect to Growth & Income Fund, AIM and the Fund's sub-advisor attempt to identify those countries and industries where economic and political factors are likely to produce above-average growth rates and to further identify companies in such countries and industries that are best positioned and managed to benefit from these factors. In evaluating possible equity investments, AIM and the Fund's sub-advisor attempt to identify and acquire only securities they deem to represent high or improving investment quality. Securities representing high investment quality generally will include those of well-known, established and successful issuers that AIM and the Fund's sub-advisor believe will continue to be successful in the future. Securities representing improving investment quality may include those of an issuer which, for instance, has improved its sales or earnings or of an issuer the balance sheet and financial condition of which are improving. AIM and the Fund's sub-advisor seek to avoid investing in equity securities that appear overly speculative or risky, even if they have otherwise attractive features or investment potential.


In evaluating debt securities considered for investment by Growth & Income Fund, AIM and the Fund's sub-advisor analyze their yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it. AIM and the Fund's sub-advisor may increase the average maturity of the portion of the Fund's holdings invested in debt obligations when they expect interest rates to decline, and may decrease such maturity when they expect interest rates to rise. There are no limitations on the maximum or minimum maturities of the debt securities considered by Growth & Income Fund for investment or on the average weighted maturity of the debt portion of the Fund's holdings. Should the rating of a debt security be revised while such security is owned by Growth & Income Fund, AIM and the Fund's sub-advisor will evaluate what action, if any, is appropriate with respect to such security. See "Description of Debt Ratings."

The Fund may invest in common stock, preferred stock, and warrants to acquire such securities, and other equity securities. The debt obligations held by the Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, the Western Europe nations, New Zealand and Australia. The Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

    LATIN AMERICA FUND. Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Latin America Fund intends to acquire Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in Latin American debt conversion programs. See "Risk Factors" in the Funds' Prospectus and "Risk Factors" below. AIM and the Fund's sub-advisor will evaluate opportunities to enter into debt conversion transactions as they arise but do not currently intend to invest more than 5% of Latin America Fund's assets in such programs.

The Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures, or other forms of indebtedness that may be developed in the future.
Unless otherwise indicated, the Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.
Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from such debt securities owned by the Fund is incidental to the Fund's objective of capital appreciation.

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For purposes of defining Latin American issuers, the Fund's purchases of securities issued outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities. In evaluating investments in securities of U.S. issuers, AIM and/or the Fund's sub-advisor will consider, among other factors, the issuer's Latin American business activities and the impact that developments in Latin America may have on the issuer's operations and financial condition.
Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of the Fund's assets directly invested in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, the Fund currently intends to limit most of its Chilean investments to indirect investments through American Depositary Receipts ("ADRs") and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

    GLOBAL GOVERNMENT INCOME FUND. The Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units.


The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks ("FHLBs"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Student Loan Marketing Association ("SLMA"), and the Tennessee Valley Authority ("TVA")).

AIM and/or the Fund's sub-advisor select securities of particular issuers on the basis of their views as to the best values in the marketplace. This judgment involves expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of supply and demand.

    U.S. GOVERNMENT INCOME FUND. The Fund may invest in U.S. government securities including: direct obligations of the U.S Treasury (such as Treasury bills, notes, and bonds); and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as GNMA certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the FHLBs) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of Fannie Mae, Freddie Mac, SLMA and TVA).


U.S. government securities in which the Fund may invest include mortgage backed securities, which are issued or guaranteed as to principal and interest by GNMA, Fannie Mae, Freddie Mac or other government-sponsored enterprises. Such securities include fixed-rate mortgage obligations, collateralized mortgage obligations and adjustable rate mortgages.


Treasury bills, notes and bonds and other obligations backed by the full faith and credit pledge of the U.S. government historically have involved little risk of loss of principal if held to maturity. While not backed by the full faith and credit pledge of the U.S. government, securities issued or guaranteed by Fannie Mae or Freddie Mac are high quality investments having minimal credit risks. All securities in which the Fund invests, however, are subject to variations in market value due to interest rate fluctuations.

A number of U.S. government agencies or government-sponsored organizations also sell their own debt securities. These agencies typically are created by Congress to fulfill a specific function, such as providing credit to home buyers or farmers; for example, FHLBs, Federal Farm Credit Banks, and SLMA. Some of these obligations are backed by the full faith and credit of the U.S. government, as noted above, and some are supported primarily or solely by the creditworthiness of the issuing agency, such as those issued by TVA. These securities traditionally offer somewhat higher yields than U.S. Treasury securities having similar maturities but may have greater principal risk.
The Fund may invest in bonds issued by the Resolution Funding Corporation ("Refcorp") whose interest payments are guaranteed by U.S. Treasury zero coupon bonds. The amount and maturity date of the Refcorp bonds are the same as the amount and maturity date of the corresponding U.S. Treasury zero coupon bonds held in a separate custody account at

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the Federal Reserve Bank of New York. Upon maturity, the Refcorp bonds will be repaid from the proceeds of those U.S. Treasury zero coupon bonds maturing on the same date.
    MONEY MARKET FUND. Commercial paper may include corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). These corporate obligations include variable rate master notes, which are redeemable upon notice and permit investment in fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. In addition to the foregoing securities, the Fund may acquire participation interests in securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund may invest in mortgage-backed securities, including fixed-rate mortgage obligations, adjustable rate mortgage obligations ("ARMs") and collateralized mortgage obligations. Each of these Funds may also invest in asset-backed securities.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class pass through securities and mortgage-backed securities are referred to in this Statement of Additional Information as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.
When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect.
When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate to a greater degree and more rapidly than ordinary fixed income securities.
Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards. Like mortgage-backed securities, asset-backed securities can change in value in response to interest rate changes to a greater degree and more rapidly than ordinary fixed income securities.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by GNMA, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a Fund expects to invest in those new types of mortgage-backed securities that AIM and/or the Fund's sub-advisor believes may assist that Fund in achieving its investment objective. Similarly, a Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

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The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgagee loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.
The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.
Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of a pass-through pool varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Fund.
    GNMA CERTIFICATES. GNMA guarantees certain mortgage pass-through certificates ("GNMA certificates"), issued by Private Mortgage Lenders and representing ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.
    FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgagee loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.
    FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac

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issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.
    PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by GNMA, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality; but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of GNMA, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "-- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.
The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.
    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon)
provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.
Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.
Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- i.e., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a

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CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.
    ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.
ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default interest. ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment.
The rates of interest payable on certain ARMs are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the value of such ARM mortgage-backed securities still tends to be less sensitive to interest rate fluctuations than fixed-rate securities.
As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.
    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

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VARIABLE AND FLOATING RATE SECURITIES

Money Market Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months. Such securities must comply with conditions established by the Securities and Exchange Commission (the "SEC") under which they may be considered to have remaining maturities of 13 months or less. The yield of these securities varies in relation to changes in specific money market rates such as the prime rate. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. To the extent that Money Market Fund invests in such variable and floating rate securities, it is the Sub-advisor's view that Money Market Fund may be able to take advantage of the higher yield that is usually paid on longer-term securities. The Sub-advisor further believes that the variable and floating rates paid on such securities may substantially reduce the wide fluctuations in market value caused by interest rate changes and other factors which are typical of longer-term debt securities.

INDEXED SECURITIES.

Strategic Income Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables Strategic Income Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. Strategic Income Fund will not purchase such commercial paper for speculation.


Strategic Income Fund and Global Government Income Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Strategic Income Fund and Global Government Income Fund may invest in such securities to the extent consistent with its investment objectives.


DEPOSITARY RECEIPTS


Each Fund, except for Global Government Income Fund, U.S. Government Income Fund and Money Market Fund, may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Funds' respective investment policies, the Funds' investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute


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shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

BRADY BONDS.

Latin America Fund, Global Government Income Fund, and Strategic Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Statement of Additional Information, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.


Latin America Fund, Global Government Income Fund, and Strategic Income Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S.
dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

SAMURAI AND YANKEE BONDS

New Pacific Fund, International Fund, Strategic Income Fund, and Global Government Income Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and America Fund, Strategic Income Fund and Global Government Income Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of each Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by the Funds, except for Money Market Fund, in connection with other securities or separately, and may provide the Funds with the right to purchase at a later date other securities of the issuer.

LENDING OF SECURITIES

For the purpose of realizing additional income, each Fund, except Money Market Fund, may make secured loans of securities held by that Fund which amount to not more than 30% of its total assets. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, enhances each Fund's total return. While a loan is outstanding, the borrower must maintain with a Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. Each Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by AIM and/or the sub-advisors to be of good standing and will not be made unless, in the judgment of AIM and/or the sub-advisors, the consideration to be earned from such loans would justify the risk.


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COMMERCIAL BANK OBLIGATIONS
For the purposes of the Funds' respective investment policies regarding bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of such Fund. For purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.
COMMERCIAL PAPER
U.S. Government Income Fund may invest in commercial paper, which consists of short-term promissory notes issued by large corporations with a high quality rating to finance short-term credit needs.
REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security.
Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Funds will enter into repurchase agreements only with banks and dealers believed by AIM and/or the sub-advisors to present minimal credit risks in accordance with guidelines approved by the Companies' Boards of Trustees. AIM and/or the sub-advisors will review and monitor the creditworthiness of such institutions under the Boards' general supervision.

Each Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund assets may be subject to repurchase agreements at any given time. No Fund will enter into a repurchase agreement with a maturity of more than seven days if, as a result more than 15% (10% for Money Market Fund) of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
BORROWING AND LENDING.

From time to time, it may be advantageous for a Fund to borrow money rather than sell existing securities to meet redemption requests. Accordingly, a Fund may borrow from banks or (except for Money Market Fund) may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of shares of the Fund. The Funds (except for Infrastructure Fund, Natural Resources Fund, Telecommunications Fund, Emerging Markets Fund and Latin America Fund) will not purchase securities while borrowings are outstanding. Infrastructure Fund, Natural Resources Fund, Telecommunications Fund, Emerging Markets Fund and Latin America Fund may each purchase additional securities when outstanding borrowings represent no more than 5% of its assets.

Each Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowing. If market fluctuations in the value of a Fund's securities holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to provide cash to meet redemptions of Fund shares. Any borrowing by a Fund may cause greater fluctuation in its net asset value than would be the case if the Fund did not borrow.

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Each Fund (except Strategic Income Fund) currently is prohibited from borrowing money in order to purchase securities. If a Fund is permitted to employ leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.


Excluding Money Market Fund, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund had sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


The Funds (except for Money Market Fund) also may engage in "roll" borrowing transactions, which involve the sale of GNMA certificates or other securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Each Fund will set aside cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.


Strategic Income Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and may use the proceeds of such borrowings for investment purposes. Strategic Income Fund will borrow for investment purposes only when AIM and/or the Fund's sub-advisor believe that such borrowings will benefit Strategic Income Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.


Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by Strategic Income Fund will create an opportunity for increased net income but, at the same time, involves special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Strategic Income Fund's shares and in the yield realized by the Fund's portfolio. Although the principal of such borrowings will be fixed, Strategic Income Fund's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that Strategic Income Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of Strategic Income Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as a dividend will be reduced. Strategic Income Fund expects that some of its borrowings may be made on a secured basis.


Strategic Income Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, Strategic Income Fund would forego principal and interest paid on such securities. Strategic Income Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

SHORT SALES
The Funds may make short sales of securities, although they have no current intention of doing so. However, Growth & Income Fund, pursuant to a non-fundamental limitation, may not sell securities short, except to the extent the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of that security will decline. A Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain investment flexibility. When a Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

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The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund also will be required to deposit collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security, regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

Infrastructure Fund, Natural Resources Fund, Telecommunications Fund, Emerging Markets Fund, and Latin America Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of their respective total assets, or their respective aggregate short sales of the securities of any one issuer exceed the lesser of 2% of net assets or 2% of the securities of any class of the issuer. Moreover, Infrastructure Fund, Natural Resources Fund, Telecommunications Fund and Latin America Fund may engage in short sales only with respect to securities listed on a national securities exchange.


A Fund might make a short sale "against the box" in order to hedge against market risks when AIM and/or the Fund's sub-advisor believe that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE STRATEGIES

Emerging Markets Fund and Latin America Growth Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies (in the case of Latin America Growth Fund, a Latin American currency): (a) obligations issued or guaranteed by the U.S. or foreign governments (in the case of Latin America Growth Fund, the government of a Latin American country), their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.


Emerging Markets Fund and Latin America Growth Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's or, if not rated, determined by AIM and/or the Fund's sub-advisor to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES.
Each Fund may invest in the securities of other investment companies within the limits of the 1940 Act. The Funds may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies. Each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the voting stock of the acquired investment company at the time of investment. Some of the investment companies in which the Funds invest may be investment vehicles or companies that are advised by AIM and/or the sub-advisors.
Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The Funds do not intend to invest in investment companies unless, in the judgment of AIM and/or the sub-advisors, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory

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and administration fees. At the same time, a Fund would continue to pay its own management fees and other expenses except with respect to investments in other investment companies that are advised by AIM and/or the sub-advisors. AIM and/or the sub-advisors have agreed to waive its fees to the extent that such fees are based on the Funds' investments in such other investment companies.
LOAN PARTICIPATIONS AND ASSIGNMENTS.

Strategic Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of Strategic Income Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in Strategic Income Fund's having a contractual relationship only with the Lender, not with the borrower government. Strategic Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Strategic Income Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, Strategic Income Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.


In the event of the insolvency of the Lender selling a Participation, Strategic Income Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Strategic Income Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by AIM and/or the sub-advisors to be creditworthy. When Strategic Income Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by Strategic Income Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

PRIVATIZATIONS.

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM and/or the sub-advisors believe that privatizations may offer opportunities for significant capital appreciation and intend to invest assets of Infrastructure Fund, Natural Resources Fund,
Telecommunications Fund, Emerging Markets Fund, and Latin America Fund, respectively, in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES.

The Funds may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Growth and Income Fund will not invest more than 5% of its assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements.


Strategic Income Fund may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, Strategic Income Fund is required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case Strategic Income Fund would have no obligation to the other party and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price


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movements on the investments being hedged. However, such sales also limit the amount Strategic Income Fund can receive if the "when, as and if issued" security is in fact issued.

ZERO COUPON SECURITIES.

Strategic Income Fund, Global Government Income Fund, and U.S. Government Income Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Strategic Income Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt securities and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities are included in the investing Fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes", below), Strategic Income Fund or U.S. Government Income Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Funds' respective cash assets or, if necessary, from the proceeds of sales of portfolio securities. Strategic Income Fund and U.S. Government Income Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and their respective current incomes ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than are debt obligations of comparable maturities that make current distributions of interest in cash.

OTHER INFORMATION.
The investment objective(s) of each Fund may not be changed without the approval of a majority of the outstanding voting securities of such Fund. A "majority of the outstanding voting securities" of a Fund means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations that may not be changed without shareholder approval. A complete description of these limitations is included below (see "Investment Limitations"). Each Fund's other investment policies described herein may be changed by the Board of Trustees of the relevant Company, without shareholder approval.
If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's investment policies or restrictions.

Certain of the Funds are authorized to engage in Short Sales, although they currently have no intention of doing so, and certain Funds may purchase American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts. See "Short Sales" and "Depositary Receipts", above.


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                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES
--------------------------------------------------------------------------------

Each Fund (except Money Market Fund) may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency, or an index of securities). The Funds may enter into such investments up to the full value of their portfolio assets.


To attempt to increase return, Growth & Income Fund, Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund may write call options on securities. This strategy will be employed only when, in the opinion of AIM and/or the sub-advisors, the size of the premium the Fund receives for writing the option is adequate to compensate the Fund against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. Each of these Funds is also authorized to write put options to attempt to enhance return, although they don't have the current intention of so doing.


To attempt to hedge against adverse movements in exchange rates between currencies, each Fund (except Money Market Fund) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each such Fund may enter into forward currency contracts either with respect to specific transactions or with respect to that Fund's portfolio positions. Each Fund also may purchase and sell put and call options on currencies to hedge against movements in exchange rates.


In addition, each Fund (except Money Market Fund) may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that AIM and/or the Fund's sub-advisor intends to include in the Fund's portfolio. Each such Fund, except for Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund, also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.


Further, each Fund (except Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Money Market Fund) may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely the Fund's holdings. Such Funds also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Each Fund (except Money Market Fund) may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), have the effect of limiting the extent to which the Funds may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes", above.
SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon AIM's and/or the sub-advisors' ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM and/or the sub-advisors are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.

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    Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.
        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.
        (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
WRITING CALL OPTIONS

All Funds, other than Money Market Fund, may write (sell) call options on securities, currencies and (except for Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund) stock indices. Call options generally will be written on securities and currencies that, in the opinion of AIM and/or the Fund's sub-advisor, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). As long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.
Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objective(s). When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. A Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's investment limitations that limit the pledging or mortgaging of its assets.
Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.
The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the

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underlying investment, and the length of the option period. In determining whether a particular call option should be written, AIM and/or a Fund's sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.
A Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.
The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering the security or currency currently held by it. In such cases, additional costs will be incurred.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.
WRITING PUT OPTIONS

The Funds, other than Money Market Fund, may write put options on securities, currencies and (except for Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund) stock indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


A Fund generally would write put options in circumstances where AIM and/or the Fund's sub-advisor wishes to purchase the underlying security or currency for the Fund at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.
PURCHASING PUT OPTIONS

Each Fund, other than Money Market Fund, may purchase put options on securities, currencies and (except for Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund) stock indices. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.
A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of

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the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.
PURCHASING CALL OPTIONS

Each Fund, other than Money Market Fund, may purchase call options on securities, currencies and (except for Strategic Income Fund, Global Government Income Fund and U.S. Government Income Fund) stock indices. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
Each Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs. Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.
Each Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.
Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices, obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

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The staff of the SEC considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.
INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.
The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

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If a Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

The Funds, except for Money Market Fund, may enter into interest rate or currency futures contracts, and the Funds, except for Strategic Income Fund, Global Government Income Fund, U.S. Government Income Fund and Money Market Fund, may enter into stock index futures contracts ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Funds. The Funds' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or declines in currency exchange rates or stock prices and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates or stock prices.

The Funds only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.
Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate and currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.
A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times during which the Futures Contract is outstanding. Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September deutschmarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September deutschmarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Funds' Futures transactions generally will be entered into for hedging purposes, except as discussed below under "Synthetic Securities"; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Fund owns, or Futures Contracts will be purchased to protect the Funds against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.
"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

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Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.
    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the Fund's securities or currencies being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.
Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.
Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.
If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.
OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference

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between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.
If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.
A Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.
LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by each Company's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Fund's assets at risk to 5%.
FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. A Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.
A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by that Company's Board of Trustees.
A Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investments of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on such contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver

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the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Forward Contract and the offsetting Forward Contract.
The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.
Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a

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Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SYNTHETIC SECURITY POSITIONS


Global Government Income Fund and Strategic Income Fund, each may utilize, up to 5% of its total assets, combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for a Fund that is comparable to owning a Japanese government bond, the Sub-advisor might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

AIM and/or the sub-advisors might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's investment position, or AIM and/or the sub-advisors might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

Further, while these futures and currency contracts remain open, the Funds will comply with applicable SEC guidelines to set aside cash, U.S. government securities or other liquid high grade debt securities in a segregated account with its custodian in an amount sufficient to cover its potential obligations under such contracts.

AIM and/or the sub-advisors would create synthetic security positions for a Fund when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market.


Also, while AIM and/or the sub-advisors believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, a Fund will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies.


INTEREST RATE AND CURRENCY SWAPS


Strategic Income Fund may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. Strategic Income Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities it anticipates purchasing at a later date. Strategic Income Fund intends to use these transactions as hedges, and will not sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what it may become obligated to pay.


Interest rate swaps involve the exchange by Strategic Income Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Strategic Income Fund usually will enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of Strategic Income Fund's obligations over its entitlements with respect to each swap, will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in an account by a custodian


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that satisfies the requirement of the 1940 Act. Strategic Income Fund will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. AIM and/or the Fund's sub-advisor and Strategic Income Fund believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.


Strategic Income Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by AIM and/or the Fund's sub-advisor. If a counterparty defaults, Strategic Income Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, for that reason, they are less liquid than swaps.


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                                  RISK FACTORS
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Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims are satisfied.
RISK FACTORS OF SPECIFIC FUNDS

    NEW PACIFIC FUND. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time. However, the Fund's investments in Hong Kong may now be subject to the same or similar risks as any investment in China. Investments in Hong Kong may become subject to expropriation, nationalization, or confiscation, in which case the Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market, and economy.


    INFRASTRUCTURE FUND. Prices of securities of smaller companies in which the Fund invests may fluctuate to a greater degree than the prices of securities of other issuers.

The nature of political, environmental and other government regulation over infrastructure companies continues to evolve in both the United States and in foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water and most telecommunications companies in the U.S., for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.
Many infrastructure companies have been subject to risks attendant to high interest on borrowed funds and changes in the regulatory climate. Further, competition is intense for many of the infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development and therefore returns may be more sensitive to energy prices. Other infrastructure companies, such as water supply companies, are in highly fragmented industries due to local ownership. Generally, these companies are mature and are experiencing little or no growth.

    NATURAL RESOURCES FUND. The nature of political, environmental and other government regulation over natural resources companies continues to evolve in both the United States and in foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the natural resources industries. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.


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Competition is intense for many natural resources companies. As a result, many of these companies may be adversely affected in the future and the value of the securities by such companies may be subject to increased share price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.
The value of securities of natural resources companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

    TELECOMMUNICATIONS FUND. An example of the regulatory environment of the companies in which the Funds invests is that of telephone operating companies in the United States, which are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies in the telecommunications industry are engaged in fierce competition for market share that could result in increased share price volatility.

    MONEY MARKET FUND. In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates; conversely, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower than those rates. Also, when interest rates are falling, the new money flowing into the Fund from the net sale of its shares likely will be invested by the Fund in instruments producing lower yields than the balance of the securities held by the Fund's portfolio, thereby reducing its yield. The opposite generally will be true in periods of rising interest rates. The Fund is designed to provide maximum current income consistent with the liquidity and safety afforded by investment in a portfolio of high quality money market instruments; the Fund's yield may be lower than that produced by funds investing in lower quality and/or longer-term securities.
ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets (except for Money Market Fund, which may invest up to 10% of its net assets) in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in

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purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such portfolio securities and the Funds might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, a Trust's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to AIM and/or the sub-advisors, in accordance with procedures approved by that Board. AIM and/or the sub-advisors take into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). AIM and/or the sub-advisors monitor the liquidity of securities held by each Fund and periodically report such determinations to the Trusts' Boards of Trustees. If the liquidity percentage restriction of a Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, AIM and/or the sub-advisors will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.


Infrastructure Fund, Natural Resources Fund, Telecommunications Fund and Latin America Fund may invest in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations"). AIM and/ or the sub-advisors believe that investments by these Funds in Special Situations could enable them to achieve capital appreciation substantially exceeding the appreciation each Fund would realize if it did not make such investments. However, in order to limit investment risk, each of these Funds will invest no more than 5% of its total assets in Special Situations.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment; convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, rates of savings and capital reinvestment, resource self sufficiency and balance of payments positions.
    RELIGIOUS, POLITICAL, OR ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of a Fund's assets.
    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. For example, certain countries require prior governmental approval before to investments by foreign persons maybe made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

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    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, AIM and/or the sub-advisors will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because each Fund under normal circumstances (except Money Market Fund and to a lesser extent, the America Fund) will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders in the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is known as the "euro." Each participating country supplemented its existing currency with the euro on January 1, 1999, and it is anticipated that each participating country will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU, may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.
The introduction of the euro presents unique risks and uncertainties, including how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund. Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.
    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The

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inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of that security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. AIM and/or the sub-advisors will consider such difficulties when determining the allocation of each Fund's assets, although AIM and/or the sub-advisors do not believe that such difficulties will have a material adverse effect on a Fund's trading activities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period, during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the relevant Trust's Board of Trustees.

In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to forego attractive investment opportunities. Inability to dispose of a portfolio security caused settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
Each Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning the Fund's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.
    WITHHOLDING TAXES. A Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income when those taxes may be recaptured. See "Taxes."
    CONCENTRATION. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Fund may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.
    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. AIM and/or the sub-advisors believe that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.
    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-

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oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade;
(11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.
    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.
The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.
The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.
    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies at Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of a Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Funds.
In China, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea and Thailand, government regulation or a company's charter may limit the maximum foreign aggregate ownership of equity in any one company. South Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. South Korea prohibits foreign investment in specified telecommunications companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services. In the Philippines, a Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, a Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars, and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

If, because of restrictions on repatriation or conversion, a Fund were unable to distribute substantially all of its net investment income and net capital gains within applicable time periods, the Fund could be subject to federal income tax that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies ("RICs") under the Code. In such case, it would become subject to federal income tax on all of its income and net capital gains.


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Several of the Asia Pacific region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and has, in the past, conducted military maneuvers near Taiwan.
The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.
Few of the Asia Pacific region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia Pacific Region countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific region countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan, and Sri Lanka, for example, have created social, economic and political problems. Such problems also have occurred in other regions.

Starting in mid-1997, some Pacific region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. While the currency crisis diminished prospects for short-term corporate earnings growth, AIM and the sub-advisors believe that high interest rate levels may force governments and corporations to restructure the financial sector in a manner that may facilitate a return to high levels of long-term economic activity.

China assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.
In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA"). Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule and, therefore, it is anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.
    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.
Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by

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foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.
Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.
    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.
Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.
Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected by economic conditions in the countries in which they trade.
Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.
Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    LOWER QUALITY DEBT SECURITIES. There are no credit quality limitations placed on the debt securities in which Latin America Fund may invest. In addition, Infrastructure Fund, Natural Resources Fund and Emerging Markets Fund may each invest up to 20% of its total assets, Telecommunications Fund may invest up to 5% of its assets, and Strategic Income Fund may invest up to 50% of its assets, in below investment grade debt securities. Finally, Global Growth Fund may invest up to 35% of its assets in debt securities rated no lower than investment grade. Investment grade debt securities are debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, deemed to be of equivalent quality in the judgment of AIM and/or the sub-advisors.


Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC and C by S&P or debt securities rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Infrastructure Fund and Natural Resources Fund will not invest in securities in default as to principal and interest.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Debt Ratings", below, for a full discussion of Moody's and S&P's ratings.

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Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each of the Funds anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio investments. Infrastructure Fund, Natural Resources Fund, Telecommunications Fund and Strategic Income Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower rated debt securities in which the Funds may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Funds may also incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Funds may have limited legal recourse in the event of a default.
    SOVEREIGN DEBT. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Emerging market governments could default on their Sovereign Debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although AIM and/or the sub-advisors intend to manage the respective Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest on and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt

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securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.
The ability of emerging market governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.
Investors should also be aware that certain sovereign debt instruments in which the Funds may invest involve great risk. Some of such securities with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.
    RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.
CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.
During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid.

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Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada, and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

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                             INVESTMENT LIMITATIONS
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Each Fund is subject to certain fundamental investment limitations that may not be changed without approval by affirmative vote of the lesser of (i) 67% or more of the Fund's shares represented at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Fund is also subject to nonfundamental limitations that may be changed by vote of the applicable Trust's Board of Trustees without shareholder approval.

NEW PACIFIC FUND, INTERNATIONAL FUND, EUROPE FUND AND AMERICA FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
No Fund may:
        (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (3) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (6) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

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NONFUNDAMENTAL INVESTMENT LIMITATIONS.
No Fund may:
        (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;
        (2) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets;
        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a diversified investment company. A Fund may exchange securities, exercise conversion or subscription rights, warranties, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Funds' Prospectus.
INFRASTRUCTURE FUND AND NATURAL RESOURCES FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
Neither Fund may:
        (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (2) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

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        (6) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
Neither Fund may:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Invest in companies for the purpose of exercising control or management;
        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;
        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (5) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Infrastructure Fund's or Natural Resources Fund's total assets, such Fund will not make any additional investments;
        (6) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company;
        (7) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (8) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
TELECOMMUNICATIONS FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, other than the telecommunications industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

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        (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or
        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Invest in companies for the purpose of exercising control or management;
        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;
        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (5) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;
        (6) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

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EMERGING MARKETS FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
    The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or
        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Invest in companies for the purpose of exercising control or management;
        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (4) Borrow money, except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets and except that the Fund may purchase securities when outstanding borrowings represent no more than 5% of the Fund's assets;

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        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
LATIN AMERICA FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or
        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Invest in companies for the purpose of exercising control or management;
        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;
        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

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        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or
        (7) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
GROWTH & INCOME FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or
        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;
        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
    options are "in-the-money") exceeds 5% of the liquidation value of a Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (5) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;
        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or
        (7) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
STRATEGIC INCOME FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or
        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest more than 15% of its net assets in illiquid securities;

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        (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (3) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;
        (4) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or
        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
GLOBAL GOVERNMENT INCOME FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund will not:
        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (2) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

                  Statement of Additional Information Page 48

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (3) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts;
        (4) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets;
        (5) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or
        (6) Borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
U.S. GOVERNMENT INCOME FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;
        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. NONFUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Invest in companies for the purpose of exercising control or management;

                  Statement of Additional Information Page 49

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

        (2) Invest more than 15% of its net assets in illiquid securities;
        (3) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;
        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;
        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
MONEY MARKET FUND
FUNDAMENTAL INVESTMENT LIMITATIONS.
The Fund may not:
        (1) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;
        (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;
        (3) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;
        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;
        (5) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;
        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (7) Purchase securities of any only issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

                  Statement of Additional Information Page 50

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

NONFUNDAMENTAL INVESTMENT LIMITATIONS
The Fund may not:
        (1) Invest more than 10% of its net assets in illiquid securities;
        (2) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
        (3) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
ALL FUNDS
For purposes of each Fund's concentration policy (except with respect to Growth & Income Fund), the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.
All of the Funds have the following investment policies, which may be changed by the Company's Board of Trustees without shareholder or investor approval:
No Fund may:
        (1) Hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Fund to fail to comply with the diversification requirements for segregated asset accounts used to fund variable annuity contracts imposed by Section 817(h) of the Code and the Treasury regulations issued thereunder; or
        (2) Except under unusual circumstances, purchase securities issued by investment companies unless they are issued by companies that follow a policy of investment primarily in the capital markets of a single foreign entity.
Policies that are designated as operating policies may be changed only upon approval by the Board of Trustees and following appropriate notice to shareholders.

--------------------------------------------------------------------------------
                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies established by each Trust's Board of Trustees, AIM and/or the sub-advisors are responsible for the execution of the Funds' securities transactions and the selection of broker/dealers who execute such transactions on behalf of the Funds. In executing transactions, AIM and/or the sub-advisors seek the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While AIM and/or the sub-advisors generally seek reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of securities transactions.

Consistent with the interests of the Funds, AIM and/or the sub-advisors may select brokers on the basis of the research and brokerage services they provide to AIM and/or the sub-advisors for their use in managing the Funds and their other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries,

                  Statement of Additional Information Page 51

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by AIM and/or the sub-advisors under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIM and/or the sub-advisors determine in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of AIM and/or the sub-advisors to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Funds over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.
AIM and/or the sub-advisors may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds toward payment of the Funds' expenses, such as custodian fees.
Investment decisions for each Fund and for other investment accounts managed by AIM and/or the sub-advisors are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Funds. In such cases simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases AIM and/or the sub-advisors believe that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

Under a policy adopted by each Trust's Board of Trustees, and subject to the policy of obtaining the best net results, AIM and/or the sub-advisors may consider a broker/dealer's sale of the shares of the Funds, and the other funds for which AIM and the sub-advisors serve as investment manager or administrator in selecting brokers and dealers for the execution of securities transactions. This policy does not imply a commitment to execute securities transactions through all broker/ dealers that sell shares of such funds.

Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.
Foreign equity securities may be held by a Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets.

The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of AIM and the sub-advisors. Each Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


                  Statement of Additional Information Page 52

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

The aggregate brokerage commissions paid by the Funds for the fiscal periods ended December 31, 1996, 1997 and 1998, are as follows:
                          YEAR ENDED DECEMBER 31, 1996


America Fund...................................................................................  $ 149,008
Europe Fund....................................................................................     97,808
New Pacific Fund...............................................................................    196,708
International Fund.............................................................................     29,787
Money Market Fund..............................................................................          0
Growth & Income Fund...........................................................................     15,766
Strategic Income Fund..........................................................................      3,923
Global Government Income Fund..................................................................        496
U.S. Government Income Fund....................................................................        237
Latin America Fund.............................................................................    134,264
Telecommunications Fund........................................................................     69,333
Emerging Markets Fund..........................................................................    174,892
Infrastructure Fund............................................................................     11,718
Natural Resources Fund.........................................................................     68,778


                          YEAR ENDED DECEMBER 31, 1997


America Fund...................................................................................  $ 154,355
Europe Fund....................................................................................    110,624
New Pacific Fund...............................................................................    198,849
International Fund.............................................................................     23,556
Money Market Fund..............................................................................          0
Growth & Income Fund...........................................................................     42,783
Strategic Income Fund..........................................................................        423
Global Government Income Fund..................................................................        155
U.S. Government Income Fund....................................................................         80
Latin America Fund.............................................................................    223,878
Telecommunications Fund........................................................................    123,863
Emerging Markets Fund..........................................................................    220,448
Infrastructure Fund............................................................................     14,298
Natural Resources Fund.........................................................................    156,581


                          YEAR ENDED DECEMBER 31, 1998


America Fund...................................................................................  $ 188,426
Europe Fund....................................................................................    131,209
New Pacific Fund...............................................................................     95,895
International Fund.............................................................................     21,973
Money Market Fund..............................................................................          0
Growth & Income Fund...........................................................................     19,966
Strategic Income Fund..........................................................................         38
Global Government Income Fund..................................................................          0
U.S. Government Income Fund....................................................................        891
Latin America Fund.............................................................................     57,799
Telecommunications Fund........................................................................    120,189
Emerging Markets Fund..........................................................................     71,526
Infrastructure Fund............................................................................     28,285
Natural Resources Fund.........................................................................    128,935


                  Statement of Additional Information Page 53

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

TRADING AND TURNOVER
Although each Fund does not intend generally to trade for short-term profits, the securities held by that Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will note a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders. The portfolio turnover rates for the Funds for the fiscal year ended December 31, 1998 and 1997, were as follows:


                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                    ---------------------------
                                                        1998           1997
                                                    ------------   ------------
America Fund......................................      181%           210%
Europe Fund.......................................      107%           117%
New Pacific Fund..................................      102%            93%
International Fund................................      105%           112%
Money Market Fund.................................      N/A            N/A
Growth & Income Fund..............................       72%            60%
Strategic Income Fund.............................      282%           185%
Global Government Income Fund.....................      224%           235%
U.S. Government Income Fund.......................      231%           143%
Latin America Fund................................       43%           141%
Telecommunications Fund...........................       73%            91%
Emerging Markets Fund.............................      110%           212%
Infrastructure Fund...............................      110%            46%
Natural Resources Fund............................      305%           315%


                  Statement of Additional Information Page 54

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                        TRUSTEES AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The Trustees and Executive Officers of each Trust are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



                                     POSITIONS HELD WITH               PRINCIPAL OCCUPATION DURING AT LEAST
      NAME, ADDRESS AND AGE               REGISTRANT                             THE PAST 5 YEARS
*ROBERT H. GRAHAM, (52)             Trustee, Chairman of    Director,  President and  Chief Executive  Officer, A  I M
                                    the Board and           Management Group  Inc.;  Director  and President,  A  I  M
                                    President               Advisors,  Inc.; Director and Senior Vice President, A I M
                                                            Capital Management, Inc., A I M Distributors, Inc., A I  M
                                                            Fund  Services,  Inc.  and  Fund  Management  Company; and
                                                            Director, AMVESCAP PLC.
C. DEREK ANDERSON, (57)             Trustee                 President,  Plantagenet   Capital  Management,   LLC   (an
220 Sansome Street                                          investment    partnership);   Chief   Executive   Officer,
Suite 400                                                   Plantagenet Holdings, Ltd.  (an investment banking  firm);
San Francisco, CA 94104                                     Director,  Anderson Capital  Management, Inc.  since 1988;
                                                            Director, PremiumWear, Inc.  (formerly Munsingwear,  Inc.)
                                                            (a  casual apparel company); and Director, "R" Homes, Inc.
                                                            and various other companies.
FRANK S. BAYLEY, (59)               Trustee                 Partner, law firm  of Baker &  McKenzie; and Director  and
Two Embarcadero Center                                      Chairman,  C.D.  Stimson  Company  (a  private  investment
Suite 2400                                                  company).
San Francisco, CA 94111
ARTHUR C. PATTERSON, (55)           Trustee                 Managing Partner, Accel Partners (a venture capital firm);
428 University Avenue                                       and Director,  Viasoft  and PageMart,  Inc.  (both  public
Palo Alto, CA 94301                                         software  companies)  and  several  other  privately  held software and communications companies.
RUTH H. QUIGLEY, (64)               Trustee                 Private investor;  and  President, Quigley  Friedlander  &
1055 California Street                                      Co.,  Inc. (a financial advisory  services firm) from 1984
San Francisco, CA 94108                                     to 1986.
MELVILLE B. COX, (54)               Vice President          Vice  President  and  Chief  Compliance  Officer,  A  I  M
                                                            Advisors,  Inc., A  I M  Capital Management,  Inc., A  I M
                                                            Distributors, Inc., A  I M  Fund Services,  Inc. and  Fund
                                                            Management Company.
GARY T. CRUM, (50)                  Vice President          Director  and President,  A I M  Capital Management, Inc.;
                                                            Director and Senior Vice President, A I M Management Group
                                                            Inc. and  A  I M  Advisors,  Inc.;  and Director,  A  I  M
                                                            Distributors, Inc. and AMVESCAP PLC.
SAMUEL D. SIRKO, (39)               Vice President and      Vice  President, Assistant  General Counsel  and Assistant
                                    Secretary               Secretary, A  I M  Advisors, Inc.;  and Assistant  General
                                                            Counsel  and Assistant  Secretary, A I  M Management Group
                                                            Inc., A I M Capital Management, Inc., A I M  Distributors,
                                                            Inc.,  A  I M  Fund  Services, Inc.,  and  Fund Management
                                                            Company.
+CAROL P. RELIHAN, (43)             Vice President          Director,  Senior  Vice  President,  General  Counsel  and
                                                            Secretary,  A I  M Advisors, Inc.;  Senior Vice President,
                                                            General Counsel  and Secretary,  A  I M  Management  Group
                                                            Inc.;  Director, Vice President  and General Counsel, Fund
                                                            Management Company;  Vice President  and General  Counsel,
                                                            A  I  M Fund  Services, Inc.;  and Vice  President, A  I M
                                                            Capital Management, Inc. and A I M Distributors, Inc.
DANA R. SUTTON, (39)                Vice President and      Vice President and Fund Controller, A I M Advisors,  Inc.;
                                    Treasurer               and Assistant Vice President and Assistant Treasurer, Fund
                                                            Management Company.


------------------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or

                  Statement of Additional Information Page 55

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of AIM and/or the sub-advisors or any other affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and officers receive no compensation or expense reimbursement from the Trust. As of April 1, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of the Trust.


                  Statement of Additional Information Page 56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
AIM serves as each Fund's investment manager and administrator under an investment management and administration contract (individually, a "Management Contract," collectively, the "Management Contracts") between that Fund and AIM. INVESCO Asset Management Limited ("IAML") serves as sub-advisor to each of the following funds:

    / / Europe Fund


    / / International Fund


    / / Latin America Fund


    / / Emerging Markets Fund


    / / Growth & Income Fund; and


    / / Global Government Income Fund

INVESCO (NY), Inc. ("INVESCO (NY)") serves as sub-advisor to each of the following funds:

    / / U.S. Government Income Fund


    / / Money Market Fund; and


    / / Strategic Income Fund


INVESCO Asia Limited ("IAL") serves as sub-advisor to New Pacific Fund.


IAML, INVESCO (NY), and IAL each serves as sub-advisor and sub-administrator to its respective Funds under sub-advisory and sub-administration contracts between AIM and that sub-advisor (each a "Portfolio Management Sub-contract," collectively, the "Portfolio Management Sub-contracts," and, with the Management Contracts, the "Portfolio Management Contracts"). As investment managers, AIM and IAML, INVESCO (NY), or IAL make all investment decisions for each of their Funds and administer the affairs of those Funds. As administrators, AIM and IAML, INVESCO (NY), or IAL, among other things, furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust, and provide suitable office space, and necessary small office equipment and utilities.


Each Portfolio Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) that Fund's Board of Trustees, or by the vote of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to that Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. Either the Fund or each of AIM or the sub-advisors may terminate a Portfolio Management Contract without penalty upon sixty (60) days' written notice to the other party. Each Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

The amounts of investment management and administration fees paid by each Fund for the fiscal periods ended December 31, 1996, 1997, and 1998 were as follows:

                  Statement of Additional Information Page 57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 1996
                                                                                           ----------------------------------------
                                                                                            INVESTMENT MANAGEMENT    REIMBURSEMENT
                                                                                           AND ADMINISTRATION FEES      AMOUNT
                                                                                           -----------------------  ---------------
America Fund.............................................................................        $   290,233          $     3,077
Europe Fund..............................................................................            200,116               43,852
New Pacific Fund.........................................................................            291,308               43,012
International Fund.......................................................................             45,476               45,476
Money Market Fund........................................................................             76,778               15,508
Strategic Income Fund....................................................................            201,749               36,678
Global Government Income Fund............................................................             81,007               51,249
U.S. Government Income Fund..............................................................             39,093               39,093
Latin America Fund.......................................................................            224,901               38,459
Emerging Markets Fund....................................................................            149,042               63,577
Growth & Income Fund.....................................................................            317,655               15,992
Telecommunications Fund..................................................................            599,839                   --
Infrastructure Fund......................................................................             35,043               35,043
Resources Fund...........................................................................             75,133               47,923

                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 1997
                                                                                           ----------------------------------------
                                                                                            INVESTMENT MANAGEMENT    REIMBURSEMENT
                                                                                           AND ADMINISTRATION FEES      AMOUNT
                                                                                           -----------------------  ---------------
America Fund.............................................................................        $   305,132          $        --
Europe Fund..............................................................................            279,058               27,622
New Pacific Fund.........................................................................            276,947               39,729
International Fund.......................................................................             56,606               60,092
Money Market Fund........................................................................            108,454                8,673
Strategic Income Fund....................................................................            224,634               16,129
Global Government Income Fund............................................................             70,010               43,130
U.S. Government Income Fund..............................................................             42,280               34,816
Latin America Fund.......................................................................            298,692               33,765
Emerging Markets Fund....................................................................            207,464               38,322
Growth & Income Fund.....................................................................            421,575                5,189
Telecommunications Fund..................................................................            691,109                   --
Infrastructure Fund......................................................................             84,074               19,594
Natural Resources Fund...................................................................            182,720               26,931



                                                                                                          YEAR ENDED
                                                                                                      DECEMBER 31, 1998
                                                                                           ----------------------------------------
                                                                                            INVESTMENT MANAGEMENT    REIMBURSEMENT
                                                                                           AND ADMINISTRATION FEES      AMOUNT
                                                                                           -----------------------  ---------------
America Fund.............................................................................        $   301,555          $   --
Europe Fund..............................................................................            362,501               11,804
New Pacific Fund.........................................................................            130,473               64,785
International Fund.......................................................................             67,875               32,657
Money Market Fund........................................................................            160,063              --
Strategic Income Fund....................................................................            186,706               46,045
Global Government Income Fund............................................................             65,332               37,445
U.S. Government Income Fund..............................................................             55,012               23,670
Latin America Fund.......................................................................            167,381               45,215
Emerging Markets Fund....................................................................             95,192               84,518
Growth & Income Fund.....................................................................            538,287              --
Telecommunications Fund..................................................................            682,113              --
Infrastructure Fund......................................................................             75,448               31,784
Natural Resources Fund...................................................................            109,635               26,493


                  Statement of Additional Information Page 58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

In addition to payment of the investment management and administration fees, the Funds paid other operating expenses and received reimbursement pursuant to undertakings in effect. The amount of such expenses and reimbursements for the Funds for the fiscal periods ended December 31, 1998, 1997 and 1996 were as follows:

                                                                                                       YEAR ENDED
                                                                                                    DECEMBER 31, 1998
                                                                                      ---------------------------------------------
                                                                                      OTHER EXPENSES PAID    REIMBURSEMENT AMOUNT
                                                                                      --------------------  -----------------------
America Fund........................................................................      $    111,959            $         0
Europe Fund.........................................................................           220,512                      0
New Pacific Fund....................................................................           101,646                      0
International Fund..................................................................            56,353                      0
Money Market Fund...................................................................            73,338                      0
Strategic Income Fund...............................................................           148,382                      0
Global Government Income Fund.......................................................            65,180                      0
U.S. Government Income Fund.........................................................            46,878                      0
Latin America Fund..................................................................           110,216                      0
Emerging Markets Fund...............................................................           128,260                      0
Growth & Income Fund................................................................           148,032                      0
Telecommunications Fund.............................................................           122,006                      0
Infrastructure Fund.................................................................            50,641                      0
Natural Resources Fund..............................................................            58,471                      0

                                                                                                       YEAR ENDED
                                                                                                    DECEMBER 31, 1997
                                                                                      ---------------------------------------------
GT GLOBAL                                                                             OTHER EXPENSES PAID    REIMBURSEMENT AMOUNT
------------------------------------------------------------------------------------  --------------------  -----------------------
America Fund........................................................................      $     91,538            $         0
Europe Fund.........................................................................           114,912                      0
New Pacific Fund....................................................................           119,626                      0
International Fund..................................................................            74,346                  3,486
Money Market Fund...................................................................            62,885                      0
Strategic Income Fund...............................................................            96,221                      0
Global Government Income Fund.......................................................            73,484                      0
U.S. Government Income Fund.........................................................            48,943                      0
Latin America Fund..................................................................           118,583                      0
Emerging Markets Fund...............................................................           106,583                      0
Growth & Income Fund................................................................           112,816                      0
Telecommunications Fund.............................................................           113,907                      0
Infrastructure Fund.................................................................            40,755                      0
Natural Resources Fund..............................................................            77,556                      0
                                                                                                       YEAR ENDED
                                                                                                    DECEMBER 31, 1996
                                                                                      ---------------------------------------------
                                                                                      OTHER EXPENSES PAID    REIMBURSEMENT AMOUNT
                                                                                      --------------------  -----------------------
America Fund........................................................................      $     99,786            $         0
Europe Fund.........................................................................            93,881                      0
New Pacific Fund....................................................................           115,841                      0
International Fund..................................................................            67,753                 10,908
Money Market Fund...................................................................            53,896                      0
Strategic Income Fund...............................................................           103,927                      0
Global Government Income Fund.......................................................            78,263                      0
U.S. Government Income Fund.........................................................            52,137                     11
Latin America Fund..................................................................            94,685                      0
Emerging Markets Fund...............................................................           100,828                      0
Telecommunications Fund.............................................................           100,108                      0
Growth & Income Fund................................................................            95,407                      0
Infrastructure Fund.................................................................            53,612                  9,807
Natural Resources Fund..............................................................            66,706                      0


                  Statement of Additional Information Page 59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

A I M Fund Services Inc. ("Transfer Agent") performs shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives a fee of $125 per month from each Fund. The Transfer Agent also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

AIM and/or the sub-advisors also serve as each Fund's pricing and accounting agent. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the pricing and accounting services fees for the Funds were:


                                                     YEAR ENDED DECEMBER
                                                             31,
                                                    ----------------------
                                                     1998    1997    1996
                                                    ------  ------  ------
Strategic Income Fund.............................  $6,780  $7,516  $6,725
Global Government Income Fund.....................   2,376   2,342   2,707
U.S. Government Income Fund.......................   1,917   1,448   1,305
Latin America Fund................................   4,156   7,491   5,629
Growth & Income Fund..............................  13,856  10,587   7,952
Telecommunications Fund...........................  19,128  17,340  14,996
Emerging Markets Fund.............................   2,661   5,281   3,728
Infrastructure Fund...............................   1,801   2,161     877
Natural Resources Fund............................   2,994   4,696   1,878
America Fund......................................   9,574  10,211   9,687
New Pacific Fund..................................   2,857   6,939   7,289
Europe Fund.......................................   9,969   7,002   4,997
Money Market Fund.................................   8,812   5,575   3,883
International Fund................................   1,897   1,421   1,137


EXPENSES OF THE FUNDS
As described in the Funds' Prospectus, each Fund pays all of its respective expenses not assumed by other parties. The allocation of general Company expenses and expenses shared by the Funds with one another, are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            VALUATION OF FUND SHARES
--------------------------------------------------------------------------------
As described in the Funds' Prospectus, each Fund's net asset value per share is determined each day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day") as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The portfolio securities and other assets of the Funds, other than those of Money Market Fund, are valued as follows:


Equity securities including ADRs, ADSs, GDRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by AIM and/or the sub-advisors to be the primary market. Securities traded in the OTC market are valued at the last available sale price prior to the time of valuation.


Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when AIM and/or the sub-advisors deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.


Options on indices, securities and currencies purchased by the Fund are valued at the mean of the last bid and asked prices in the case of listed options or in the case of OTC options, at the average of the mean of the last bid and asked prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.


Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the relevant Trust's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the relevant Trust's Board of Trustees, in good faith, will establish a conversion rate for such currency.

Trading in foreign securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on other days on which the NYSE is not open. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the close of regular trading on the NYSE. Consequently, the calculation of the Funds' respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the respective Funds. Events affecting the values of such securities that

                  Statement of Additional Information Page 61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the respective Funds' net asset values unless AIM and/or the sub-advisors, under the supervision of the relevant Trust's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

A Fund may declare a suspension of the determination of net asset value during the periods when it may suspend redemption privileges.

The Board of Trustees of GT Global Variable Investment Series has determined in good faith that the net asset value of each share of Money Market Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, Money Market Fund will, as described below, employ specific investment policies and procedures to accomplish this result. Money Market Fund values its portfolio securities using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. Although this method provides certainty in valuation, it may result in periods during which the value of Money Market Fund's securities, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on Money Market Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities. Thus, if Money Market Fund's use of amortized cost resulted in a lower aggregate value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing solely market values, and existing Money Market Fund shareholders would receive less investment income. The converse would apply in a period of rising interest rates.


In connection with Money Market Fund's policy of valuing its securities using the amortized cost method, the Fund adheres to certain conditions, including maintaining a dollar-weighted average maturity of 90 days or less and purchasing only securities having remaining maturities of 13 months or less. The Board of Trustees of GT Global Variable Investment Series also has established procedures designed to stabilize, to the extent reasonably possible, Money Market Fund's net asset value per share at $1.00. Such procedures include review of securities holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether Money Market Fund's net asset value calculated by using available market quotations deviates from the net asset value calculated by using the amortized cost method and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing investors. In the event the Board of Trustees of GT Global Variable Investment Series determines that such a deviation exists, the Board has agreed to take such corrective action as it deems necessary and appropriate, which action might include selling securities prior to maturity to realize capital gains or losses or to shorten average maturity, withholding income, or establishing a net asset value by using available market quotations or market equivalents.


--------------------------------------------------------------------------------
                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS
--------------------------------------------------------------------------------

Each Trust is a funding vehicle for VA Contracts offered by the separate accounts of the Participating Insurance Companies. Individual VA Contract holders are not the shareholders of a Fund. Rather, each Participating Insurance Company and its separate accounts are the shareholders (the "shareholders"). The offering is without a sales charge and is made at each Fund's net asset value per share, which is determined in the manner set forth above under "Valuation of Shares."


Due to differences in tax treatment or other considerations, the interests of various VA Contract holders might at some time be in conflict. The Trusts currently do not foresee any such conflict. However, the Trusts' Boards of Trustees intend to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more Participating Insurance Companies' Separate Accounts might be required to withdraw all or a substantial portion of its investments in one or more Funds. This might disrupt a Fund's orderly portfolio management to the potential detriment of VA Contract holders.


                  Statement of Additional Information Page 62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS


AIM Distributors pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Trusts), including expenses and costs attributable to the Trusts, which are related to the printing and distributing of prospectuses to prospective owners of the VA Contracts.


Each Trust redeems all full and fractional shares of its Funds at the net asset value per share applicable to each of its Funds. See "Valuation of Shares" above.

Payment upon redemption is made in cash and ordinarily will occur within seven days of receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption of shares of any Fund may only be suspended: (1) for any period during which trading on the NYSE is restricted or such Exchange is closed, other than customary weekend and holiday closing;
(2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Fund is not reasonably practicable; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of that Fund.

                  Statement of Additional Information Page 63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     TAXES
--------------------------------------------------------------------------------
GENERAL
Shares of the Funds are offered only to Separate Accounts that fund certain VA Contracts. See the applicable VA Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the VA Contract holders.
Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions)("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures, or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each Separate Account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the VA Contracts supported by those accounts would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
As noted in the Funds' Prospectus, each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). Specifically, the regulations provide in part that, except as permitted by the "safe harbor"
described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be invested in the securities of any one issuer. For this purpose, all securities of the same issuer are consolidated, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are all considered to be the same issuer. Section 817(h) provides, as a safe harbor, that adequate diversification will exist for a separate account if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other registered investment companies. Failure of a Fund to satisfy the section 817(h) requirements would result in treatment of the VA Contract holders other than as described in the applicable VA Contracts prospectus.
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.
Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

                  Statement of Additional Information Page 64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Each Fund (other than the Money Market Fund, the America Fund, and the U.S. Government Income Fund) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the distribution requirements described above -- even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS
A Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine for federal income tax purposes, the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures, and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.
Futures and Forward Contracts that are subject to section 1256 of the Code (other than Forward Contracts that are part of a "mixed straddle") ("Section
1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement and to increase the net capital gain recognized by a Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement.
Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign currency-denominated debt securities, and options, Futures, and Forward Contracts on foreign currencies ("section 988 gains and losses"). Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. Each Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.
If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, that Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or Futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially similar

                  Statement of Additional Information Page 65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS
property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting each Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Funds' assets. State Street is authorized to establish and has established individual accounts in foreign currencies and to cause securities of the Funds to be held in such accounts outside the United States in the custody of non-U.S. banks.
INDEPENDENT ACCOUNTANTS

The Trusts' and the Funds' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's Financial Statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Trusts and the Funds as to matters of accounting, regulatory filings, and federal and state income taxation.


The audited financial statements of each Trust and each Fund included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP as stated in its opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

SHAREHOLDER LIABILITY

Under Delaware law, the shareholders of each Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of each Trust may be held personally liable for each Trust's obligations. However, each Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. Each Trust's Agreement and Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which each Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.


                  Statement of Additional Information Page 66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                               INVESTMENT RESULTS
--------------------------------------------------------------------------------

Each Fund's "Standardized Returns", as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated as follows: Standardized Return Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Trusts' Board of Trustees; and
(2) a complete redemption at the end of any period illustrated. The Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted to reflect the effective Standardized Return to the VA Contract owner, that Standardized Return would be lower than the Standardized Returns quoted.

Each Fund's Standardized Returns, stated as average annualized total returns for the periods shown, were:


                                                                                   AVERAGE
                                                                                  ANNUALIZED
                                                                                  STANDARDIZED
                                                                                  RETURN
                                                                                  ----------
America Fund
-- Year ended December 31, 1998.................................................      8.09%
-- 5 Years ended December 31, 1998..............................................     17.02%
-- From inception on February 10, 1993 to December 31, 1998.....................     16.96%
Europe Fund
-- Year ended December 31, 1998.................................................     15.98%
-- 5 Years ended December 31, 1998..............................................     13.65%
-- From inception on February 10, 1993 to December 31, 1998.....................     16.21%
New Pacific Fund
-- Year ended December 31, 1998.................................................    (14.54)%
-- 5 Years ended December 31, 1998..............................................    (10.46)%
-- From inception on February 10, 1993 to December 31, 1998.....................     (4.32)%
Growth & Income Fund
-- Year ended December 31, 1998.................................................     19.60%
-- 5 Years ended December 31, 1998..............................................     12.65%
-- From inception on February 10, 1993 to December 31, 1998.....................     13.76%
Strategic Income Fund
-- Year ended December 31, 1998.................................................      (.61)%
-- 5 Years ended December 31, 1998..............................................      5.11%
-- From inception on February 10, 1993 to December 31, 1998.....................      8.72%
Global Government Income Fund
-- Year ended December 31, 1998.................................................     12.69%
-- 5 Years ended December 31, 1998..............................................      5.72%
-- From inception on February 10, 1993 to December 31, 1998.....................      6.43%
U.S. Government Income Fund
-- Year ended December 31, 1998.................................................      9.06%
-- 5 Years ended December 31, 1998..............................................      5.36%
-- From inception on February 10, 1993 to December 31, 1998.....................      5.67%
Latin America Fund
-- Year ended December 31, 1998.................................................    (41.71)%
-- 5 Years ended December 31, 1998..............................................     (7.51)%
-- From inception on February 10, 1993 to December 31, 1998.....................      (.04)%


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Money Market Fund
-- Year ended December 31, 1998.................................................      5.22%
-- 5 Years ended December 31, 1998..............................................      4.82%
-- From inception on February 10, 1993 to December 31, 1998.....................      4.52%
Telecommunications Fund
-- Year ended December 31, 1998.................................................     22.11%
-- From inception on October 18, 1993 to December 31, 1998......................     17.21%
-- 5 Years ended December 31, 1998..............................................     18.41%
Emerging Markets Fund
-- Year ended December 31, 1998.................................................    (36.90)%
-- From inception on July 5, 1994 to December 31, 1998..........................     (8.83)%
International Fund
-- Year ended December 31, 1998.................................................      (.64)%
-- From inception on July 5, 1994 to December 31, 1998..........................      1.60%
Infrastructure Fund
-- Year ended December 31, 1998.................................................      6.58%
-- From inception on January 31, 1995 to December 31, 1998......................     11.69%
Natural Resources Fund
-- Year ended December 31, 1998.................................................   (33.01)%
-- From inception on January 31, 1995 to December 31, 1998......................      5.94%


In addition to Standardized Returns, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. The Non-Standardized Return quotation does not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA Contract prospectus. If these charges were deducted, the Non-Standardized Return quotation would be lower than those stated. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.
Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T=(VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions.
Each Fund's aggregate Non-Standardized Returns, stated as aggregate total returns for the periods shown, were:


                                                                                  AGGREGATE
                                                                                  NON-STANDARDIZED
                                                                                    RETURN
                                                                                  ----------
America Fund
-- From inception on February 10, 1993 to December 31, 1998.....................    151.59%
Europe Fund
-- From inception on February 10, 1993 to December 31, 1998.....................    142.23%
New Pacific Fund
-- From inception on February 10, 1993 to December 31, 1998.....................   (22.90)%
Growth & Income Fund
-- From inception on February 10, 1993 to December 31, 1998.....................    113.61%
Strategic Income Fund
-- From inception on February 10, 1993 to December 31, 1998.....................     63.62%
Global Government Income Fund
-- From inception on February 10, 1993 to December 31, 1998.....................     44.30%
U.S. Government Income Fund
-- From inception on February 10, 1993 to December 31, 1998.....................     38.13%


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Latin America Fund
-- From inception on February 10, 1993 to December 31, 1998.....................     (.25)%
Money Market Fund
-- From inception on February 10, 1993 to December 31, 1998.....................     29.74%
Telecommunications Fund
-- From inception on October 18, 1993 to December 31, 1998......................    140.93%
Emerging Markets Fund
-- From inception on July 5, 1994 to December 31, 1998..........................   (33.97)%
International Fund
-- From inception on July 5, 1994 to December 31, 1998..........................      7.37%
Infrastructure Fund
-- From inception on January 31, 1995 to December 31, 1998......................     54.18%
Natural Resources Fund
-- From inception on January 31, 1995 to December 31, 1998......................     25.34%



Money Market Fund may, from time to time, provide yield information or comparisons of its yield to various averages including data from Lipper
Analytical Services, Inc., Bank Rate Monitor-TM-, IBC/Donaghue's Money Fund Report, MONEY Magazine, and other industry publications (to the extent they apply to investment companies whose shares are offered to insurance company separate accounts, in advertisements or in reports furnished to current or prospective shareholders).


Money Market Fund calculates its yield for its shares daily, based upon the seven days ending on the day of the calculation, called the "base period." The yield is computed by determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change, excluding capital changes, but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by (365/7). Money Market Fund's effective yield is computed by compounding the unannualized base period return by adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


For the seven-day period ended December 31, 1998, the Fund's yield was 4.28% and effective yield was 4.37%. See "Management" in the Prospectus. The seven-day and effective yields are calculated as follows:



Assumptions:
Value of hypothetical pre-existing account with exactly one share at the beginning of the period:....................................................................  $ 1.000000000
Value of same account* (excluding capital changes) at the end of the seven-day
 period ending December 31, 1998:..................................................  $   1.0008215


------------------
* Value includes additional shares acquired with dividends paid on the original shares.


Calculation:
Ending account value:..............................................................  $   1.0008215
Less beginning account value:......................................................  $   1.0000000
Net change in account value:.......................................................  $    .0008215
  Seven-day yield = $.0008215 X 365/7 = 4.28%
  Effective yield** = (1 + .0008215) (365/7) - 1 = 4.37%


------------------
**  The effective yield assumes a year's compounding of the seven-day yield.

Money Market Fund's investment results may also be calculated for longer periods in accordance with the following method: by subtracting (a) the net asset value of one share at the beginning of the period, from (b) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and distributions) and dividing by (c) the net asset value per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from the reinvested dividends and distributions and any changes in share price during the period. These performance quotations do not reflect the charges deducted from the Participating Insurance Companies' separate accounts. See the VA


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Contract prospectus. If these charges were deducted, such quotations would be lower than those calculated for Money Market Fund.

The performance figures for a Fund will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisement. Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that any performance figure should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles whose shares are offered to insurance company separate accounts. Investment results also should be considered relative to the risks associated with the investment objective and policies.
IMPORTANT POINTS TO NOTE ABOUT THE FOLLOWING WORLD FINANCIAL AND ECONOMIC DATA

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.


This information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, these data are not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of the relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, i.e., AIM and/or the sub-advisors, as each Fund's investment advisor and/or sub-advisor, actively purchase and sell securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while the above data relates only to government bonds. Each of these factors will cause the performance of each Fund to differ from the indices shown above.


Each Fund may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Funds with the following, among others, to the extent they apply to investment companies whose shares are offered to insurance company separate accounts:

        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, I.E., the risk of changing price levels in the economy that affects security prices or the price of goods and services.
        (2) Data, mutual fund rankings and comparisons and variable account rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Micropal, Inc., Financial Planning Resources Inc., publisher of a compilation of data regarding variable accounts ("VARDS") and/or other companies that rank and/or compare mutual funds or variable annuity account divisions by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar, VARDS and/or other firms, as applicable or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.
        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.
        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

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        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.
        (6) Dow Jones Industrial Average.
        (7) CNBC/Financial News Composite Index.
        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.
        (9) Morgan Stanley Capital International All Country (AC) World Index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.
       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.
       (11) The  World  Bank  Publication  of  Trends  in  Developing  Countries
    ("TIDE") provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.
       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.
       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including but not limited to international financial and economic data.
       (14) International Financial Statistics, which is produced by the International Monetary Fund.
       (15) Various publications and reports produced by the World Bank and its affiliates.
       (16) Various publications from the International Bank for Reconstruction and Development.
       (17) Various publications produced by ratings agencies such as Moody's, S&P and Fitch.
       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measures for a wide range of securities.
       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.
       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on bond and stock markets in developing countries.
       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").
       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The maximum rates paid on some savings deposits are currently fixed by law.
To the extent that they apply to investment companies whose shares are offered to insurance company separate accounts, indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J.P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbotson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, AIM Distributors may use performance rankings, ratings and commentary reported periodically in national financial publications, including MONEY MAGAZINE, MUTUAL FUND MAGAZINE, SMART MONEY, GLOBAL FINANCE, EUROMONEY, FINANCIAL WORLD, FORBES, FORTUNE, BUSINESS WEEK, LATIN FINANCE, THE WALL STREET JOURNAL, EMERGING MARKETS WEEKLY, KIPLINGER'S GUIDE TO PERSONAL FINANCE, BARRON'S, THE FINANCIAL TIMES, USA TODAY, THE NEW YORK TIMES and INVESTORS BUSINESS DIGEST. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.

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A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (E.G., Japanese Yen, German Deutschmark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.


This information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, these data are not a representation of the past performance of the Funds, nor is it a prediction of such performance. The performance of the Fund will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of the Fund to differ from relevant indices.


From time to time, each Fund may refer to the number of shareholders in the Fund or the aggregate number shareholders in all Funds or the dollar amount Fund assets under management in advertising materials.


The GT Global Variable Investment Funds can be an appropriate investment for long-term investment goals, including funding retirement, paying for education or purchasing a house. The GT Global Variable Investment Funds do not, however, represent a complete investment program and the investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.


From time to time, each Fund may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any GT Global Variable Investment Fund may own the securities of these companies.

Advertising and sales literature for the Contract may discuss the financial ratings of any of the Participating Insurance Companies as compiled by independent agencies. These independent agencies rate insurance companies' overall financial strength, ability to meet contractual obligations, ability to discharge senior policyholder obligations and claims, overall claims-paying ability and other financial measures related to long-term solvency and liquidity. The independent agencies which may be quoted include, but are not limited to:
    / / A.M. Best Company
    / / Moody's Investors Service
    / / Standard & Poor's Insurance Rating Services
    / / Duff & Phelps, Incorporated
Ratings descriptions are relevant only to the insurance company and do not apply to variable annuities or the underlying accounts which are subject to market risk and whose value will fluctuate with market conditions.
In addition, advertising and sales literature for the Contracts may discuss the assets of any of the Participating Insurance Companies, including a breakdown of annuity assets under management, as well as the number of years the company has been involved in the annuity marketplace.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
GT Global Variable Investment Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. Ibbotson calculates total returns in the same method as the Funds.
Each Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2), in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Funds' historical share price fluctuations or total return compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.
Each Fund may advertise examples of the effect of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a

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                      GT GLOBAL VARIABLE INVESTMENT FUNDS
profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.
Each Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs.
AIM Distributors may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, liquidity risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the GT Global Variable Investment Funds will quote information regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources AIM Distributors deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.
 2) Stock market trading volume: Morgan Stanley Capital International World Indices and IFC.
 3) The number of listed companies: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.
 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.
 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.
 6) Stock market performance: Morgan Stanley Capital International World Indices, IFC and Datastream.
 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.
 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.
 9) GDP growth rate: IFC, The World Bank and Datastream.
10) Population: The World Bank, Datastream and United Nations.
11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.
12) Age distribution within populations: OECD and United Nations.
13) Total exports and imports by year: IFC, The World Bank and Datastream.
14) Top three companies by country, industry, or market: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.
15) Foreign direct investments to developing countries: The World Bank and Datastream.
16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).
17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their  debt, including those  under the Brady  Plan:
    AIM and/or the sub-advisors.

19) Political and economic structure of countries: Economist Intelligence Unit.

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20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.
21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, each Fund may quote in advertising materials economic and financial data, including statistics and commentary from published works including, but not limited to, Megatrends 2000, Global Paradox, and Megatrends Asia.


From time to time, each Fund may include in its advertisement and sales material, information about privatization which is an economic process involving the sale of state-owned companies to the private sector.


In addition, Strategic Income Fund, from time to time, may quote yields and total returns of representative debt instruments from emerging market countries in its advertising and sales literature.


AIM believes that before emerging market countries with high debt levels can attract substantial amounts of foreign capital, they must put their financial houses in order. Some emerging markets governments have implemented debt restructuring programs. From time to time, each Fund may include in its advertising and sales material information on emerging market countries' debt restructuring activities.


In advertising and sales materials, each Fund may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 INVESCO (NY) provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed GT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of INVESCO (NY) by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of INVESCO (NY) provide any assurance that the GT Global Variable Investment Funds' investment objectives will be achieved.

ECONOMIC DEVELOPMENT IN EMERGING MARKETS
AIM and/or the sub-advisors have identified six phases to track the progress of developing economies.
In addition, AIM and/or the sub-advisors focus on the transitions between each phase:
    BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.
    BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.
    BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion. EMERGING MARKET TRADING VOLUME
The annual trading volume of debt securities from developing economies according to Salomon Brothers, Inc. has grown from $90 billion in 1990 to $150 billion in 1991 to $400 billion in 1992 and was estimated to be $1,200 billion at the end of 1993 and $1.5 trillion at the end of 1994, respectively.

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                          DESCRIPTION OF DEBT RATINGS
--------------------------------------------------------------------------------
DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:
        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in Moody's publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.
Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

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    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:
        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
        AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.
        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                  Statement of Additional Information Page 76

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                    APPENDIX
--------------------------------------------------------------------------------

TELECOMMUNICATIONS FUND


From time to time the Fund will quote information including, but not limited to, data regarding:

    / / Increased  usage  of  new  technologies such  as,  but  not  limited to,
        cellular  and  wireless  communications  in  emerging  and   established
        countries around the world
    / / Supply and demand of telephone equipment and services
    / / Regulatory environment of telecommunications industries
    / / Revenue, price and usage of telecommunications products and services
    / / Privatization of telecommunications companies

The information quoted has not been independently verified by the Fund and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Salomon Brothers World Equity  Telecommunications Index, which  includes stock market data about the telecommunications industry in established and developing markets
    / / OECD  and  other  publications  from   its  subsidiaries  such  as   the
        International Telecommunications Union
    / / Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction
    / / International Technology Consultants, a Washington D.C. based firm which publishes reports such as EASTERN EUROPEAN & SOVIET TELECOM REPORT and LATIN AMERICAN TELECOM REPORT

INFRASTRUCTURE FUND


From time to time the Fund may quote information including, but not limited to:

    / / Supply and  demand of  telephone  equipment and  services,  electricity, water, transportation, construction materials and other infrastructure related products and services
    / / Regulatory environment of infrastructure industries
    / / Quantity and costs of current and projected infrastructure projects
    / / Privatization of industries and companies
    / / New  technologies,  products   and  services   used  in   infrastructure
        industries

NATURAL RESOURCES FUND


From time to time the Fund may quote information including, but not limited to:

    / / Supply, demand and prices of natural resources
    / / Regulatory environment of natural resources
    / / Supply,   demand  and  prices  of  products  manufactured  from  natural resources
    / / New technologies, products and services used in the natural resources industries

                  Statement of Additional Information Page 77

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The audited financial statements of the Funds as of December 31, 1998 and the fiscal year then ended appear on the following pages.

                  Statement of Additional Information Page 78

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (59.7%)
  Algeria (1.0%)
    Algeria Tranche 1 Loan Assignment, 6.625% due 9/4/06+ ....   USD           500,000   $   225,000         1.0
  Argentina (2.9%)
    Republic of Argentina:
      11% due 12/4/05 - 144A{.} ..............................   USD           180,000       179,550         0.8
      11% due 10/9/06 ........................................   USD           134,000       132,828         0.6
      Discount Bond, 6.0625% due 3/31/23+ ....................   USD           150,000       111,188         0.5
      Global Bond, 11.375% due 1/30/17 .......................   USD           110,000       110,275         0.5
      I.O. Strip, 12.11% due 4/10/05 .........................   USD           115,000       104,938         0.5
  Brazil (0.9%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ ................................................   USD           325,000       194,188         0.9
  Bulgaria (1.9%)
    Republic of Bulgaria:
      Discounted Bond Series A, 6.6875% due 7/28/24 -
       Euro+ .................................................   USD           397,000       278,893         1.3
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ .........................   USD           218,000       124,941         0.6
  Canada (1.0%)
    Canadian Government, 6% due 6/1/08 .......................   CAD           300,000       212,294         1.0
  Colombia (0.9%)
    Republic of Colombia:
      8.625% due 4/1/08 ......................................   USD           179,000       153,045         0.7
      7.27% due 6/15/03 - 144A{.} ............................   USD            55,000        47,025         0.2
  Denmark (2.4%)
    Kingdom of Denmark, 7% due 11/10/24 ......................   DKK         2,600,000       523,432         2.4
  Germany (14.2%)
    Deutschland Republic:
      6% due 1/5/06 ..........................................   DEM         2,180,000     1,491,100         6.8
      6.5% due 7/4/27 ........................................   DEM           920,000       690,147         3.1
      6.5% due 10/14/05 ......................................   DEM           700,000       489,672         2.2
      6% due 7/4/07 ..........................................   DEM           670,000       463,844         2.1
  Greece (1.7%)
    Hellenic Republic:
      8.8% due 6/19/07 .......................................   GRD        50,000,000       198,849         0.9
      9.2% due 3/21/02 .......................................   GRD        50,000,000       184,616         0.8
  Italy (4.3%)
    Italian Government, 7.25% due 11/1/26 ....................   ITL       780,000,000       634,596         2.9
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 ..................................................   ITL       420,000,000       313,022         1.4
  Ivory Coast (1.2%)
    Ivory Coast:
      1.9% due 3/29/18 .......................................   FRF         3,851,250       186,034         0.8
      2% due 3/29/18 .........................................   USD           296,250        87,564         0.4
  Korea (1.1%)
    Korea Republic Restructured Debt, 8.281% due 4/8/00 ......   USD           250,000       239,375         1.1
  Mexico (0.6%)
    United Mexican States, 9.875% due 1/15/07 ................   USD           131,000       129,526         0.6

    The accompanying notes are an integral part of the financial statements.

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (Continued)
  Netherlands (1.1%)
    Netherlands Government Bond, 5.5% due 1/15/28 ............   NLG           400,000   $   236,184         1.1
  Peru (1.7%)
    Republic of Peru, Past Due Interest Bond, 4.00% (4.50% at
     7/99) due 3/7/17++ ......................................   USD           584,000       369,380         1.7
  Russia (0.2%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ...................   USD           667,458        43,385         0.2
    Russian Ministry of Finance #6, due 5/14/06 GDR -
     144A{.} .................................................   USD             9,000           653          --
  Turkey (0.4%)
    Republic of Turkey, 12% due 12/15/08 .....................   USD            96,000        95,520         0.4
  United Kingdom (10.0%)
    United Kingdom Treasury, 9% due 10/13/08 .................   GBP           970,000     2,200,798        10.0
  United States (12.2%)
    United States Treasury:
      6.375% due 8/15/27{./} .................................   USD         1,660,000     1,909,225         8.7
      4.25% due 11/15/03 .....................................   USD           300,000       296,227         1.3
      4.75% due 11/15/08 .....................................   USD           170,000       171,381         0.8
    Federal National Mortgage Association, 7.25% due
     6/20/02 .................................................   NZD           550,000       298,589         1.4
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $13,455,718) ................................................                            13,127,284
                                                                                         -----------
Corporate Bonds (26.7%)
  Argentina (1.9%)
    Telefonica de Argentina, 9.125% due 5/7/08 - Reg S{c} ....   USD           245,000       226,652         1.0
    YPF S.A., 10% due 11/2/28 ................................   USD            95,000        97,969         0.4
    Supercanal Holdings S.A., 11.5% due 5/15/05 - Reg S{c} ...   USD           100,000        57,500         0.3
    Mastellone Hermanos S.A., 11.75% due 4/1/08 - 144A{.} ....   USD            53,000        42,798         0.2
  Brazil (0.2%)
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ......   USD            53,000        48,760         0.2
  Cayman Islands (0.5%)
    Nacional Financiera SNC, 8.649% due 12/1/00 - Euro 144A+
     {.} .....................................................   USD           105,000       106,050         0.5
  Colombia (0.1%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} ....................................................   USD            30,000        25,200         0.1
  Germany (0.6%)
    Bayerische Landesbank NY, 5.875% due 12/1/08 .............   USD           140,000       143,163         0.6
  Jamaica (0.1%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg S{c} ....   USD            44,000        30,800         0.1
  Mexico (4.1%)
    Petroleos Mexicanos:
      8.85% due 9/15/07 - 144A{.} ............................   USD           180,000       162,000         0.7
      9.375% due 12/2/08 - 144A{.} ...........................   USD           130,000       129,675         0.6
      9.25% due 3/30/18 - 144A{.} ............................   USD           160,000       128,800         0.6
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} ....................................................   USD           153,000       149,940         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} .................................................   USD           193,000   $   148,610         0.7
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .........   USD            90,000        72,450         0.3
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 .......   USD            50,000        44,125         0.2
    Cemex Valenciana, 9.66% due 12/29/49 .....................   USD            40,000        36,200         0.2
    Grupo Azucarero Mexico, 11.5% due 1/15/05 - Reg S{c} .....   USD            50,000        19,000         0.1
  Netherlands (0.6%)
    TPSA Finance BV, 7.75% due 12/10/08 - 144A{.} ............   USD           126,000       124,268         0.6
  Russia (0.2%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .................................................   USD            94,000        34,310         0.2
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .......   USD            67,000        11,725          --
  United Kingdom (0.4%)
    Colt Telecom Group PLC, 7.625% due 7/31/08 ...............   DEM           150,000        89,058         0.4
  United States (18.0%)
    Comcast Cable Communications, 6.2% due 11/15/08 ..........   USD           300,000       305,994         1.4
    Xerox Corp., 5.5% due 11/15/03 ...........................   USD           300,000       300,834         1.4
    Ford Motor Credit Corp., 5.25% due 6/16/08 ...............   DEM           320,000       200,895         0.9
    Unisys Corp., 7.875% due 4/1/08 ..........................   USD           150,000       159,938         0.7
    Chase Manhattan Corp., 6.25% due 1/15/06 .................   USD           152,000       157,318         0.7
    Lenfest Communications, 8.25% due 2/15/08 - 144A{.} ......   USD           150,000       157,125         0.7
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} ........   USD           150,000       151,313         0.7
    General Motors Acceptance Corp., 6.625% due 10/15/05 .....   USD           143,000       150,998         0.7
    Engle Homes, Inc., 9.25% due 2/1/08 ......................   USD           150,000       150,750         0.7
    Hollywood Casino Corp., 12.75% due 11/1/03 ...............   USD           125,000       133,750         0.6
    Riddell Sports, Inc., 10.5% due 7/15/07 ..................   USD           135,000       128,242         0.6
    Smithfield Foods, Inc., 7.625% due 2/15/08 ...............   USD           125,000       126,250         0.6
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} .................................................   USD           125,000       125,625         0.6
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ..................................................   USD           135,000       118,800         0.5
    Cendant Corp., 7.75% due 12/1/03 .........................   USD           100,000       101,216         0.5
    United Stationers Supply, 8.375% due 4/15/08 - 144A{.} ...   USD           100,000       100,250         0.5
    Drypers Corp. Series B, 10.25% due 6/15/07 ...............   USD            90,000        87,750         0.4
    Loews Cineplex Entertainment, 8.875% due 8/1/08 -
     144A{.} .................................................   USD            75,000        77,813         0.4
    Circus Circus Enterprise, 9.25% due 12/1/05 ..............   USD            75,000        77,794         0.3
    Fisher Scientific International, 9% due 2/1/08 ...........   USD            75,000        75,000         0.3
    Chancellor Media Corp., 8.125% due 12/15/07 - 144A{.} ....   USD            75,000        74,813         0.3
    PSINET, Inc., 10% due 2/15/05 ............................   USD            75,000        74,625         0.3
    Viasystems, Inc., 9.75% due 6/1/07 .......................   USD            75,000        70,125         0.3
    U.S. Filter Corp., 4.5% due 12/15/01 .....................   USD            73,000        69,168         0.3
    Niagara Mohawk Power, 7.375% due 7/1/03 ..................   USD            65,000        66,632         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} .................................................   USD            55,000        58,025         0.3
    Duane Reade, Inc., 9.25% due 2/15/08 .....................   USD            55,000        56,925         0.3
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} ..........   USD            60,000        56,850         0.3
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} ................   USD            55,000        56,100         0.3
    Allbritton Communication, 8.875% due 2/1/08 - 144A{.} ....   USD            55,000        55,000         0.2
    International Home Foods, 10.375% due 11/1/06 ............   USD            50,000        54,375         0.2
    Revlon Consumer Products, 8.625% due 2/2/08 - 144A{.} ....   USD            55,000        50,875         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (Continued)
    Syratech Corp., 11% due 4/15/07{.} .......................   USD            60,000   $    48,900         0.2
    Salton/Maxim Housewares, 10.75% due 12/15/05 - 144A{.} ...   USD            45,000        45,506         0.2
    Park Place Entertainment, 7.875% due 12/15/05 -
     144A{.} .................................................   USD            45,000        45,281         0.2
    Healthsouth Corp., 3.25% due 4/1/03 ......................   USD            50,000        42,750         0.2
    Delco Remy International, Inc., 8.625% due 12/15/07 ......   USD            40,000        41,200         0.2
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} .................................................   USD            55,000        40,975         0.2
    Hayes Lemmerz International, Inc., 8.25% due 12/15/05 -
     144A{.} .................................................   USD            40,000        40,000         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ...............   USD            25,000        25,875         0.1
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A(::) {.} ....   USD            45,000         6,075          --
                                                                                         -----------
Total Corporate Bonds (cost $6,120,826) ......................                             5,896,783
                                                                                         -----------
Mortgage Backed (7.2%)
  Denmark (1.4%)
    Realkredit Danmark, 6% due 10/1/26 .......................   DKK         1,904,000       298,991         1.4
  United States (5.8%)
    Government National Mortgage Association TBA Pass Thru
     Pool, due 1/15/29{*} ....................................   USD         1,300,000     1,288,625         5.8
                                                                                         -----------
Total Mortgage Backed (cost $1,540,127) ......................                             1,587,616
                                                                                         -----------
Structured Notes (0.5%)
  Korea (0.5%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02 (Issued by
     a newly created Delaware Business Trust, collateralized
     by triple A paper. This trust certificate has a credit
     risk component linked to the value of a referenced
     security: Korean Development[::] (Cost $130,000) ........   USD           130,000       102,700         0.5
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $21,246,671) ............                            20,714,383        94.1
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Republic of Argentina Global Bond Warrants, 11% due 12/3/99
   (cost $0) .................................................   ARG               180         8,640          --
                                                                                         -----------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                            PRINCIPAL       VALUE        % OF NET
SHORT-TERM INVESTMENTS                                          CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Commercial Paper - Discounted (5.9%)
  United States (5.9%)
    GE Capital, effective yield 5.25%, due 1/21/99 ...........   USD         1,300,000     1,296,136         5.9
                                                                                         -----------
Total Commercial Paper - Discounted (cost $1,296,136) ........                             1,296,136
                                                                                         -----------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,296,136) ...............                             1,296,136         5.9
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1998 with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $695,000 U.S. Treasury Notes, 7.75% due
   12/31/99 (market value of collateral is $715,633, including
   accrued interest)(cost $698,000)  .........................                           $   698,000         3.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $23,240,807)  * ......................                            22,717,159       103.2
Other Assets and Liabilities .................................                              (695,314)       (3.2)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $22,021,845       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        {*}  Purchased on a forward commitment basis.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when issued or derivative instruments.
          * For Federal income tax purposes, cost is $23,399,273 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     629,172
                 Unrealized depreciation:            (1,311,286)
                                                  -------------
                 Net unrealized depreciation:     $    (682,114)
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
Canadian Dollars........................      209,194         1.54785   3/18/99   $   (2,455)
French Francs...........................      161,647         5.45470   3/18/99        3,348
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $371,734)...................      370,841                                    893
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 1.68%.
    Total Open Forward Foreign Currency
     Contracts..........................                                          $      893
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (81.1%)
  Canada (1.8%)
    Canadian Government, 6% due 6/1/08 ........................   CAD           230,000   $  162,759         1.8
  Denmark (10.6%)
    Kingdom of Denmark Bullet, 6% due 11/15/09 ................   DKK         5,200,000      933,025        10.6
  Germany (10.8%)
    Deutschland Republic:
      6% due 7/4/07 ...........................................   DEM         1,020,000      706,150         8.0
      6.5% due 10/14/05 .......................................   DEM           250,000      174,883         2.0
      6% due 1/5/06 ...........................................   DEM           105,000       71,819         0.8
  Greece (3.6%)
    Hellenic Republic:
      8.8% due 6/19/07 ........................................   GRD        50,000,000      198,849         2.3
      9.2% due 3/21/02 ........................................   GRD        30,000,000      110,769         1.3
  Italy (9.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.25% due 1/1/26 ........................................   ITL       610,000,000      496,287         5.6
      8.5% due 1/1/04 .........................................   ITL       440,000,000      327,928         3.7
  Netherlands (1.8%)
    Netherlands Government Bond, 5.5% due 1/15/28 .............   NLG           275,000      162,376         1.8
  United Kingdom (9.3%)
    United Kingdom Treasury, 9% due 10/13/08 ..................   GBP           360,000      816,791         9.3
  United States (32.8%)
    United States Treasury:
      5.625% due 5/15/08 ......................................   USD         1,515,000    1,617,055        18.4
      6.375% due 8/15/27{./} ..................................   USD           740,000      851,405         9.7
      4.75% due 11/15/08 ......................................   USD           280,000      282,275         3.2
    Federal National Mortgage Association, 6.375% due
     8/15/07 ..................................................   AUD           200,000      129,119         1.5
  Uruguay (1.1%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} .........   USD           100,000       98,000         1.1
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $7,015,142) ..................................................                            7,139,490
                                                                                          ----------
Corporate Bonds (10.0%)
  Germany (2.0%)
    Bayerische Landesbank NY, 5.875% due 12/1/08 ..............   USD           100,000      102,259         1.2
    Kredit Fuer Wiederaufbau International Finance, 7.25% due
     7/16/07 ..................................................   AUD           100,000       67,831         0.8
  Tunisia (2.3%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 .............   USD           250,000      207,049         2.3
  United Kingdom (4.3%)
    SBC Jersey, 8.75% due 6/20/05 .............................   GBP           200,000      380,552         4.3
  United States (1.4%)
    Ford Motor Credit Corp., 5.25% due 6/16/08 ................   DEM           190,000      119,282         1.4
                                                                                          ----------
Total Corporate Bonds (cost $882,222) .........................                              876,973
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Mortgage Backed (6.5%)
  Denmark (2.8%)
    Realkredit Danmark, 6% due 10/1/26 ........................   DKK         1,596,000   $  250,624         2.8
  United States (3.7%)
    Government National Mortgage Association TBA Pass Thru
     Pool, due 1/15/29{*} .....................................   USD           275,000      272,594         3.1
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 ...............................................   USD            48,446       50,217         0.6
                                                                                          ----------
Total Mortgage Backed (cost $553,986) .........................                              573,435
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,451,350) ..............                            8,589,898        97.6
                                                                                          ----------       -----
                                                                             PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                           CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Commercial Paper - Discounted (3.1%)
  United States (3.1%)
    General Electric Capital Corp., effective yield 5.25%, due
     1/21/99
     (cost $274,133) ..........................................   USD           275,000      274,133         3.1
                                                                                          ----------       -----
                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $130,000 U.S. Treasury Bonds, 6.75% due
   8/15/26 (market value of collateral is $158,681, including
   accrued interest).(cost $151,000)  .........................                              151,000         1.7
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $8,876,483)  * ........................                            9,015,031       102.4
Other Assets and Liabilities ..................................                             (214,340)       (2.4)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,800,691       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the financial statements.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $8,876,483 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     287,545
                 Unrealized depreciation:              (148,997)
                                                  -------------
                 Net unrealized appreciation:     $     138,548
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     DEPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Canadian Dollars........................       156,896         1.54785   3/18/99   $    (1,842)
                                          --------------                          --------------
  Total Contract to Sell (Receivable
   amount $155,054).....................       156,896                                  (1,842)
                                          --------------                          --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 1.78%.
  Total Open Forward Foreign Currency
   Contract.............................                                           $    (1,842)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (65.9%)
  United States Treasury:
    7.625% due 2/15/25 ........................................   USD         1,050,000   $1,381,511        18.7
    9.25% due 2/15/16 .........................................   USD           600,000      861,680        11.7
    5.625% due 5/15/08 ........................................   USD           300,000      320,209         4.3
  Federal Home Loan Mortgage Corp., 5.75% due 7/15/03 .........   USD         1,300,000    1,335,607        18.1
  Tennessee Valley Authority Series A, 6.375% due 6/15/05 .....   USD           400,000      423,250         5.7
  Student Loan Marketing Assoc., 7.5% due 3/8/00 ..............   USD           350,000      360,406         4.9
  Federal National Mortgage Association, 6.8% due 1/10/03 .....   USD            90,000       95,446         1.3
  Financial Assistance Corp., 9.375% due 7/21/03 ..............   USD            75,000       87,843         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $4,719,931) ..................................................                            4,865,952
                                                                                          ----------
Mortgage Backed (26.1%)
  Federal National Mortgage Association:
    Pool #398668, 6.5% due 9/1/27 .............................   USD           308,167      310,383         4.2
    Pool #363939, 7% due 3/1/04 ...............................   USD           124,630      127,317         1.7
    Pool #356801, 6% due 12/1/08 ..............................   USD           106,578      107,045         1.5
  Mortgage Index Amortizing Trust, 6.682% due 8/25/04 .........   USD           500,000      501,206         6.8
  FHLM Corporation Gold Pool #E72223, 6% due 9/1/13 ...........   USD           494,634      496,335         6.7
  Government National Mortgage Association:
    Pool # 780523, 7.5% due 3/15/08 ...........................   USD           219,072      227,013         3.1
  Federal Home Loan Mortgage Corp. Series 1462 PL due
   7/15/21 ....................................................   USD           155,000      158,426         2.1
                                                                                          ----------
Total Mortgage Backed (cost $1,911,230) .......................                            1,927,725
                                                                                          ----------
Supranational Bonds (7.7%)
  International Bank of Reconstruction & Development, 5.25% due
   9/16/03 ....................................................   USD           350,000      352,625         4.8
  Asian Development Bank, 8% due 4/30/01 ......................   USD           200,000      210,806         2.9
                                                                                          ----------
Total Supranational Bonds (cost $529,321) .....................                              563,431
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $7,160,482) ..............                            7,357,108        99.7
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $30,000 U.S. Treasury Bonds, 8.88% due
   8/15/17 (market value of collateral is $43,177, including
   accrued interest) (cost $40,000)  ..........................                               40,000         0.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,200,482)  * ........................                            7,397,108       100.2
Other Assets and Liabilities ..................................                              (15,937)       (0.2)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,381,171       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

          * For Federal income tax purposes, cost is $7,200,482 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     212,935
                 Unrealized depreciation:               (16,309)
                                                  -------------
                 Net unrealized appreciation:     $     196,626
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Telephone (20.7%)
  Telecomunicacoes Brasileiras S.A. - Telebras: ...............   BRZL               --           --         8.2
    Preferred - ADR{\/} .......................................   --              5,740   $  417,226          --
    Common ....................................................   --              8,793      393,043          --
  Carso Global Telecom "A1"-/- ................................   MEX            96,300      324,891         3.3
  Nortel Inversora S.A. - ADR{\/} .............................   ARG            19,400      310,400         3.1
  Telecomunicacoes de Sao Paulo S.A. - TELESP: ................   BRZL               --           --         2.2
    Common-/- .................................................   --              1,428      122,940          --
    Preferred .................................................   --                736      100,375          --
  Telefonica de Argentina S.A. - ADR{\/} ......................   ARG             4,300      120,131         1.2
  Tele Centro Sul Participacoes S.A. - ADR{\/}-/- .............   BRZL            2,500      104,531         1.1
  Telesp Participacoes S.A.-/- ................................   BRZL            7,365       94,495         1.0
  Tele Norte Leste Participacoes S.A. - Preferred-/- ..........   BRZL            5,165       64,563         0.6
                                                                                          ----------
                                                                                           2,052,595
                                                                                          ----------
Electric Companies (15.3%)
  Enersis S.A. - ADR{\/} ......................................   CHLE           11,800      304,588         3.1
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL           12,583      239,538         2.4
  Companhia de Eletricidade do Estado da Bahia - COELBA .......   BRZL            4,960      168,303         1.7
  Companhia Paranaense de Energia (Copel): ....................   BRZL               --           --         1.7
    ADR{\/} ...................................................   --             13,673       97,420          --
    Common ....................................................   --             11,938       68,189          --
  C.A. La Electricidad de Caracas - ADR{\/} ...................   VENZ            7,153      152,001         1.5
  Eletricidade de Sao Paulo S.A. ..............................   BRZL            2,900      134,454         1.4
  Gener S.A. - ADR{\/} ........................................   CHLE            7,764      124,224         1.3
  Empresa Nacional de Electricidad S.A. - ADR{\/} .............   CHLE            9,100      103,513         1.0
  Light - Servicos de Eletricidade S.A. .......................   BRZL              572       69,582         0.7
  Companhia Paulista de Forca e Luz-/- ........................   BRZL              430       30,969         0.3
  Empresa Bandeirante de Energia S.A.-/- ......................   BRZL            1,336       14,381         0.1
  C.A. La Electridad de Caracas ...............................   VENZ           14,348        6,199         0.1
                                                                                          ----------
                                                                                           1,513,361
                                                                                          ----------
Beverages-Alcoholic (8.1%)
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ..........   MEX            18,100      481,913         4.9
  Compania Cervecerias Unidas S.A. - ADR{\/} ..................   CHLE           10,300      198,275         2.0
  Quilmes Industrial S.A. (Quinsa) - ADR{\/} ..................   LUX            13,300      123,856         1.2
  Cerveceria Backus & Johnston S.A. ...........................   PERU            6,244        2,058          --
                                                                                          ----------
                                                                                             806,102
                                                                                          ----------
Manufacturing-Diversified (6.8%)
  Grupo Carso S.A. de C.V. "A1"-/- ............................   MEX            83,800      284,412         2.9
  Desc S.A. de C.V. - ADR{\/} .................................   MEX             8,070      154,843         1.6
  Alpha, S.A. de C.V. "A" .....................................   MEX            42,200      112,533         1.1
  Grupo Industrial Saltillo, S.A. de C.V. "B" .................   MEX            34,200       85,327         0.9
  Usinas Siderurgicas de Minas Gerais S.A. - USIMINAS .........   BRZL           15,300       33,817         0.3
                                                                                          ----------
                                                                                             670,932
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Banks-Regional (6.3%)
  Uniao de Bancos Brasileiros S.A. (Unibanco) Units{\/}{=} ....   BRZL        7,525,500   $  217,299         2.2
  Banco de Galicia y Buenos Aires S.A. de C.V. - ADR{\/} ......   ARG            11,543      203,447         2.0
  Bansud S.A. "B"-/- ..........................................   ARG            22,700       97,476         1.0
  Banco de A. Edwards - ADR{\/} ...............................   CHLE            5,777       63,547         0.6
  Banco Latinoamericano de Exportaciones, S.A. "E"{\/} ........   PAN             2,713       45,104         0.5
                                                                                          ----------
                                                                                             626,873
                                                                                          ----------
Financial-Diversified (6.1%)
  Administradora de Fondos de Peniones Provida S.A. -
   ADR{\/} ....................................................   CHLE           13,181      177,120         1.8
  Quinenco S.A. - ADR{\/} .....................................   CHLE           14,800      118,400         1.2
  Grupo Financiero Banorte, S.A. de C.V. "B"-/- ...............   MEX           132,000      113,333         1.1
  Grupo Financiero Banamex Accival, S.A. de C.V. (Banacci)
   "B"-/- .....................................................   MEX            83,980      110,107         1.1
  Credicorp Ltd. - ADR{\/}-/- .................................   PERU            9,640       86,760         0.9
                                                                                          ----------
                                                                                             605,720
                                                                                          ----------
Oil & Gas-Exploration & Production (4.3%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..............   BRZL            3,347      379,541         3.8
  Harken Energy Corp.-/- ......................................   US             27,890       54,037         0.5
                                                                                          ----------
                                                                                             433,578
                                                                                          ----------
Construction-Cement & Aggregates (3.8%)
  Apasco, S.A. de C.V. ........................................   MEX            54,100      190,716         1.9
  Corporacion GEO, S.A. de C.V. "B"-/- ........................   MEX            26,000       72,222         0.7
  Grupo Cementos de Chihuahua, S.A. de C.V. "B" ...............   MEX           128,500       61,654         0.6
  Corporacion Venezolana de Cementos S.A.C.A.: ................   VENZ               --           --         0.5
    "A" .......................................................   --             45,516       29,860          --
    "B" .......................................................   --             30,088       20,005          --
  Companhia Cimento Portland Itau-/- ..........................   BRZL               68        7,740         0.1
                                                                                          ----------
                                                                                             382,197
                                                                                          ----------
Entertainment (2.8%)
  Grupo Televisa S.A. - GDR{\/}-/- ............................   MEX            11,400      281,438         2.8
                                                                                          ----------
Paper & Forest Products (2.7%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..................   MEX            64,700      205,864         2.1
  Votorantim Celulose e Papel S.A.-/- .........................   BRZL            5,700       61,341         0.6
                                                                                          ----------
                                                                                             267,205
                                                                                          ----------
Iron & Steel (2.5%)
  Companhia Vale de Rio Doce "A" - Preferred ..................   BRZL           17,000      218,129         2.2
  Caemi Mineracao E Metalurgia S.A. - Preferred ...............   BRZL            1,356       27,502         0.3
                                                                                          ----------
                                                                                             245,631
                                                                                          ----------
Chemicals (2.3%)
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ...........   CHLE            6,800      229,075         2.3
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Metal Mining (2.3%)
  Industrias Penoles S.A. (CP) ................................   MEX            58,600   $  177,576         1.8
  Grupo Mexico S.A. "B" .......................................   MEX            23,100       51,333         0.5
                                                                                          ----------
                                                                                             228,909
                                                                                          ----------
Banks-Major Regional (2.0%)
  Banco Rio de La Plata S.A. - ADR{\/} ........................   ARG            15,100      196,300         2.0
                                                                                          ----------
Investment Management (1.8%)
  Itausa - Investimentos Itau S.A. - Preferred ................   BRZL          317,325      176,000         1.8
                                                                                          ----------
Telecommunications-Long Distance (1.6%)
  Embratel Participacoes S.A. - Preferred-/- ..................   BRZL           11,800      161,176         1.6
                                                                                          ----------
Water Utilities (1.4%)
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP .....................................................   BRZL            1,832      138,772         1.4
                                                                                          ----------
Retail-Department Stores (1.4%)
  Controladora Comercial Mexicana, S.A. de C.V. - UBC[.]-/- ...   MEX           176,500      124,798         1.3
  El Puerto de Liverpool, S.A. de C.V. ........................   MEX             4,661        6,356         0.1
                                                                                          ----------
                                                                                             131,154
                                                                                          ----------
Telecommunications-Cellular / Wireless (1.2%)
  Telesp Celular S.A.: ........................................   BRZL               --           --         0.6
    "B" - Preferred ...........................................   --                663       29,129          --
    Common-/- .................................................   --              1,183       26,693          --
  Telepar Celular S.A. "B" - Preferred ........................   BRZL              530       33,340         0.3
  Telerj Celular S.A. "B" - Preferred-/- ......................   BRZL            1,370       32,327         0.3
                                                                                          ----------
                                                                                             121,489
                                                                                          ----------
Land Development (1.1%)
  IRSA Inversiones y Representaciones S.A. - GDR{\/} ..........   ARG             4,089      113,713         1.1
                                                                                          ----------
Textiles-Specialty (1.1%)
  Companhia de Tecidos Norte de Minas - Preferred .............   BRZL            1,056      113,642         1.1
                                                                                          ----------
Foods (1.0%)
  Grupo Industrial Maseca, S.A. de C.V. "B" ...................   MEX           128,600      103,919         1.0
                                                                                          ----------
Beverages-Non-Alcoholic (0.9%)
  Pepsi-Gemex S.A. - GDR{\/} ..................................   MEX            11,200       87,500         0.9
                                                                                          ----------
Oil & Gas-Refining & Marketing (0.8%)
  Companhia Brasileira de Petroleo Ipiranga - Preferred .......   BRZL           14,594       80,944         0.8
                                                                                          ----------
Retail-Food Chains (0.8%)
  Supermercados Unimarc S.A. - ADR{\/} ........................   CHLE           18,900       79,144         0.8
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Metal Fabricators (0.6%)
  Sanluis Corp., S. A. de C.V.-/- .............................   MEX            39,700   $   57,344         0.6
                                                                                          ----------
Lodging Hotels (0.5%)
  Grupo Posadas S.A.: .........................................   MEX                --           --         0.5
    "A"-/- ....................................................   --             48,400       20,533          --
    "L"-/- ....................................................   --             68,100       28,891          --
                                                                                          ----------
                                                                                              49,424
                                                                                          ----------
Power Producers-Independent (0.2%)
  Centrais Geradoras do Sul do Brasil S.A.: ...................   BRZL               --           --         0.2
    Preferred-/- ..............................................   --             10,158       12,613          --
    Common-/- .................................................   --              8,442       11,042          --
                                                                                          ----------
                                                                                              23,655
                                                                                          ----------
Airlines (0.2%)
  Cintra S.A.-/- ..............................................   MEX            35,600       20,353         0.2
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $15,614,394) ...................                            9,998,145       100.6
                                                                                          ----------       -----

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (Cost $0) ....   BRL            20,000           --          --
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $15,614,394)* .........................                            9,998,145       100.6
Other Assets and Liabilities ..................................                              (62,888)       (0.6)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $9,935,257       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {=} Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
        [.]  Each unit represents three "B" shares and one "C" share.
          * For Federal income tax purposes, cost is $15,773,062 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     231,661
                 Unrealized depreciation:            (6,006,578)
                                                  -------------
                 Net unrealized depreciation:     $  (5,774,917)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt
    Ltd--Limited

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Argentina (ARG/ARS) ..................   10.4                     10.4
Brazil (BRZL/BRL) ....................   39.0                     39.0
Chile (CHLE/CLP) .....................   14.1                     14.1
Luxembourg (LUX/LUF) .................    1.2                      1.2
Mexico (MEX/MXN) .....................   31.9                     31.9
Panama (PAN/PND) .....................    0.5                      0.5
Peru (PERU/PES) ......................    0.9                      0.9
United States (US/USD) ...............    0.5        (0.6)        (0.1)
Venezuela (VENZ/VEB) .................    2.1                      2.1
                                        ------      -----        -----
Total  ...............................  100.6        (0.6)       100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $9,935,257.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Finance (18.7%)
  UBS A.G. ...................................................   SWTZ           5,386   $  1,655,179         3.0
    BANKS-MONEY CENTER
  First Tennessee National Corp. .............................   US            33,400      1,271,288         2.3
    BANKS-REGIONAL
  American General Corp. .....................................   US            11,950        932,100         1.7
    INSURANCE - LIFE
  ING Groep N.V. .............................................   NETH          14,138        861,890         1.6
    OTHER FINANCIAL
  First Union Corp. ..........................................   US            14,000        851,375         1.5
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ...................   UK            98,531        803,596         1.5
    INSURANCE - MULTI-LINE
  Commonwealth Bank of Australia .............................   AUSL          50,000        709,135         1.3
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ...............................   AUSL          45,000        677,816         1.2
    BANKS-MONEY CENTER
  CGU PLC ....................................................   UK            37,916        592,948         1.1
    INSURANCE - MULTI-LINE
  Lloyds TSB Group PLC .......................................   UK            41,571        590,692         1.1
    BANKS-MONEY CENTER
  National Westminister Bank PLC .............................   UK            27,000        520,058         0.9
    BANKS-MONEY CENTER
  Credit Suisse Group ........................................   SWTZ           3,320        519,808         0.9
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG ..............................   GER           19,890        410,595         0.6
    BANKS-REGIONAL
  Fortis AG: .................................................   BELG              --             --          --
    OTHER FINANCIAL
    CVG-/- ...................................................   --             1,932          8,667          --
    Strip VVPR-/- ............................................   --             1,932            112          --
                                                                                        ------------
                                                                                          10,405,259
                                                                                        ------------
Consumer Non-Durables (17.1%)
  Cadbury Schweppes PLC ......................................   UK            92,255      1,571,515         2.8
    FOODS
  Bestfoods ..................................................   US            18,800      1,001,100         1.8
    FOOD
  Avon Products, Inc. ........................................   US            22,200        982,350         1.8
    PERSONAL CARE/COSMETICS
  Brown-Forman Corp. "B" .....................................   US            12,855        972,963         1.7
    BEVERAGES - ALCOHOLIC
  Philip Morris Cos., Inc. ...................................   US            16,450        880,075         1.6
    TOBACCO AND FOOD
  Anheuser-Busch Cos., Inc. ..................................   US            12,582        825,694         1.5
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ..............................................   FR            12,570        816,336         1.5
    BEVERAGES - ALCOHOLIC
  Diageo PLC .................................................   UK            69,151        786,067         1.4
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F14

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Consumer Non-Durables (Continued)
  Reckitt & Colman PLC .......................................   UK            53,816   $    711,917         1.3
    HOUSEHOLD PRODUCTS
  Foster's Brewing Group Ltd. ................................   AUSL         230,000        622,464         1.1
    BEVERAGES - ALCOHOLIC
  Kellogg Co. ................................................   US             9,634        328,760         0.6
    FOOD
                                                                                        ------------
                                                                                           9,499,241
                                                                                        ------------
Energy (15.0%)
  Texas Utilities Co. ........................................   US            37,000      1,727,438         3.1
    ELECTRIC & GAS UTILITIES
  Mobil Corp. ................................................   US            19,800      1,725,075         3.1
    ENERGY SOURCES
  Royal Dutch Petroleum Co. ..................................   NETH          24,160      1,202,726         2.2
    OIL
  Southern Co. ...............................................   US            40,000      1,162,500         2.1
    ELECTRIC & GAS UTILITIES
  Electrabel S.A. ............................................   BELG           2,280        996,469         1.8
    ELECTRIC & GAS UTILITIES
  Reunies Electrobel & Tractebel S.A. ........................   BELG           3,815        736,499         1.3
    ELECTRIC COMPANIES
  RWE AG .....................................................   GER            8,170        447,379         0.8
    ENERGY EQUIPMENT & SERVICES
  Elf Aquitaine ..............................................   FR             2,980        344,410         0.6
    OIL
                                                                                        ------------
                                                                                           8,342,496
                                                                                        ------------
Services (12.4%)
  Bell Atlantic Corp. ........................................   US            16,000        909,000         1.6
    TELEPHONE - REGIONAL/LOCAL
  McGraw-Hill, Inc. ..........................................   US             8,880        904,650         1.6
    BROADCASTING & PUBLISHING
  Deutsche Telekom A.G. ......................................   GER           25,000        822,132         1.5
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. ....................   NZ           173,200        751,315         1.4
    TELEPHONE NETWORKS
  Koninklijke KPN N.V. .......................................   NETH          15,005        750,969         1.3
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. .....................................   US            18,800        593,375         1.1
    BROADCASTING & PUBLISHING
  Swisscom AG-/- .............................................   SWTZ           1,414        592,084         1.1
    TELEPHONE NETWORKS
  EMI Group PLC ..............................................   UK            87,790        586,511         1.1
    LEISURE & TOURISM
  Telecom Italia S.p.A. ......................................   ITL           60,000        511,890         0.9
    TELEPHONE NETWORKS
  TABCORP Holdings Ltd. ......................................   AUSL          46,600        285,332         0.5
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                      F15

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Services (Continued)
  TNT Post Group N.V.-/- .....................................   NETH           5,915   $    190,532         0.3
    TRNASPORTATION - SHIPPING
                                                                                        ------------
                                                                                           6,897,790
                                                                                        ------------
Health Care (5.6%)
  Bristol-Myers Squibb Co. ...................................   US            18,450      2,468,841         4.5
    PHARMACEUTICALS
  American Home Products Corp. ...............................   US            11,000        619,438         1.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           3,088,279
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $27,292,544) ..................                            38,233,065        68.8
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
Government & Government Agency Obligations (26.6%)
  Germany (9.0%)
    Deutschland Republic:
      6.25% due 04/26/06 .....................................   DEM        3,120,000      2,174,532         3.9
      6.25% due 01/04/24 .....................................   DEM        2,450,000      1,770,966         3.2
      8.25% due 09/20/01 .....................................   DEM        1,600,000      1,081,173         1.9
  United Kingdom (3.4%)
    United Kingdom Treasury, 8.75% due 8/25/17 ...............   GBP          730,000      1,872,987         3.4
  United States (14.2%)
    United States Treasury:
      5.5% due 02/15/08 ......................................   USD        3,245,000      3,437,396         6.2
      6% due 02/15/26 ........................................   USD        2,169,000      2,366,509         4.3
      5.625% due 02/28/01 ....................................   USD        2,040,000      2,084,085         3.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $13,997,283) ................................................                            14,787,648
                                                                                        ------------
Corporate Bonds (0.0%)
  Germany (0.0%)
    IKB Deutshe Industriebank AG (Banks-Major Regional) ......   DEM            1,500          1,026          --
                                                                                        ------------
Total Corporate Bonds (cost $869) ............................                                 1,026
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $13,998,152) ............                            14,788,674        26.6
                                                                                        ------------       -----

                                                                             NO. OF        VALUE         % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Societe Generale Banque Put Warrants due 11/30/99 Tractebel
   (cost $0) .................................................   BEL              763            110          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F16

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                          ------------   -------------
  Dated December 31,1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $1,700,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $1,938,530,
   including accrued interest). (cost $1,896,000)  ...........                          $  1,896,000         3.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $43,186,696)  * ......................                            54,917,849        98.8
Other Assets and Liabilities .................................                               662,412         1.2
                                                                                        ------------       -----

NET ASSETS ...................................................                          $ 55,580,261       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security
          * For Federal income tax purposes, cost is $43,209,387 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  12,087,442
                 Unrealized depreciation:              (378,980)
                                                  -------------
                 Net unrealized appreciation:     $  11,708,462
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & WARRANTS      & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.1                                   4.1
Belgium (BELG/BEL) ...................    3.1                                   3.1
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    2.9         9.0                      11.9
Italy (ITLY/ITL) .....................    0.9                                   0.9
Netherlands (NETH/NLG) ...............    5.4                                   5.4
New Zealand (NZ/NZD) .................    1.4                                   1.4
Switzerland (SWTZ/CHF) ...............    5.0                                   5.0
United Kingdom (UK/GBP) ..............   11.2         3.4                      14.6
United States (US/USD) ...............   32.7        14.2            4.6       51.5
                                        ------      -----          -----      -----
Total  ...............................   68.8        26.6            4.6      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $55,580,261.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                               DECEMBER 31, 1998

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
British Pounds..........................     3,646,456          1.6588   1/29/99   $     2,904
                                          --------------                          --------------
  Total Contract to Sell (Receivable
   amount $3,649,360)...................     3,646,456                                   2,904
                                          --------------                          --------------
THE VALUE OF CONTRACT TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.56%.
  Total Open Forward Foreign Currency
   Contract.............................                                           $     2,904
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telephone (31.9%)
  SBC Communications ........................................   US             41,700   $  2,236,162         3.2
  Cable & Wireless PLC -ADR{\/} .............................   UK             60,000      2,205,000         3.2
  Telecom Italia S.p.A. .....................................   ITLY          350,200      2,203,715         3.2
  NTL Inc.{\/}-/- ...........................................   UK             33,132      1,869,888         2.7
  GTE Corp. .................................................   US             27,300      1,841,044         2.7
  Vodafone Group PLC ........................................   UK             80,900      1,312,210         1.9
  Orange PLC-/- .............................................   UK             96,200      1,116,725         1.6
  Swisscom AG-/- ............................................   SWTZ            2,593      1,085,767         1.5
  Bell Atlantic Corp. .......................................   US             15,200        863,550         1.2
  Telefonica de Espana ......................................   SPN            17,750        788,362         1.1
  BCE Inc. ..................................................   CAN            19,034        719,685         1.0
  Carso Global Telecom 'A1'-/- ..............................   MEX           185,900        627,177         0.9
  SPT Telecom-/- ............................................   CZCH           40,704        622,604         0.9
  BellSouth Corp. ...........................................   US             12,000        598,500         0.9
  Magyar Tavkozlesi Rt. -ADR{\/} ............................   HGRY          100,000        571,999         0.8
  France Telecom S.A.-/- ....................................   FR              7,175        569,943         0.8
  ICG Communications, Inc.-/- ...............................   US             24,900        535,350         0.8
  Deutsche Telekom AG .......................................   GER            16,000        526,164         0.8
  SmarTone Telecommunications Holdings Ltd. .................   HK            149,500        414,897         0.6
  Orckit Communications Ltd.{\/}-/- .........................   ISRL           19,200        310,800         0.4
  Telecom Corporation of New Zealand Ltd. ...................   NZ            133,500        291,306         0.4
  Nippon Telegraph & Telephone Corp. ........................   JPN               350        270,136         0.4
  NetCom ASA-/- .............................................   NOR             7,250        188,951         0.3
  MetroNet Communications Corp. "B"{\/}-/- ..................   CAN             5,500        184,250         0.3
  Energis PLC-/- ............................................   UK              5,350        119,141         0.2
  Telebras Receipts-/- ......................................   BRZL            1,240         55,431         0.1
                                                                                        ------------
                                                                                          22,128,757
                                                                                        ------------
Communications Equipment (12.9%)
  Nokia Oyj A.B. "A"{\/} ....................................   FIN            23,700      2,854,369         4.1
  ECI Telecommunications Ltd.{\/} ...........................   ISRL           47,700      1,699,313         2.4
  Lucent Technologies, Inc. .................................   US              9,800      1,078,000         1.6
  Tellabs, Inc.-/- ..........................................   US             14,000        959,875         1.4
  Tekelec-/- ................................................   US             45,800        758,563         1.1
  British Telecom PLC .......................................   UK             42,700        642,571         0.9
  General Instrument Corp.-/- ...............................   US             17,900        607,481         0.9
  Teleglobe, Inc. ...........................................   CAN             9,800        352,288         0.5
                                                                                        ------------
                                                                                           8,952,460
                                                                                        ------------
Telecommunications (Cellular/Wireless) (11.0%)
  Millicom International Cellular S.A.{\/}-/- ...............   LUX            45,000      1,569,375         2.3
  AirTouch Communications, Inc.-/- ..........................   US             19,100      1,377,588         2.0
  NTT Mobile Communications-/- ..............................   JPN               180        740,839         1.1
  Sprint Corp.-/- ...........................................   US             26,100        603,563         0.9
  Helsingin Puhelin Oyj (Helsinki Telphone Corp.) ...........   FIN             8,750        520,209         0.7
  Nextel Communications, Inc. "A"-/- ........................   US             21,800        515,025         0.7

    The accompanying notes are an integral part of the financial statements.

                                      F18

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telecommunications (Continued)
  Western Wireless Corp. "A"-/- .............................   US             22,500   $    495,000         0.7
  Grupo Iusacell S.A. "L" -ADR{\/}-/- .......................   MEX            64,700        460,988         0.7
  Hellenic Telecommunication Organization S.A. ..............   GREC           14,761        393,127         0.6
  ICO Global Communications (Holdings) Ltd.-/- ..............   US             29,800        324,075         0.5
  Mitec Telecom, Inc.-/- ....................................   CAN            43,900        172,157         0.2
  STET Hellas Telecommunications S.A. -ADR{\/}-/- ...........   GREC            4,740        153,458         0.2
  Microcell Telecommunications, Inc. "B"{\/}-/- .............   CAN            24,000        142,500         0.2
  Sonera Group Oyj-/- .......................................   FIN             5,000         88,295         0.1
  Panafon S.A.-/- ...........................................   GREC            2,700         72,391         0.1
  Clearnet Communications, Inc. "A"{\/}-/- ..................   CAN             3,800         30,875          --
                                                                                        ------------
                                                                                           7,659,465
                                                                                        ------------
Telecommunications (Long Distance) (9.0%)
  MCI WorldCom, Inc.-/- .....................................   US             30,936      2,219,658         3.2
  Tel-Save Holdings, Inc.-/- ................................   US             85,000      1,423,750         2.0
  WinStar Communications, Inc.-/- ...........................   US             24,600        959,400         1.4
  Koninklijke KPN N.V. ......................................   NETH           15,000        750,718         1.1
  Esat Telecom Group PLC-ADR{\/}-/- .........................   IRE            14,700        565,950         0.8
  Global Crossing Ltd.-/- ...................................   BDA             7,500        338,438         0.5
                                                                                        ------------
                                                                                           6,257,914
                                                                                        ------------
Broadcasting (8.4%)
  Tele-Communications, Inc. "A"-/- ..........................   US             58,700      3,246,844         4.7
  Comcast Corp. "A" .........................................   US             22,000      1,291,125         1.9
  Univision Communications Inc.-/- ..........................   US             18,000        651,375         0.9
  Infinity Broadcasting Corp. "A"-/- ........................   US             16,000        438,000         0.6
  United International Holdings, Inc.-/- ....................   US             11,800        227,150         0.3
                                                                                        ------------
                                                                                           5,854,494
                                                                                        ------------
Computer Software & Services (3.7%)
  America Online, Inc.-/- ...................................   US             15,900      2,544,000         3.7
                                                                                        ------------
Machinery (Diversified) (3.1%)
  Mannesmann AG .............................................   GER            19,000      2,177,749         3.1
                                                                                        ------------
Manufacturing (Diversified) (2.3%)
  Vivendi ...................................................   FR              6,100      1,582,431         2.3
                                                                                        ------------
Entertainment (1.9%)
  Viacom, Inc. "B"-/- .......................................   US              9,600        710,400         1.0
  Time Warner Inc. ..........................................   US             10,000        620,625         0.9
                                                                                        ------------
                                                                                           1,331,025
                                                                                        ------------
Computers (Networking) (1.7%)
  3Com Corp.-/- .............................................   US             15,000        672,187         1.0
  Cisco Systems, Inc.-/- ....................................   US              3,800        352,687         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F19

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Computers (Continued)
  Equant N.V.{\/}-/- ........................................   NETH            2,300   $    155,969         0.2
                                                                                        ------------
                                                                                           1,180,843
                                                                                        ------------
Electrical Equipment (1.6%)
  Uniphase Corp.-/- .........................................   US             15,700      1,089,188         1.6
                                                                                        ------------
Services (Commercial & Consumer) (0.8%)
  Securicor PLC .............................................   UK             69,057        578,420         0.8
                                                                                        ------------
Computer Hardware (0.6%)
  NEC Corp. .................................................   JPN            45,000        414,232         0.6
                                                                                        ------------
Computers (Peripherals) (0.3%)
  Performance Technologies, Inc.-/- .........................   US             15,000        196,875         0.3
                                                                                        ------------
Personal Care (0.1%)
  Globenet Communications Group Ltd. -ADR{\/}-/- ............   BDA            33,200         99,600         0.1
                                                                                        ------------
Telecommunications (0.1%)
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates{/\}-/- ...............................   RUS                66         45,139         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $46,048,018) .................                             62,092,592        89.4
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telefonica de Espana Rights, expire 1/30/99 ...............   SPN            17,750         15,742          --
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                 15,742          --
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F20

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
  Dated December 31, 1998, with State Street Bank & Trust
   Co., due January 4, 1999, for an effective yield of 4.50%, collateralized by $6,665,000 of U.S. Treasury Bonds, 6.25%
   due 8/15/23 (market value of collateral is $7,600,179,
   including accrued interest). (cost $7,450,000) ...........                           $  7,450,000        10.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $53,498,018) * ......................                             69,558,334       100.1
Other Assets and Liabilites .................................                                (98,999)       (0.1)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 69,459,335       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non income producing security
       {\/}  U.S. currency denominated
       {/\} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
          * For Federal income tax purposes, cost is $53,498,031 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  19,757,367
                 Unrealized depreciation:            (3,697,064)
                                                  -------------
                 Net unrealized appreciation:     $  16,060,303
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F21

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                            PERCENTAGE OF NET ASSETS{D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Bermuda (BDA/BEM) ....................    0.6                           0.6
Brazil (BRZL/BRL) ....................    0.1                           0.1
Canada (CAN/CAD) .....................    2.2                           2.2
Czech Republic (CZCH/CSK) ............    0.9                           0.9
Spain (ESP/ESP) ......................    1.1                           1.1
Finland (FIM/FIM) ....................    4.9                           4.9
France (FR/FRF) ......................    3.1                           3.1
Germany (GER/DEM) ....................    3.9                           3.9
Greece (GREC/GRD) ....................    0.9                           0.9
Hong Kong (HK/HKD) ...................    0.6                           0.6
Hungary (HGRY/HUF) ...................    0.8                           0.8
Ireland (IRE/IEP) ....................    0.8                           0.8
Israel (ISRL/ILS) ....................    2.8                           2.8
Italy (ITLY/ITL) .....................    3.2                           3.2
Japan (JPN/JPY) ......................    2.1                           2.1
Luxembourg (LUX/LUF) .................    2.3                           2.3
Mexico (MEX/MXN) .....................    1.6                           1.6
Netherlands (NETH/NLG) ...............    1.3                           1.3
New Zealand (NZ/NZD) .................    0.4                           0.4
Norway (NOR/NOK) .....................    0.3                           0.3
Russia (RUS/SUR) .....................    0.1                           0.1
Switzerland (SWTZ/CHF) ...............    1.5                           1.5
United Kingdom (UK/GBP) ..............   11.3                          11.3
United States (US/USD) ...............   42.6        10.6              53.2
                                        ------      -----        ----------
Total  ...............................   89.4        10.6             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

{d}  Percentages indicated are based on net assets of $69,459,335.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                                                                         UNREALIZED
                                            MARKET VALUE                     DELIVERY   APPRECIATION
CONTRACTS TO SELL:                         (U.S. DOLLARS)    CONTRACT PRICE    DATE    (DEPRECIATION)
----------------------------------------  ----------------   --------------  --------  ---------------
British Pounds..........................         661,529             1.6557   2/26/99   $        750
British Pounds..........................       1,984,591             1.6546   2/26/99            929
Italian Liras...........................       1,090,295           1648.072   1/21/99          1,890
Japanese Yen............................         712,023             120.11   2/10/99        (45,966)
                                          ----------------                             ---------------
  Total Contracts to Sell (Receivable
   amount $4,406,041)...................       4,448,438                                     (42,397)
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 6.40%.

  Total Open Forward Foreign Currency
   Contracts............................                                                $    (42,397)
                                                                                       ---------------
                                                                                       ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (21.4%)
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR-/- {\/} ................................................   BRZL            2,712   $  197,129         3.5
    TELEPHONE NETWORKS
  Hellenic Telecommunication Organization S.A. (OTE) ..........   GREC            4,977      132,552         2.3
    TELEPHONE NETWORKS
  Magyar Tavkozlesi Rt. - ADR{\/} .............................   HGRY            4,440      132,368         2.3
    TELEPHONE NETWORKS
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .............   MEX             1,818       88,514         1.6
    TELEPHONE NETWORKS
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ...........   GREC            2,695       87,251         1.5
    WIRELESS COMMUNICATIONS
  Telekomunik Indonesia - ADR .................................   INDO           12,000       78,000         1.4
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. " V"-/- .................................   MEX            55,795       67,630         1.2
    RETAILERS-OTHER
  Telefonica del Peru S.A. - ADR{\/} ..........................   PERU            5,200       65,975         1.2
    TELEPHONE NETWORKS
  Bezeq Israeli Telecommunication Corporation Ltd.-/- .........   ISRL           19,800       61,945         1.1
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ................   BRZL               --           --         1.1
    TELEPHONE - REGIONAL/LOCAL
    Common-/- .................................................   --            688,200       59,249          --
    Preferred .................................................   --             12,040        1,642          --
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar -
   ADR{\/} ....................................................   BRZL            3,600       55,800         1.0
    RETAILERS-FOOD
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP .....................................................   BRZL          467,245       35,391         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ......................   ARG             1,263       35,285         0.6
    TELEPHONE NETWORKS
  Blue Square Chain Investments & Properties Ltd.-/- ..........   ISRL            2,773       33,326         0.6
    RETAILERS-FOOD
  Blue Square-Israel Ltd. - ADR ...............................   US              3,000       31,125         0.6
    RETAILERS-FOOD
  Nortel Inversora S.A. - ADR{\/} .............................   ARG             1,900       30,400         0.5
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ............................   GREC              646       17,320         0.3
    WIRELESS COMMUNICATIONS
                                                                                          ----------
                                                                                           1,210,902
                                                                                          ----------
Finance (14.8%)
  Alpha Credit Bank ...........................................   GREC            1,200      125,349         2.2
    BANKS-REGIONAL
  National Bank of Greece S.A. ................................   GREC              411       92,564         1.6
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. .....................   SAFR            5,960       82,025         1.5
    INSURANCE-LIFE
  Sanlam Ltd. .................................................   SAFR           62,420       62,043         1.1
    INSURANCE - MULTI-LINE
  MISR International Bank - Reg S GDR{c} {\/} .................   EGPT            6,200       58,590         1.0
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F23

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Finance (Continued)
  Credicorp Ltd. - ADR{\/} ....................................   PERU            6,180   $   55,620         1.0
    BANKS-MONEY CENTER
  Uniao de Bancos Brasileiros S.A. (Unibanco): ................   BRZL               --           --         1.0
    BANKS-MONEY CENTER
    GDR{\/} ...................................................   --              3,840       55,440          --
    Units{=} ..................................................   --                264            9          --
  Turkiye Is Bankasi (Isbank) "C" .............................   TRKY        2,109,100       54,876         1.0
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .......   MEX            41,000       53,838         1.0
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ....................................   TRKY        4,113,906       47,645         0.8
    BANKS-REGIONAL
  BIG Bank Gdanski S.A. - Reg S GDR{c} {\/} ...................   POL             3,000       40,650         0.7
    BANKS-REGIONAL
  Bank Leumi Le - Israel ......................................   ISRL           26,626       37,706         0.7
    BANKS-MONEY CENTER
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} .....   ARG             2,138       37,682         0.7
    BANKS-MONEY CENTER
  KREDYT BANK S.A. - Reg S GDR-/- {c} {\/} ....................   POL             1,634       26,512         0.5
    BANKS-MONEY CENTER
                                                                                          ----------
                                                                                             830,549
                                                                                          ----------
Energy (14.2%)
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ..........   HGRY            4,880      134,810         2.4
    GAS PRODUCTION & DISTRIBUTION
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..............   BRZL        1,111,780      126,088         2.2
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL            5,861      110,626         2.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ......................................   CHLE            2,963       76,482         1.4
    ELECTRICAL & GAS UTILITIES
  Companhia Paranaense de Energia-Copel - ADR{\/} .............   BRZL            9,900       70,538         1.3
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ..........................................   ARG             2,500       69,844         1.2
    ENERGY SOURCES
  Huaneng Power International, Inc. - ADR-/- {\/} .............   CHNA            3,476       50,402         0.9
    ELECTRICAL & GAS UTILITIES
  Eletropaulo Metropolitana Preferred .........................   BRZL        1,064,101       49,329         0.9
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ....................................   RUS            13,910       46,946         0.8
    OIL
  Companhia de Eletricidade do Estado da Bahia - COELBA .......   BRZL        1,000,000       33,932         0.6
    ELECTRICAL & GAS UTILITIES
  Centrais Electricas de Santa Catarina S.A. ..................   BRZL           60,000       26,821         0.5
    ELECTRICAL & GAS UTILITIES
  Pakistan State Oil Co., Ltd. ................................   PAK               880        1,387          --
    OIL
                                                                                          ----------
                                                                                             797,205
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F24

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Consumer Non-Durables (11.3%)
  Hindustan Lever Ltd. ........................................   IND             3,800   $  149,017         2.6
    PERSONAL CARE/COSMETICS
  ITC Ltd. ....................................................   IND             6,500      114,922         2.0
    TOBACCO
  South African Breweries Ltd. ................................   SAFR            6,111      103,001         1.8
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. - ADR{\/} ..........   MEX             3,567       94,971         1.7
    BEVERAGES - NON-ALCOHOLIC
  Panamerican Beverages, Inc. "A"{\/} .........................   MEX             3,000       65,438         1.2
    BEVERAGES - NON-ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.}{\/} ..............   EGPT            1,400       40,425         0.7
    BEVERAGES - ALCOHOLIC
  Companhia de Tecidos Norte de Minas Preferred ...............   BRZL          301,000       32,392         0.6
    TEXTILES & APPAREL
  Oriental Weavers "C" ........................................   EGPT            1,350       30,136         0.5
    TEXTILES & APPAREL
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...................   POL               103       12,342         0.2
    BEVERAGES - ALCOHOLIC
  Truworths International Ltd. ................................   SAFR            3,872        2,171          --
    TEXTILES & APPAREL
                                                                                          ----------
                                                                                             644,815
                                                                                          ----------
Materials/Basic Industry (9.1%)
  Suez Cement Co. - Reg S GDR{c} {\/} .........................   EGPT            5,363       76,691         1.4
    CEMENT
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .....................   KOR             4,178       70,504         1.3
    METALS - STEEL
  Tubos de Acero de Mexico S.A. - ADR-/- {\/} .................   MEX            10,000       64,375         1.1
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ...........   CHLE            1,860       62,659         1.1
    CHEMICALS
  Anglo American Platinum Corporation Ltd. ....................   SAFR            4,500       61,702         1.1
    METALS - NON-FERROUS
  Makhteshim-Agan Industries Ltd.-/- ..........................   ISRL           24,927       54,031         1.0
    CHEMICALS
  Cemex "CPO", S.A. de C.V. ...................................   MEX            23,247       50,134         0.9
    CEMENT
  Apasco, S.A. de C.V. ........................................   MEX             9,831       34,657         0.6
    CEMENT
  Hindalco Industries Ltd.: ...................................   IND                --           --         0.6
    METALS - NON-FERROUS
    GDR{\/} ...................................................   --              2,400       28,140          --
    Common ....................................................   --                400        4,833          --
  Engro Chemicals Pakistan Ltd. ...............................   PAK             1,470        2,660          --
    CHEMICALS
                                                                                          ----------
                                                                                             510,386
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F25

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Multi-Industry/Miscellaneous (8.3%)
  GT Taiwan Fund-/- +X+ {\/} ..................................   TWN            27,191   $  277,083         4.9
    COUNTRY FUNDS
  Grupo Carso, S.A. de C.V. "A1" ..............................   MEX            25,500       86,545         1.5
    MULTI-INDUSTRY
  Rembrandt Group Ltd. ........................................   SAFR           10,917       66,776         1.2
    CONGLOMERATE
  Haci Omer Sabanci Holding AS ................................   TRKY        2,713,497       41,758         0.7
    CONGLOMERATE
                                                                                          ----------
                                                                                             472,162
                                                                                          ----------
Capital Goods (4.4%)
  Heliopolis Housing ..........................................   EGPT            1,271      100,067         1.8
    CONSTRUCTION
  NASR (El) City Company For Housing & Construction ...........   EGPT            1,950       58,952         1.0
    CONSTRUCTION
  Corporacion GEO, S.A. de C.V. "B"-/- ........................   MEX            14,200       39,444         0.7
    CONSTRUCTION
  ARA, S.A. de C.V.-/- ........................................   MEX            15,200       38,384         0.7
    CONSTRUCTION
  Arabian International Construction-/- .......................   EGPT            1,571       10,612         0.2
    CONSTRUCTION
                                                                                          ----------
                                                                                             247,459
                                                                                          ----------
Health Care (1.6%)
  Teva Pharmaceutical Industries Ltd. .........................   ISRL            1,800       73,698         1.3
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...................................   IND             3,000       18,953         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                          ----------
                                                                                              92,651
                                                                                          ----------
Technology (1.0%)
  Telekomunikacja Polska S.A. - GDR ...........................   POL            11,540       58,854         1.0
                                                                                          ----------
    SOFTWARE
Consumer Durables (0.3%)
  Qingling Motors Co., Ltd.{*} ................................   CHNA          110,000       19,310         0.3
    AUTOMOBILES
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $6,111,420) ....................                            4,884,293        86.4
                                                                                          ----------       -----

                                                                              NO. OF        VALUE        % OF NET
WARRANTS                                                         COUNTRY     WARRANTS      (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Merrill Lynch - Kospi 200 Call Warrants, due 9/9/99.
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 200
   Index converted to the prevailing foreign exchange rate.
   (cost $163,000) ............................................   US             49,997      264,124         4.7
                                                                                          ----------       -----
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                                      F26

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                              NO. OF        VALUE        % OF NET
RIGHTS                                                           COUNTRY      RIGHTS       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP Rights, expire 1/4/99 (cost $0) .....................   BRZL            3,019           --          --
                                                                                          ----------       -----
    BUSINESS & PUBLIC SERVICES

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $490,000 U.S. Treasury Notes, 5.625% due
   11/30/99 (market value of collateral is $496,635 including
   accrued interest). (cost $482,000) .........................                           $  482,000         8.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $6,756,420)  * ........................                            5,630,417        99.6
Other Assets and Liabilities ..................................                               20,993         0.4
                                                                                          ----------       -----

NET ASSETS ....................................................                           $5,651,410       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {*}  Denominated in Hong Kong Dollars.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {\/}  U.S. currency denominated.
        {=} Each unit represents one preferred share of Unibanco and one preferred 'B' share of Unibanco Holdings.
        +X+ The GT Global Variable Emerging Markets Fund (the 'Fund') has invested in the GT Global Taiwan Fund, a fund managed by INVESCO Asset Management Ltd. which is an affiliate of the Fund's manager, A I M Advisors, Inc.
          * For Federal income tax purposes, cost is $6,936,812 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     381,966
                 Unrealized depreciation:            (1,688,361)
                                                  -------------
                 Net unrealized depreciation:     $  (1,306,395)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.0                                   3.0
Brazil (BRZL/BRL) ....................   15.3                                  15.3
Chile (CHLE/CLP) .....................    2.5                                   2.5
China (CHNA/RMB) .....................    1.2                                   1.2
Egypt (EGPT) .........................    6.6                                   6.6
Greece (GREC/GRD) ....................    7.9                                   7.9
Hungary (HGRY/HUF) ...................    4.7                                   4.7
India (IND/INR) ......................    5.5                                   5.5
Indonesia (INDO/IDR) .................    1.4                                   1.4
Israel (ISRL/ILS) ....................    4.7                                   4.7
Korea (KOR/KRW) ......................    1.3                                   1.3
Mexico (MEX/MXN) .....................   12.2                                  12.2
Peru (PERU/PES) ......................    2.2                                   2.2
Poland (POL/PLZ) .....................    2.4                                   2.4
Russia (RUS/SUR) .....................    0.8                                   0.8
South Africa (SAFR/ZAR) ..............    6.7                                   6.7
Taiwan (TWN/TWD) .....................    4.9                                   4.9
Turkey (TRKY/TRL) ....................    2.5                                   2.5
United States (US/USD) ...............    0.6         4.7            8.9       14.2
                                        ------      -----          -----      -----
Total  ...............................   86.4         4.7            8.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $5,651,410.

    The accompanying notes are an integral part of the financial statements.

                                      F28

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Electrical & Gas Utilities (18.5%)
  Endesa S. A. - ADR{\/} ......................................   SPN             6,700   $  180,900         2.9
  National Grid Group PLC .....................................   UK             20,000      159,460         2.5
  Houston Industries, Inc. ....................................   US              4,600      147,776         2.3
  Dominion Resources, Inc. ....................................   US              3,100      144,926         2.3
  AES Corp.-/- ................................................   US              2,785      131,939         2.1
  BG PLC ......................................................   UK             20,000      126,056         2.0
  Edison S.p.A.-/- ............................................   ITLY            7,100       83,622         1.3
  Interstate Energy Corp. .....................................   US              2,246       72,434         1.1
  Pinnacle West Capital Corp. .................................   US              1,646       69,750         1.1
  EVN Energie-Versorgung Niederoesterreich AG .................   ASTRI             400       56,640         0.9
                                                                                          ----------
                                                                                           1,173,503
                                                                                          ----------
Electric Companies (10.1%)
  Montana Power Co. ...........................................   US              1,600       90,500         1.4
  Texas Utilities Co. .........................................   US              1,800       84,038         1.3
  Iberdrola S.A. ..............................................   SPN             4,000       74,752         1.2
  FPL Group, Inc. .............................................   US              1,200       73,950         1.2
  CMS Energy Corp. ............................................   US              1,300       62,969         1.0
  Public Service Enterprise Group Inc. ........................   US              1,500       60,000         1.0
  GPU, Inc. ...................................................   US              1,300       57,444         0.9
  Union Electrica Fenosa, S.A. ................................   SPN             3,000       51,840         0.8
  Scottish Power PLC ..........................................   UK              4,450       45,667         0.7
  Korea Electric Power Corp. - ADR{\/} ........................   KOR             2,000       31,376         0.5
  Fortum Corp.-/- .............................................   FIN             1,450        8,820         0.1
                                                                                          ----------
                                                                                             641,356
                                                                                          ----------
Aerospace/Defense (6.7%)
  United Technologies Corp. ...................................   US              1,400      152,250         2.4
  General Electric Co. PLC ....................................   UK             12,740      114,861         1.8
  Gulfstream Aerospace Corp.-/- ...............................   US              1,342       71,462         1.1
  British Aerospace PLC .......................................   UK              6,500       55,038         0.9
  General Dynamics Corp. ......................................   US                500       29,312         0.5
                                                                                          ----------
                                                                                             422,923
                                                                                          ----------
Telephone - Regional/Local (4.3%)
  SBC Communications, Inc. ....................................   US              3,000      160,875         2.5
  Bell Atlantic Corp. .........................................   US              2,000      113,625         1.8
                                                                                          ----------
                                                                                             274,500
                                                                                          ----------
Manufacturing (Diversified) (3.9%)
  Suez Lyonnaise des Eaux .....................................   FR                350       71,885         1.2
  MAN A.G. ....................................................   GER               200       58,810         0.9
  Viag A.G. ...................................................   GER               100       58,630         0.9
  Hanson PLC - ADR{\/} ........................................   UK              1,500       58,500         0.9
                                                                                          ----------
                                                                                             247,825
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F29

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Wireless Communications (3.7%)
  Mannesmann A.G. .............................................   GER             1,300   $  149,003         2.3
  Vodafone Group PLC ..........................................   UK              4,700       76,234         1.2
  China Telecom Ltd.-/- .......................................   HK              8,000       13,837         0.2
                                                                                          ----------
                                                                                             239,074
                                                                                          ----------
Telcom Equipment (3.3%)
  Nokia Oyj A.B. "A" - ADR{\/} ................................   FIN             1,000      120,437         1.9
  Tekelec-/- ..................................................   US              3,000       49,687         0.8
  Tellabs, Inc.-/- ............................................   US                552       37,846         0.6
                                                                                          ----------
                                                                                             207,970
                                                                                          ----------
Broadcasting (Television Radio & Television) (3.1%)
  Tele-Communications, Inc. "A"-/- ............................   US              3,500      193,593         3.1
                                                                                          ----------
Consumer Services (3.0%)
  Vivendi .....................................................   FR                740      191,968         3.0
                                                                                          ----------
Airlines (3.0%)
  COMAIR Holdings Inc. ........................................   US              3,200      108,000         1.7
  Deutsche Lufthansa A.G. .....................................   GER             2,300       50,792         0.8
  AMR Corp.-/- ................................................   US                500       29,687         0.5
                                                                                          ----------
                                                                                             188,479
                                                                                          ----------
Cement (2.7%)
  Lafarge S.A. ................................................   FR                750       71,249         1.1
  La Cementos Nacional, C.A. - 144A GDR{\/}-/-{c} .............   ECDR              543       61,359         1.0
  Suez Cement Co - Reg S GDR{\/}{.} ...........................   EGPT            2,600       37,050         0.6
                                                                                          ----------
                                                                                             169,658
                                                                                          ----------
Telephone - Long Distance (2.3%)
  MCI WorldCom, Inc.-/- .......................................   US              2,000      143,500         2.3
                                                                                          ----------
Gas Production & Distribution (2.1%)
  Enron Corp. .................................................   US              2,332      133,069         2.1
                                                                                          ----------
Telephone (2.1%)
  Swisscom A. G.-/- ...........................................   SWTZ              236       98,820         1.6
  Tele Danmark A.S. - ADR{\/} .................................   DEN               500       33,937         0.5
                                                                                          ----------
                                                                                             132,757
                                                                                          ----------
Networking (2.0%)
  Cisco Systems, Inc.-/- ......................................   US              1,394      129,380         2.0
                                                                                          ----------
Computers Networking (2.0%)
  Equant N.V.-/- ..............................................   NETH            1,880      127,489         2.0
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F30

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Housing (1.8%)
  Kaufman and Broad Home Corp. ................................   US              4,000   $  115,000         1.8
                                                                                          ----------
Shipping (1.8%)
  Railtrack Group PLC .........................................   UK              2,200       57,438         0.9
  Stagecoach Holdings PLC .....................................   UK             13,800       54,870         0.9
                                                                                          ----------
                                                                                             112,308
                                                                                          ----------
Construction (Cement & Aggregate) (1.7%)
  CRH PLC .....................................................   UK              4,000       67,805         1.0
  Southdown, Inc. .............................................   US                700       41,431         0.7
                                                                                          ----------
                                                                                             109,236
                                                                                          ----------
Telecommunications (Cellular/Wireless) (1.6%)
  AirTouch Communications, Inc.-/- ............................   US                700       50,487         0.8
  NTT Mobile Communications Network, Inc.-/- ..................   JPN                10       41,157         0.6
  Sonera Group OYJ-/- .........................................   FIN               550        9,712         0.2
                                                                                          ----------
                                                                                             101,356
                                                                                          ----------
Building Materials & Components (1.6%)
  Martin Marietta Materials, Inc. .............................   US              1,619      100,682         1.6
                                                                                          ----------
Transportation - Road & Rail (1.5%)
  Brisa Auto-Estradas de Portugal, S.A. .......................   PORT            1,600       94,137         1.5
                                                                                          ----------
Telephone Networks (1.2%)
  Telecom Italia S.p.A. - Di Risp .............................   ITLY           12,500       78,660         1.2
  Hellenic Telecommunication Organization S.A. (OTE) ..........   GREC               11          293          --
                                                                                          ----------
                                                                                              78,953
                                                                                          ----------
Machinery & Engineering (1.2%)
  Ingersoll-Rand Co. ..........................................   US              1,600       75,100         1.2
                                                                                          ----------
Homebuilding (1.1%)
  Centex Corp. ................................................   US              1,600       72,100         1.1
                                                                                          ----------
Railroads (1.0%)
  Canadian National Railway Co. ...............................   CAN             1,300       67,761         1.0
                                                                                          ----------
Natural Gas (0.9%)
  El Paso Energy Corp. ........................................   US              1,700       59,182         0.9
                                                                                          ----------
Manufacturing (Specialized) (0.9%)
  USEC Inc. ...................................................   US              4,000       55,500         0.9
                                                                                          ----------
Water Utilities (0.8%)
  Electricidade de Portugal, S.A. .............................   PORT            2,300       50,684         0.8
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F31

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Iron & Steel (0.8%)
  Pohang Iron & Steel Co. Ltd. - ADR{\/} ......................   KOR             3,000   $   50,625         0.8
                                                                                          ----------
Transportation - Airlines (0.7%)
  Aeroporti di Roma S.p.A.-/- .................................   ITLY            5,100       44,436         0.7
                                                                                          ----------
Telecom Technology (0.6%)
  Esat Telecom Group PLC - ADR{\/}-/- .........................   IRE               800       30,800         0.5
  L-3 Communications Holdings, Inc.-/- ........................   US                100        4,658         0.1
                                                                                          ----------
                                                                                              35,458
                                                                                          ----------
Auto Parts & Equipment (0.4%)
  Bridgestone Corp. ...........................................   JPN             1,000       22,703         0.4
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,736,767) ....................                            5,862,265        92.4
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50% ,
   collaterized by $410,000 U.S. Treasury Notes, 6.25% due
   4/30/01 (market value of collateral is $428,450, including
   accrued interest). (cost $416,000) .........................                              416,000         6.6
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $5,152,767)  * ........................                            6,278,265        99.0
Other Assets and Liabilities ..................................                               63,116         1.0
                                                                                          ----------       -----

NET ASSETS ....................................................                           $6,341,381       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $5,152,767 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,226,305
                 Unrealized depreciation:              (100,807)
                                                  -------------
                 Net unrealized appreciation:     $   1,125,498
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F32

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Austria (ASTRI/ATS) ..................    0.9                      0.9
Canada (CAN/CAD) .....................    1.0                      1.0
Denmark (DEN/DKK) ....................    0.5                      0.5
Ecuador (ECDR/ECS) ...................    1.0                      1.0
Egypt (EGPT/EGP) .....................    0.6                      0.6
Finland (FIN/FIM) ....................    2.2                      2.2
France (FR/FRF) ......................    5.3                      5.3
Germany (GER/DEM) ....................    4.9                      4.9
Hong Kong (HK/HKD) ...................    0.2                      0.2
Ireland (IRE/IEP) ....................    0.5                      0.5
Italy (ITLY/ITL) .....................    3.2                      3.2
Japan (JPN/JPY) ......................    1.0                      1.0
Korea (KOR/KRW) ......................    1.3                      1.3
Netherlands (NETH/NLG) ...............    2.0                      2.0
Portugal (PORT/PTE) ..................    2.3                      2.3
Spain (SPN/ESP) ......................    4.9                      4.9
Switzerland (SWTZ/CHF) ...............    1.6                      1.6
United Kingdom (UK/GBP) ..............   12.8                     12.8
United States (US/USD) ...............   46.2         7.6         53.8
                                        ------        ---        -----
Total  ...............................   92.4         7.6        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $6,341,381.

    The accompanying notes are an integral part of the financial statements.

                                      F33

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Oil (International Integrated) (17.2%)
  Mobil Corp. .................................................   US              5,600   $  487,900         7.6
  ENI S.p.A - ADR{\/} .........................................   ITLY            2,800      189,700         3.0
  Amoco Corp. .................................................   US              2,600      156,975         2.5
  Total Compagnie Francaise des Petroles S.A.-ADR{\/} .........   FR              3,000      149,250         2.3
  Chevron Corp. ...............................................   US              1,400      116,112         1.8
                                                                                          ----------
                                                                                           1,099,937
                                                                                          ----------
Construction (Cement & Aggregates) (12.9%)
  Martin Marietta Materials, Inc. .............................   US              4,400      273,625         4.3
  Southdown, Inc. .............................................   US              3,103      183,659         2.9
  CRH PLC .....................................................   UK              8,550      144,934         2.2
  Centex Construction Products, Inc. ..........................   US              3,100      125,937         2.0
  Lafarge Corp. ...............................................   US              1,800       72,900         1.1
  Doman Industries Ltd. "B"-/- ................................   CAN            23,475       27,618         0.4
                                                                                          ----------
                                                                                             828,673
                                                                                          ----------
Natural Gas (11.2%)
  Coastal Corp. ...............................................   US              5,400      188,662         2.9
  Williams Companies, Inc. ....................................   US              4,400      137,225         2.1
  Questar Corp. ...............................................   US              6,800      131,750         2.1
  Enron Corp. .................................................   US              2,300      131,244         2.1
  El Paso Energy Corp. ........................................   US              3,700      128,806         2.0
                                                                                          ----------
                                                                                             717,687
                                                                                          ----------
Manufacturing (Specialized) (5.7%)
  USEC Inc.-/- ................................................   US              9,150      126,956         2.0
  US Filter Corp.-/- ..........................................   US              5,300      121,238         1.9
  Enerflex Systems Ltd. .......................................   CAN             4,200       80,980         1.2
  Coflexip -ADR{\/} ...........................................   FR              1,200       38,550         0.6
                                                                                          ----------
                                                                                             367,724
                                                                                          ----------
Metals Mining (4.5%)
  Freeport-McMoRan Copper & Gold, Inc. "B" ....................   US              7,600       79,325         1.2
  Rio Tinto PLC ...............................................   UK              6,400       74,347         1.2
  Cominco Ltd. ................................................   CAN             6,200       70,307         1.1
  Inco Ltd.-/- ................................................   CAN             6,000       63,529         1.0
                                                                                          ----------
                                                                                             287,508
                                                                                          ----------
Chemicals (Specialty) (4.4%)
  Crompton & Knowles Corp. ....................................   US              6,200      128,262         2.0
  Air Liquide .................................................   FR                500       91,690         1.4
  W.R. Grace & Co.-/- .........................................   US              4,000       62,750         1.0
                                                                                          ----------
                                                                                             282,702
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F34

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Chemicals (4.2%)
  Solutia, Inc. ...............................................   US              6,100   $  136,488         2.1
  Potash Corp. of Saskatchewan Inc.{\/} .......................   CAN             1,100       70,262         1.1
  E.I. Du Pont de Nemours & Company ...........................   US              1,200       63,675         1.0
                                                                                          ----------
                                                                                             270,425
                                                                                          ----------
Electric Companies (4.1%)
  Montana Power Co. ...........................................   US              3,200      181,000         2.8
  PacifiCorp ..................................................   US              3,400       71,613         1.1
  Fortum Corp.-/- .............................................   FIN             1,550        9,428         0.2
                                                                                          ----------
                                                                                             262,041
                                                                                          ----------
Gold & Precious Metals Mining (3.9%)
  Stillwater Mining Co.-/- ....................................   US              4,400      180,400         2.8
  Placer Dome Inc.{\/} ........................................   CAN             6,100       70,150         1.1
                                                                                          ----------
                                                                                             250,550
                                                                                          ----------
Oil & Gas (Exploration & Production) (3.7%)
  Berkley Petroleum Corp.-/- ..................................   CAN            20,300      153,908         2.4
  Triton Energy Ltd.-/- .......................................   US              5,700       45,244         0.7
  Stolt Comex Seaway, S.A. ....................................   UK                 --           --         0.6
    Common{\/}-/- .............................................   --              4,000       27,000          --
    ADR{\/}-/- ................................................   --              1,750        9,844          --
                                                                                          ----------
                                                                                             235,996
                                                                                          ----------
Chemicals (Diversified) (3.2%)
  BASF A.G. ...................................................   GER             3,300      125,948         2.0
  Solvay SA ...................................................   BEL             1,000       74,964         1.2
                                                                                          ----------
                                                                                             200,912
                                                                                          ----------
Homebuilding (3.0%)
  Centex Corp. ................................................   US              2,800      126,175         2.0
  Pulte Corp. .................................................   US              2,200       61,188         1.0
                                                                                          ----------
                                                                                             187,363
                                                                                          ----------
Building Materials (2.9%)
  USG Corp. ...................................................   US              3,650      185,922         2.9
                                                                                          ----------
Iron & Steel (2.9%)
  Pohang Iron & Steel Co. Ltd. ADR{\/} ........................   KOR             7,800      131,625         2.1
  British Steel PLC- ADR{\/} ..................................   UK              3,400       49,725         0.8
                                                                                          ----------
                                                                                             181,350
                                                                                          ----------
Engineering & Construction (2.7%)
  Lafarge S.A. ................................................   FR              1,800      170,999         2.7
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F35

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Oil & Gas (Refining & Marketing) (1.6%)
  Tesoro Petroleum Corp. ......................................   US              2,100   $   25,463         0.4
  Repsol S.A. .................................................   SPN             1,500       79,925         1.2
                                                                                          ----------
                                                                                             105,388
                                                                                          ----------
Oil & Gas (Drilling & Equipment) (1.5%)
  Core Laboratories N.V.{\/}-/- ...............................   NETH            2,600       49,725         0.8
  J. Ray McDermott S.A.-/- ....................................   US              2,000       48,875         0.7
                                                                                          ----------
                                                                                              98,600
                                                                                          ----------
Aluminum (1.3%)
  Aluminum Company of America .................................   US              1,100       82,019         1.3
                                                                                          ----------
Containers & Packaging (Paper) (1.2%)
  Union Camp Corp. ............................................   US              1,100       74,250         1.2
                                                                                          ----------
Foods (0.8%)
  Dole Food Co., Inc. .........................................   US              1,200       36,000         0.6
  Chiquita Brands International ...............................   US              1,600       15,300         0.2
                                                                                          ----------
                                                                                              51,300
                                                                                          ----------
Beverages (Alcoholic) (0.8%)
  Scheid Vineyards Inc.- "A" ..................................   US             10,300       50,213         0.8
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $6,474,678) ....................                            5,991,559        93.7
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31,1998 , with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $525,000 U.S. Treasury Bills, 8.75% due
   5/15/17 (market value of collateral is $734,767, including
   accrued interest). (cost $716,000)  ........................                              716,000        11.2
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,190,678) * .........................                            6,707,559       104.9
Other Assets and Liabilities ..................................                             (311,959)       (4.9)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $6,395,600       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $7,274,880 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     224,049
                 Unrealized depreciation:              (791,370)
                                                  -------------
                 Net unrealized depreciation:     $    (567,321)
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F36

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS{D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Belgium (BEL/BEF) ....................    1.2                      1.2
Canada (CAN/CAD) .....................    8.3                      8.3
Finland (FIN/FIM) ....................    0.2                      0.2
France (FR/FRF) ......................    7.0                      7.0
German (GER/DEM) .....................    2.0                      2.0
Italy (ITLY/ITL) .....................    3.0                      3.0
Korea (KOR/KRW) ......................    2.1                      2.1
Netherlands (NETH/NLG) ...............    0.8                      0.8
Spain (SPN/ESP) ......................    1.2                      1.2
United Kingdom (UK/GBP) ..............    4.8                      4.8
United States (US/USD) ...............   63.1         6.3         69.4
                                        ------        ---        -----
Total  ...............................   93.7         6.3        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $6,395,600.

    The accompanying notes are an integral part of the financial statements.

                                      F37

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (43.7%)
  Outdoor Systems, Inc.-/- ...................................   US             62,450   $ 1,873,500         4.6
    BUSINESS & PUBLIC SERVICES
  Clear Channel Communications, Inc.-/- ......................   US             31,038     1,691,571         4.1
    BROADCASTING & PUBLISHING
  Family Dollar Stores, Inc. .................................   US             68,700     1,511,400         3.7
    RETAILERS - DISCOUNTERS
  Chancellor Media Corp.-/- ..................................   US             31,000     1,484,125         3.6
    BROADCASTING & PUBLISHING
  Jacor Communications, Inc.-/- ..............................   US             21,200     1,364,750         3.3
    BROADCASTING & PUBLISHING
  Cablevision Systems Corp. "A"-/- ...........................   US             19,000       953,563         2.3
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ...................................   US             20,300       756,175         1.9
    BUSINESS & PUBLIC SERVICES
  AnnTaylor Stores Corp.-/- ..................................   US             16,500       650,719         1.6
    RETAIL - SPECIALTY APPAREL
  Amazon.com, Inc.-/- ........................................   US              2,000       642,500         1.6
    RETAIL - SPECIALTY
  Abercrombie & Fitch Co. "A"-/- .............................   US              9,000       636,750         1.6
    RETAIL - SPECIALTY APPAREL
  Best Buy Co., Inc.-/- ......................................   US             10,000       613,750         1.5
    RETAIL - COMPUTERS & ELECTRONICS
  Tricon Global Restaurants, Inc.-/- .........................   US             12,000       601,500         1.5
    RESTAURANTS
  DST Systems, Inc.-/- .......................................   US             10,500       599,156         1.5
    DATA PROCESSING
  Circuit City Stores-Circuit City Group .....................   US             11,000       549,312         1.3
    RETAIL - COMPUTERS & ELECTRONICS
  Office Depot, Inc.-/- ......................................   US             14,000       517,125         1.3
    RETAIL - SPECIALTY
  Allied Waste Industries, Inc.-/- ...........................   US             21,000       496,125         1.2
    WASTE MANAGEMENT
  American Tower Corp.-/- ....................................   US             16,500       487,781         1.2
    TELECOMMUNICATIONS - CELLULAR/WIRELESS
  CDW Computer Centers, Inc.-/- ..............................   US              5,000       479,688         1.2
    RETAIL - COMPUTERS & ELECTRONICS
  Century Communications Corp.-/- ............................   US             14,600       463,094         1.1
    BROADCASTING & PUBLISHING
  Galileo International, Inc. ................................   US             10,000       435,000         1.1
    COMMERCIAL & CONSUMER
  Paychex, Inc. ..............................................   US              7,400       380,638         0.9
    DATA PROCESSING
  USA Networks, Inc.-/- ......................................   US             10,000       331,250         0.8
    BROADCASTING & PUBLISHING
  Sun International Hotels Ltd.-/- ...........................   US              7,000       318,062         0.8
    LEISURE & TOURISM
                                                                                         -----------
                                                                                          17,837,534
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F38

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (29.7%)
  Software AG Systems, Inc.-/- ...............................   US             48,800   $   884,500         2.2
    SOFTWARE
  SunGard Data Systems, Inc.-/- ..............................   US             22,000       873,125         2.0
    SOFTWARE
  Compuware Corp.-/- .........................................   US              9,500       742,187         1.8
    SOFTWARE
  Vitesse Semiconductor Corp.-/- .............................   US             16,000       730,000         1.8
    ELECTRONICS - SEMICONDUCTORS
  Altera Corp.-/- ............................................   US             11,500       700,063         1.7
    ELECTRONICS - SEMICONDUCTORS
  Xilinx, Inc.-/- ............................................   US             10,500       683,813         1.7
    ELECTRONICS - SEMICONDUCTORS
  Ticketmaster Online-CitySearch, Inc. "B"-/- ................   US             11,800       672,600         1.6
    SOFTWARE
  Netscape Communications Corp.-/- ...........................   US             10,000       607,500         1.5
    SOFTWARE
  Lexmark International Group, Inc.-/- .......................   US              6,000       603,000         1.5
    COMPUTERS - PERIPHERALS
  Micron Technology, Inc.-/- .................................   US             11,200       566,300         1.4
    ELECTRONICS - SEMICONDUCTORS
  Jabil Circuit, Inc.-/- .....................................   US              7,000       522,375         1.3
    COMPUTERS - PERIPHERALS
  Concord Communications, Inc.-/- ............................   US              9,200       522,100         1.3
    SOFTWARE
  Policy Management Systems Corp.-/- .........................   US              9,800       494,900         1.2
    SOFTWARE
  Citrix Systems, Inc.-/- ....................................   US              5,000       485,313         1.2
    SOFTWARE
  Flextronics International Ltd.-/- ..........................   US              5,500       470,937         1.2
    ELECTRONICS - SEMICONDUCTORS
  Yahoo! Inc.-/- .............................................   US              2,000       470,125         1.1
    SOFTWARE
  3Com Corp.-/- ..............................................   US             10,000       448,125         1.1
    COMPUTERS - NETWORKING
  New Era of Networks, Inc.-/- ...............................   US             10,000       440,000         1.1
    SOFTWARE
  FORE Systems, Inc.-/- ......................................   US             23,700       434,006         1.1
    COMPUTERS - NETWORKING
  Learning Company, Inc. (The)-/- ............................   US             15,300       396,844         1.0
    SOFTWARE
  Visio Corp.-/- .............................................   US             10,500       383,906         0.9
    SOFTWARE
                                                                                         -----------
                                                                                          12,131,719
                                                                                         -----------
Energy (3.6%)
  Montana Power Co. ..........................................   US             10,000       565,625         1.4
    ELECTRIC COMPANIES
  Anadarko Petroleum Corp. ...................................   US             12,000       370,500         0.9
    ENERGY SOURCES

    The accompanying notes are an integral part of the financial statements.

                                      F39

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  BJ Services Co.-/- .........................................   US             18,500   $   289,062         0.7
    ENERGY SOURCES
  Cooper Cameron Corp.-/- ....................................   US             10,000       245,000         0.6
    ENERGY SOURCES
                                                                                         -----------
                                                                                           1,470,187
                                                                                         -----------
Health Care (6.7%)
  Forest Laboratories, Inc.-/- ...............................   US             17,100       909,506         2.2
    DRUGS - GENERIC & OTHER
  Becton, Dickinson & Co. ....................................   US             11,200       478,100         1.2
    MEDICAL PRODUCTS & SUPPLIES
  Total Renal Care Holdings, Inc.-/- .........................   US             15,000       443,437         1.1
    SPECIALIZED SERVICES
  Quintiles Transnational Corp.-/- ...........................   US              7,500       400,312         1.0
    SPECIALIZED SERVICES
  BioChem Pharma, Inc.-/- ....................................   CAN            10,000       286,250         0.7
    BIOTECHNOLOGY
  Allegiance Corp. ...........................................   US              5,000       233,125         0.5
    MEDICAL PRODUCTS & SUPPLIES
                                                                                         -----------
                                                                                           2,750,730
                                                                                         -----------
Finance (4.6%)
  American Bankers Insurance Group, Inc. .....................   US             12,500       604,688         1.5
    INSURANCE - MULTI-LINE
  Providian Financial Corp. ..................................   US              7,950       596,250         1.5
    CONSUMER FINANCE
  UNUM Corp. .................................................   US             10,000       583,750         1.4
    INSURANCE - LIFE/HEALTH
  Firstar Corp. ..............................................   US              1,000        93,250         0.2
    BANKS - REGIONAL
                                                                                         -----------
                                                                                           1,877,938
                                                                                         -----------
Consumer Non-Durables (3.8%)
  JP Foodservice, Inc.-/- ....................................   US             21,100     1,033,900         2.6
    DISTRIBUTORS - FOOD & HEALTH
  Maytag Corp. ...............................................   US              8,000       498,000         1.2
    HOUSEHOLD FURNITURE & APPLIANCES
                                                                                         -----------
                                                                                           1,531,900
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Capital Goods (3.2%)
  Tellabs, Inc.-/- ...........................................   US             10,000   $   685,625         1.7
    COMMUNICATIONS EQUIPMENT
  ADC Telecommunications, Inc.-/- ............................   US             18,000       625,500         1.5
    COMMUNICATIONS EQUIPMENT
                                                                                         -----------
                                                                                           1,311,125
                                                                                         -----------       -----

TOTAL INVESTMENTS * (cost $29,386,117) .......................                            38,911,133        95.3
Other Assets and Liabilities .................................                             1,921,899         4.7
                                                                                         -----------       -----

NET ASSETS ...................................................                           $40,833,032       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $29,403,605 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   9,893,798
                 Unrealized depreciation:              (386,270)
                                                  -------------
                 Net unrealized appreciation:     $   9,507,528
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F41

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks-Major Regional (10.9%)
  Australia & New Zealand Banking Group Ltd. .................   AUSL           57,000   $   372,745         3.4
  HSBC Holdings PLC ..........................................   HK             11,468       285,697         2.6
  Oversea-Chinese Banking Corp. Ltd. - Foreign ...............   SING           40,000       271,597         2.5
  Development Bank of Singapore Ltd. - Foreign ...............   SING           29,800       269,185         2.4
                                                                                         -----------
                                                                                           1,199,224
                                                                                         -----------
Land Development (9.2%)
  Cheung Kong (Holdings) Ltd. ................................   HK             90,000       647,662         5.9
  DBS Land Ltd. ..............................................   SING          200,000       294,635         2.6
  Sun Hung Kai Properties Ltd. ...............................   HK             10,000        72,931         0.7
                                                                                         -----------
                                                                                           1,015,228
                                                                                         -----------
Telephone (7.7%)
  Hong Kong Telecommunications Ltd. ..........................   HK            200,000       349,808         3.2
  Philippine Long Distance Telephone Co. .....................   PHIL           10,590       273,290         2.5
  PT Telekomunikasi Indonesia ................................   INDO          250,000        86,539         0.8
  Telecom Corporation of New Zealand Ltd. ....................   NZ             32,400        70,699         0.6
  Cable & Wireless Optus Ltd.-/- .............................   AUSL           32,800        68,886         0.6
                                                                                         -----------
                                                                                             849,222
                                                                                         -----------
Electric Companies (7.1%)
  CLP Holdings Ltd. ..........................................   HK             70,000       348,775         3.2
  Electricity Generating Public Co. Ltd. - Foreign-/- ........   THAI           51,000       138,771         1.3
  Korea Electric Power Corp. .................................   KOR             5,000       124,167         1.1
  Hong Kong Electric Holdings Ltd. ...........................   HK             40,000       121,336         1.1
  YTL Power International Berhad{F} ..........................   MAL            72,000        47,211         0.4
                                                                                         -----------
                                                                                             780,260
                                                                                         -----------
Retail-Food Chains (6.4%)
  Hutchison Whampoa ..........................................   HK            100,000       706,716         6.4
                                                                                         -----------
Banks-Foreign (5.0%)
  National Australia Bank Ltd. ...............................   AUSL           36,900       555,809         5.0
                                                                                         -----------
Telephone Networks (4.9%)
  Telstra Corp. Ltd. .........................................   AUSL          105,900       494,749         4.5
  Telekom Malaysia Bhd. ......................................   AUSL           17,750        38,925         0.4
                                                                                         -----------
                                                                                             533,674
                                                                                         -----------
Electronics-Component Distributors (4.7%)
  Samsung Electronics ........................................   KOR             4,000       269,000         2.4
  Samsung Display Devices Co. ................................   KOR             5,000       247,083         2.3
                                                                                         -----------
                                                                                             516,083
                                                                                         -----------
Insurance-Multi-line Property (4.5%)
  Samsung Fire & Marine Insurance ............................   KOR             1,332       499,500         4.5
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F42

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Engineering & Construction (4.5%)
  Lend Lease Corp., Ltd. .....................................   AUSL           20,800   $   280,189         2.5
  Singapore Technologies Engineering Ltd. ....................   SING          230,000       214,732         2.0
                                                                                         -----------
                                                                                             494,921
                                                                                         -----------
Air Freight (3.5%)
  Brambles Industries Ltd. ...................................   AUSL           15,800       384,555         3.5
                                                                                         -----------
Insurance-Life/Health (3.3%)
  AMP Ltd.-/- ................................................   AUSL           28,300       358,258         3.3
                                                                                         -----------
Entertainment (2.9%)
  News Corp., Ltd. -Preferred ................................   AUSL           53,100       322,855         2.9
                                                                                         -----------
Beverages-Alcoholic (2.9%)
  Foster's Brewing Group Ltd. ................................   AUSL          117,200       317,186         2.9
                                                                                         -----------
Manufacturing-Diversified (2.6%)
  Shanghai Industrial Holdings Ltd. ..........................   HK             80,000       161,609         1.5
  New World Development Co., Ltd. ............................   HK             50,000       125,854         1.1
                                                                                         -----------
                                                                                             287,463
                                                                                         -----------
Banking (2.4%)
  Hang Seng Bank .............................................   HK             29,000       259,226         2.4
                                                                                         -----------
Electric Power (2.3%)
  Manila Electric Co. "B" ....................................   PHIL           78,670       253,774         2.3
                                                                                         -----------
Metals Mining (2.2%)
  Rio Tinto Ltd. .............................................   AUSL           11,500       136,287         1.2
  North Ltd. .................................................   AUSL           65,500       106,681         1.0
                                                                                         -----------
                                                                                             242,968
                                                                                         -----------
Publishing- Newspapers (2.0%)
  Singapore Press Holdings Ltd. ..............................   SING           20,562       224,381         2.0
                                                                                         -----------
Leisure Time Products (2.0%)
  TABCORP Holdings Ltd. ......................................   AUSL           35,600       217,979         2.0
                                                                                         -----------
Communications Equipment (1.7%)
  LG Information & Communication .............................   KOR             7,130       191,916         1.7
                                                                                         -----------
Oil & Gas (Exploration & Production) (1.6%)
  PTT Exploration and Production Public Co., Ltd. -
   Foreign-/- ................................................   THAI           13,200        93,348         0.8
  Santos Ltd. ................................................   AUSL           32,400        86,893         0.8
                                                                                         -----------
                                                                                             180,241
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F43

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Conglomerates (1.6%)
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL           22,800   $   167,791         1.6
                                                                                         -----------
Metals-Misc (1.0%)
  Western Mining Corporation Holdings Ltd. ...................   AUSL           36,300       109,354         1.0
                                                                                         -----------
Retail- Specialty (0.7%)
  Woolworths Ltd. ............................................   AUSL           23,300        79,265         0.7
                                                                                         -----------
Shipping (0.4%)
  Malaysia International Shipping Bhd. - Foreign{F} ..........   MAL            37,000        40,570         0.4
                                                                                         -----------
Investments (0.2%)
  Berjaya Sports Toto Bhd.{F} ................................   MAL            23,000        23,908         0.2
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $10,613,832) ..................                            10,812,327        98.2
                                                                                         -----------       -----

WARRANTS
--------------------------------------------------------------
  Merrill Lynch - Kospi 300 Call Warrants, due 3/11/99
   Performance linked to equity securities. Redemption amount
   100% of the final closing price of the Korean Kospi 300
   Index converted to the prevailing foreign exchange rate.
   (cost $97,498){\/} ........................................   KOR            39,153       206,837         1.9
                                                                                         -----------       -----

RIGHTS
--------------------------------------------------------------
  Samsung Fire & Marine Insurance Rights, expire 1/13/99 (cost
   $0) .......................................................   KOR               305        58,763         0.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $10,711,330)  * ......................                            11,077,927       100.6
Other Assets and Liabilities .................................                               (67,902)       (0.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $11,010,025       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {F} Security considered illiquid due to currency and capitalcontrols mandated by the Malaysian government.
          * For Federal income tax purposes, cost is $10,845,065 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,019,395
                 Unrealized depreciation:              (786,533)
                                                  -------------
                 Net unrealized appreciation:     $     232,862
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F44

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                   RIGHTS &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS        OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   37.3                                  37.3
Hong Kong (HK/HKD) ...................   28.1                                  28.1
Indonesia (INDO/IDR) .................    0.8                                   0.8
Korea (KOR/KRW) ......................   12.0         2.4                      14.4
Malaysia (MAL/MYR) ...................    1.0                                   1.0
New Zealand (NZ/NZD) .................    0.6                                   0.6
Philippines (PHIL/PHP) ...............    4.8                                   4.8
Singapore (SING/SGD) .................   11.5                                  11.5
Thailand (THAI/THB) ..................    2.1                                   2.1
United States (US/USD) ...............                              (0.6)      (0.6)
                                        ------      -----          -----      -----
Total  ...............................   98.2         2.4           (0.6)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $11,010,025.

    The accompanying notes are an integral part of the financial statements.

                                      F45

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (26.5%)
  Orange PLC-/- ..............................................   UK             83,068   $   958,070         2.9
    WIRELESS COMMUNICATIONS
  TNT Post Group N.V. ........................................   NETH           27,330       880,346         2.7
    TRANSPORTATION - SHIPPING
  Vodafone Group PLC .........................................   UK             47,060       761,756         2.3
    WIRELESS COMMUNICATIONS
  MobilCom AG ................................................   GER             2,271       722,294         2.2
    TELECOM - OTHER
  Mannesmann AG ..............................................   GER             5,698       653,095         2.0
    WIRELESS COMMUNICATIONS
  Telecom Italia Mobile SpA ..................................   ITLY           80,799       596,594         1.8
    TELEPHONE NETWORKS
  Swisscom AG-/- .............................................   SWTZ            1,416       592,922         1.8
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A. ......................   PORT            2,871       587,395         1.8
    WIRELESS COMMUNICATIONS
  Helsingin Puhelin Oyj (Helsinki Telephone Corp.) ...........   FIN             9,643       573,301         1.8
    TELEPHONE NETWORKS
  Telecom Italia SpA .........................................   ITLY           64,079       545,488         1.7
    TELEPHONE NETWORKS
  Corporate Services Group PLC ...............................   UK            200,978       506,018         1.6
    BUSINESS & PUBLIC SERVICES
  STET Hellas Telecommunications S.A. - ADR-/- {\/} ..........   GREC           12,130       392,709         1.2
    WIRELESS COMMUNICATIONS
  EM.TV & Merchandising AG ...................................   GER               639       364,288         1.1
    BROADCASTING & PUBLISHING
  ASSA Abloy AB "B" ..........................................   SWDN            6,920       264,187         0.8
    BUSINESS & PUBLIC SERVICES
  Esat Telecom Group PLC - ADR-/- {\/} .......................   IRE             5,200       200,200         0.6
    TELEPHONE NETWORKS
  Panafon Hellenic Telecom S.A.-/- ...........................   GREC            2,129        57,082         0.2
    WIRELESS COMMUNICATIONS
                                                                                         -----------
                                                                                           8,655,745
                                                                                         -----------
Finance (20.4%)
  Axa-UAP ....................................................   FR              5,057       732,833         2.2
    INSURANCE - MULTI-LINE
  Zurich Allied AG ...........................................   SWTZ              806       596,928         1.8
    INSURANCE - MULTI-LINE
  UBS AG - Registered ........................................   SWTZ            1,803       554,082         1.7
    BANKS-MONEY CENTER
  Unicredito Italiano SpA ....................................   ITLY           93,674       553,247         1.7
    OTHER FINANCIAL
  Safra Republic Holdings S.A.{\/} ...........................   LUX            10,052       547,834         1.7
    OTHER FINANCIAL
  Abbey National PLC .........................................   UK             25,271       540,513         1.7
    BANKS-SUPER REGIONAL
  ING Groep N.V. .............................................   NETH            8,714       531,228         1.6
    OTHER FINANCIAL

    The accompanying notes are an integral part of the financial statements.

                                      F46

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Lloyds TSB Group PLC .......................................   UK             33,043   $   468,418         1.4
    BANKS-MONEY CENTER
  Mediolanum SpA .............................................   ITLY           56,135       416,453         1.3
    INSURANCE-LIFE
  ForeningsSparbanken AB .....................................   SWDN           15,124       391,138         1.2
    BANKS-REGIONAL
  Nordbanken Holding AB ......................................   SWDN           60,841       389,622         1.2
    BANKS-REGIONAL
  Skandia Forsakrings AB Free ................................   SWDN           24,719       377,482         1.2
    INSURANCE - MULTI-LINE
  CGU PLC ....................................................   UK             19,143       298,890         0.9
    INSURANCE - MULTI-LINE
  BPI-SGPS S.A. ..............................................   PORT            7,742       262,968         0.8
    BANKS-MONEY CENTER
                                                                                         -----------
                                                                                           6,661,636
                                                                                         -----------
Technology (15.2%)
  Equant N.V.-/- {V} .........................................   NETH           10,543       733,549         2.3
    NETWORKING
  Dassault Systemes S.A. .....................................   FR             14,346       674,245         2.1
    COMPUTERS & PERIPHERALS
  TT Tieto Oy "B" ............................................   FIN            13,820       615,548         1.9
    COMPUTERS & PERIPHERALS
  Saville Systems PLC - ADR{\/} ..............................   IRE            29,300       556,700         1.7
    TELECOM TECHNOLOGY
  SAP AG Non-Voting ..........................................   GER             1,098       523,962         1.6
    COMPUTERS & PERIPHERALS
  Misys PLC ..................................................   UK             63,701       464,746         1.4
    SOFTWARE
  Mobistar S.A.-/- ...........................................   BEL             8,388       421,221         1.3
    TELECOM TECHNOLOGY
  Computacenter PLC-/- .......................................   UK             54,374       397,602         1.2
    COMPUTERS & PERIPHERALS
  Sonera Group Oyj-/- ........................................   FIN            13,000       229,569         0.7
    TELECOM TECHNOLOGY
  Energis PLC-/- .............................................   UK              9,600       214,585         0.7
    TELECOM TECHNOLOGY
  JBA Holdings PLC ...........................................   UK             31,840        97,893         0.3
    SOFTWARE
                                                                                         -----------
                                                                                           4,929,620
                                                                                         -----------
Health Care (10.7%)
  Novartis AG ................................................   SWTZ              434       853,335         2.6
    PHARMACEUTICALS
  SmithKline Beecham PLC .....................................   UK             44,397       622,363         1.9
    PHARMACEUTICALS
  Roche Holding AG ...........................................   SWTZ               50       610,253         1.9
    PHARMACEUTICALS
  Glaxo Wellcome PLC .........................................   UK             17,131       588,475         1.8
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F47

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (Continued)
  Nycomed Amersham PLC .......................................   UK             69,723   $   480,871         1.5
    PHARMACEUTICALS
  Genset - ADR-/- {\/} .......................................   FR              9,348       258,239         0.8
    BIOTECHNOLOGY
  Primamedic Ltd.-/- .........................................   ASTRI          71,100        78,845         0.2
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           3,492,381
                                                                                         -----------
Capital Goods (6.8%)
  Nokia Oyj "A" ..............................................   FIN            11,321     1,377,224         4.2
    TELECOM EQUIPMENT
  Telefonaktiebolaget LM Ericsson "B" ........................   SWDN           31,060       738,249         2.3
    TELECOM EQUIPMENT
  Altran Technologies S.A. ...................................   FR                344        82,961         0.3
    MACHINERY & ENGINEERING
                                                                                         -----------
                                                                                           2,198,434
                                                                                         -----------
Consumer Non-Durables (6.6%)
  Cadbury Schweppes PLC ......................................   UK             33,430       568,907         1.7
    FOOD
  Nestle S.A. - Registered ...................................   SWTZ              259       563,946         1.7
    FOOD
  Tabacalera S.A. "A" ........................................   SPN            16,900       425,860         1.3
    TOBACCO
  Raisio Group PLC-/- ........................................   FIN            30,980       340,406         1.0
    FOOD
  Diageo PLC .................................................   UK             25,461       285,829         0.9
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,184,948
                                                                                         -----------
Energy (3.1%)
  BP Amoco PLC ...............................................   UK             27,504       410,009         1.3
    OIL
  Petroleum Geo-Services ASA-/- ..............................   NOR            24,585       313,898         1.0
    ENERGY EQUIPMENT & SERVICES
  Coflexip - ADR{\/} .........................................   FR              8,587       275,857         0.8
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                             999,764
                                                                                         -----------
Consumer Durables (1.5%)
  Porsche AG Preferred-/- ....................................   GER               216       492,559         1.5
    AUTOMOBILES
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $25,928,330) ..................                            29,615,087        90.8
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F48

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $1,915,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $2,183,697,
   including accrued interest). (cost $2,136,000) ............                           $ 2,136,000         6.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,064,330)  * ......................                            31,751,087        97.3
Other Assets and Liabilities .................................                               865,804         2.7
                                                                                         -----------       -----

NET ASSETS ...................................................                           $32,616,891       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in FRF.
          * For Federal income tax purposes, cost is $28,322,738 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,245,694
                 Unrealized depreciation:            (1,817,345)
                                                  -------------
                 Net unrealized appreciation:     $   3,428,349
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Austria (ASTRI/ATS) ..................    0.2                   0.2
Belgium (BEL/BEF) ....................    1.3                   1.3
Finland (FIN/FIM) ....................    9.6                   9.6
France (FR/FRF) ......................    6.2                   6.2
Germany (GER/DEM) ....................    8.4                   8.4
Greece (GREC/GRD) ....................    1.4                   1.4
Ireland (IRE/IEP) ....................    2.3                   2.3
Italy (ITLY/ITL) .....................    6.5                   6.5
Luxembourg (LUX/LUF) .................    1.7                   1.7
Netherlands (NETH/NLG) ...............    6.6                   6.6
Norway (NOR/NOK) .....................    1.0                   1.0
Portugal (PORT/PTE) ..................    2.6                   2.6
Spain (SPN/ESP) ......................    1.3                   1.3
Sweden (SWDN/SEK) ....................    6.7                   6.7
Switzerland (SWTZ/CHF) ...............   11.5                  11.5
United Kingdom (UK/GBP) ..............   23.5                  23.5
United States (US/USD) ...............               9.2        9.2
                                        ------     -----      -----
Total  ...............................   90.8        9.2      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $32,616,891.

    The accompanying notes are an integral part of the financial statements.

                                      F49

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE       % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT      (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  -----------  -------------
Commercial Paper - Discounted (45.7%)
  Bellsouth Capital Funding .....................................    5.50%     22-Jan-99    1,500,000  $ 1,495,291        4.7
  Harris Trust & Savings Bank ...................................    5.64%     01-Feb-99    1,000,000    1,000,000        3.2
  Wachovia Bank NA ..............................................    5.50%     29-Jan-99    1,000,000    1,000,000        3.2
  H.J. Heinz Co. ................................................    5.26%     11-Jan-99    1,000,000      998,547        3.2
  Campbell Soup Co. .............................................    5.61%     14-Jan-99    1,000,000      998,032        3.2
  Hitachi America Ltd. ..........................................    5.21%     22-Jan-99    1,000,000      996,996        3.2
  PepsiCo, Inc. .................................................    5.33%     27-Jan-99    1,000,000      996,172        3.2
  Monte Rosa Capital Corp. ......................................    5.55%     28-Jan-99    1,000,000      995,875        3.2
  ABB Treasury Center USA .......................................    5.25%     18-Feb-99    1,000,000      993,067        3.1
  The McGraw-Hill Cos., Inc. ....................................    5.24%     22-Feb-99    1,000,000      992,547        3.1
  Caterpillar Financial Services ................................    5.07%     23-Mar-99    1,000,000      988,863        3.1
  E.I. Dupont de Nemours & Co. ..................................    5.06%     26-Mar-99    1,000,000      988,403        3.1
  John Deere Capital Corp. ......................................    5.03%     02-Apr-99    1,000,000      987,488        3.1
  Ford Motor Credit Corp. .......................................    5.07%     30-Apr-99    1,000,000      983,605        3.1
                                                                                                       -----------      -----
Total Commercial Paper - Discounted (amortized cost
 $14,414,886) ...................................................                                       14,414,886       45.7
                                                                                                       -----------      -----
Government & Government Agency Obligations (25.8%)
  Federal Home Loan Bank Discount Note ..........................    4.50%     04-Jan-99    4,091,000    4,089,466       12.9
  Federal Home Loan Mortgage Corporation Discount Note ..........    4.50%     04-Jan-99    4,091,000    4,089,466       12.9
                                                                                                       -----------      -----
Total Government & Government Agency Obligations (amortized cost
 $8,178,932) ....................................................                                        8,178,932       25.8
                                                                                                       -----------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $22,593,818) .................                                       22,593,818       71.5
                                                                                                       -----------      -----


                                                                                                          VALUE       % OF NET
REPURCHASE AGREEMENTS                                                                                   (NOTE 1)       ASSETS
-----------------------------------------------------------------                                      -----------  -------------
  Dated December 31, 1998, with NationsBanc Montgomery
   Securities, due January 4, 1999, for an effective yield of
   4.25%, collateralized by $3,600,000 U.S. Treasury Bonds,
   11.25% due 2/15/15 (market value of collateral is $6,118,777,
   including accrued interest).  ................................                                        6,000,000       19.0
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%,
   collateralized by $5,370,000 U.S. Treasury Bonds, 6.25% due
   8/15/23 (market value of collateral is $6,123,475, including
   accrued interest).  ..........................................                                        6,000,000       19.0
                                                                                                       -----------      -----
TOTAL REPURCHASE AGREEMENTS (cost $12,000,000) ..................                                       12,000,000       38.0
                                                                                                       -----------      -----
TOTAL INVESTMENTS (cost $34,593,818)  * .........................                                       34,593,818      109.5
Other Assets and Liabilities ....................................                                       (3,006,087)      (9.5)
                                                                                                       -----------      -----
NET ASSETS ......................................................                                      $31,587,731      100.0
                                                                                                       -----------      -----
                                                                                                       -----------      -----

--------------

          *  For Federal income tax purposes, cost is $34,593,818.

    The accompanying notes are an integral part of the financial statements.

                                      F50

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (25.1%)
  Telecom Italia S.p.A. .......................................   ITLY           19,462   $  166,040         2.2
    TELEPHONE
  Vodafone Group PLC ..........................................   UK              7,904      128,204         1.7
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Nokia Oyj A.B. - Class A ....................................   FIN               831      101,093         1.4
    COMMUNICATIONS EQUIPMENT
  Telecel-Comunicacaoes Pessoais, S.A. ........................   PORT              482       98,615         1.3
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Wolters Kluwer N.V.-/- ......................................   NETH              450       96,268         1.3
    SPECIALTY PRINTING
  EMAP PLC ....................................................   UK              4,800       91,737         1.3
    PUBLISHING
  Swisscom A.G.-/- ............................................   SWTZ              209       87,515         1.2
    TELEPHONE
  TNT Post Group N.V. .........................................   NETH            2,708       87,229         1.2
    AIR FREIGHT
  Orange PLC-/- ...............................................   UK              7,200       83,580         1.1
    WIRELESS TELECOMMUNICATIONS
  Adecco S.A.-/- ..............................................   SWTZ              180       82,188         1.1
    SERVICES-COMMERCIAL & CONSUMER
  Woolworths Ltd. .............................................   AUSL           23,100       78,585         1.1
    RETAIL-SPECIALTY
  Koninklijke Ahold N.V. ......................................   NETH            2,123       78,445         1.1
    RETAIL-FOOD CHAINS
  EMI Group PLC ...............................................   UK             11,600       77,498         1.1
    LEISURE TIME-PRODUCTS
  Great Universal Stores PLC ..................................   UK              6,800       71,591         1.0
    RETAIL-GENERAL MERCHANDISE
  Telecom Corp. of New Zealand Ltd. ...........................   NZ             16,100       69,839         1.0
    TELEPHONE
  Vivendi .....................................................   FR                266       69,004         0.9
    MANUFACTURING-DIVERSIFIED
  Koninklijke KPN N.V. ........................................   NETH            1,290       64,562         0.9
    TELECOMMUNICATIONS-LONG DISTANCE
  Pinault-Printemps-Redoute S.A. ..............................   FR                337       64,391         0.9
    RETAIL-GENERAL MERCHANDISE
  Reuters Group PLC ...........................................   UK              6,000       62,920         0.9
    SERVICES-COMMERCIAL & CONSUMER
  Telecommunicacoes Brasileiras S.A.{\/} ......................   BRZL              760       55,243         0.8
    TELEPHONE
  Telefonica S.A. .............................................   SPN             1,144       50,810         0.7
    TELEPHONE
  EM.TV & Merchandising A.G.-/- ...............................   GER                80       45,895         0.6
    BROADCASTING-TELEVISION, RADIO, & CABLE
  Hellenic Telecom Panafon S.A.-/- ............................   GREC              447       11,985         0.2
    TELECOMMUNICATIONS-CELLULAR/WIRELESS
  Telecom Corporation of New Zealand Ltd. .....................   NZ              2,280        4,975         0.1
    TELEPHONE

    The accompanying notes are an integral part of the financial statements.

                                      F51

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (Continued)
  Fast Retailing Co. Ltd. .....................................   JPN                44   $      778          --
    RETAIL-SPECIALTY APPAREL
                                                                                          ----------
                                                                                           1,828,990
                                                                                          ----------
Finance (21.4%)
  Lloyds TSB Group PLC ........................................   UK              8,800      125,041         1.7
    BANKS-MAJOR REGIONAL
  Abbey National PLC ..........................................   UK              5,400      115,499         1.6
    SAVINGS & LOAN COMPANIES
  Zurich Allied A.G.-/- .......................................   SWTZ              146      108,128         1.5
    INSURANCE-MULTI-LINE
  AXA S.A. ....................................................   FR                710      102,889         1.4
    INSURANCE-MULTI-LINE
  UBS A.G. ....................................................   SWTZ              321       98,647         1.3
    BANKS-MAJOR REGIONAL
  ING Groep N.V. ..............................................   NETH            1,499       91,383         1.3
    INSURANCE BROKERS
  Royal & Sun Alliance Insurance Group PLC ....................   UK             10,800       88,082         1.2
    INSURANCE-MULTI-LINE
  Australia & New Zealand Banking Group Ltd. ..................   AUSL           11,700       76,511         1.1
    BANKS-MAJOR REGIONAL
  Schroders PLC ...............................................   UK              4,100       74,747         1.0
    BANKS-MAJOR REGIONAL
  Nordbanken Holding A.B. .....................................   SWDN           10,840       69,419         1.0
    BANKS-MAJOR REGIONAL
  BPI-SGPS, S.A. ..............................................   PORT            2,040       69,292         0.9
    BANKS-REGIONAL
  CGU PLC .....................................................   UK              4,400       68,809         0.9
    INSURANCE BROKERS
  M & G Group PLC .............................................   UK              2,660       66,089         0.9
    INVESTMENT MANAGEMENT
  Istituto Bancario San Paolo di Torino .......................   ITLY            3,735       65,990         0.9
    BANKS-MAJOR REGIONAL
  Bank of Ireland .............................................   IRE             2,705       59,205         0.8
    BANKS-MAJOR REGIONAL
  Safra Republic Holdings, S.A.{\/} ...........................   UK              1,097       57,044         0.8
    BANKS-MAJOR REGIONAL
  Skandia Forsakrings A.B.-/- .................................   SWDN            3,679       56,182         0.8
    INSURANCE BROKERS
  Nichiei Co., Ltd. ...........................................   JPN               600       47,796         0.7
    BANKS-MONEY CENTERS
  Royal Bank of Canada ........................................   CAN               950       47,531         0.6
    BANKS-MAJOR REGIONAL
  State Bank of India{\/} .....................................   IND             5,350       44,806         0.6
    BANKS-MAJOR REGIONAL
  United Overseas Bank Ltd. ...................................   SING            5,100       32,774         0.4
    BANKS-MAJOR REGIONAL
                                                                                          ----------
                                                                                           1,565,864
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F52

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Health Care (7.8%)
  Roche Holding A.G. ..........................................   SWTZ               11   $  134,256         1.8
    HEALTHCARE-DRUGS-GENERIC & OTHER
  SmithKline Beecham PLC ......................................   UK              8,600      120,056         1.6
    HEALTHCARE-DIVERSIFIED
  Nycomed Amersham PLC ........................................   UK             17,200      118,341         1.6
    HEALTHCARE-DRUGS-GENERIC & OTHER
  Novartis A.G. ...............................................   SWTZ               46       90,446         1.2
    HEALTHCARE-DIVERSIFIED
  Takeda Chemical Industries ..................................   JPN             2,000       77,005         1.1
    HEALTHCARE-DRUGS-GENERIC & OTHER
  Richter Gedeon Rt.-GDR{\/} ..................................   HGRY              770       32,918         0.5
    MEDICAL-DRUGS
                                                                                          ----------
                                                                                             573,022
                                                                                          ----------
Consumer Non-Durables (7.0%)
  Nestle S.A. .................................................   SWTZ               48      104,515         1.4
    FOODS
  Diageo PLC ..................................................   UK              8,000       90,939         1.3
    BEVERAGES-ALCOHOLIC
  Benckiser N.V. ..............................................   NETH            1,261       82,581         1.1
    HOUSEHOLD PRODUCTS/NON-DURABLES
  Asahi Breweries Ltd. ........................................   JPN             4,000       58,948         0.8
    BEVERAGES-ALCOHOLIC
  Foster's Brewing Group Ltd. .................................   AUSL           22,000       59,540         0.8
    BEVERAGES-ALCOHOLIC
  United Biscuits Holdings PLC ................................   UK             13,700       53,846         0.8
    FOODS
  Tabacalera S.A.-/- ..........................................   SPN             2,071       52,187         0.7
    TOBACCO
  Adidas Salomon A.G. .........................................   GER                86        9,341         0.1
    FOOTWEAR
                                                                                          ----------
                                                                                             511,897
                                                                                          ----------
Capital Goods (2.7%)
  Mannesmann A.G. .............................................   GER               794       91,007         1.2
    MACHINERY-DIVERSIFIED
  Canon, Inc. .................................................   JPN             3,000       64,126         0.9
    OFFICE EQUIPMENT & SUPPLIES
  Fresenius A.G. ..............................................   GER               224       47,182         0.6
    MACHINERY-DIVERSIFIED
                                                                                          ----------
                                                                                             202,315
                                                                                          ----------
Technology (2.1%)
  SAP A.G. ....................................................   GER               138       65,853         0.9
    COMPUTERS-SOFTWARE & SERVICES
  Equant N.V.-/- ..............................................   FR                673       46,825         0.6
    COMPUTERS-PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                                      F53

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Technology (Continued)
  Matsushita-Kotobuki Electronics Industries Ltd. .............   JPN             2,000   $   43,193         0.6
    ELECTRONICS-COMPONENT DISTRIBUTORS
                                                                                          ----------
                                                                                             155,871
                                                                                          ----------
Consumer Durables (1.1%)
  Futuris Corp. Ltd. ..........................................   AUSL           71,500       80,992         1.1
                                                                                          ----------
    AUTOMOBILE/TRUCK PARTS & TIRES
Energy (0.9%)
  Mabuchi Motor Co., Ltd. .....................................   JPN               900       68,906         0.9
    ELECTRICAL EQUIPMENT
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,598,244) ....................                            4,987,857        68.1
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (12.9%)
  Federal Home Loan Mortgage Corp., 4.50%, due 1/4/99 .........   USD           948,000      947,645        12.9
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $947,645) ................                              947,645
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
RIGHTS                                                           COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
  Telefonica de Espana Rights, expire 1/30/99 (cost $0) .......   SPN             1,144        1,014          --
                                                                                          ----------       -----
    TELEPHONE

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1998, with State Street Bank & Trust Co., due January 4, 1999, for an effective yield of 4.50%
   collateralized by $1,480,000 Treasury Notes, 7.125% due
   9/30/99 (market value of collateral is 2,533,650 including
   accrued interest). (cost $1,500,000)  ......................                            1,500,000        20.5
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,045,889) * .........................                            7,436,516       101.5
Other Assets and Liabilities ..................................                             (109,165)       (1.5)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,327,351       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        -/-  Non-income producing security
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $7,135,883 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     567,410
                 Unrealized depreciation:              (266,777)
                                                  -------------
                 Net unrealized appreciation:     $     300,633
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F54

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                                PERCENTAGE OF NET ASSETS{D}
                                        -------------------------------------------
                                                 FIXED INCOME    SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     & RIGHTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.1                                   4.1
Brazil (BRZL/BRL) ....................    0.8                                   0.8
Canada (CAN/CAD) .....................    0.6                                   0.6
Finland (FIM/FIM) ....................    1.4                                   1.4
France (FR/FRF) ......................    3.8                                   3.8
Germany (GER/DEM) ....................    3.4                                   3.4
Greece (GREC/GRD) ....................    0.2                                   0.2
Hungary (HGRY/HUF) ...................    0.5                                   0.5
India (IND/INR) ......................    0.6                                   0.6
Ireland (IRE/IEP) ....................    0.8                                   0.8
Italy (ITLY/ITL) .....................    3.1                                   3.1
Japan (JPN/JPY) ......................    5.0                                   5.0
Netherlands (NETH/NLG) ...............    6.9                                   6.9
New Zealand (NZ/NZD) .................    1.1                                   1.1
Portugal (PORT/PTE) ..................    2.2                                   2.2
Singapore (SING/SGD) .................    0.4                                   0.4
Spain (SPN/ESP) ......................    1.4                                   1.4
Sweden (SWDN/SEK) ....................    1.8                                   1.8
Switzerland (SWTZ/CHF) ...............    9.5                                   9.5
United Kingdom (UK/GBP) ..............   20.5                                  20.5
United States (US/USD) ...............               12.9           19.0       31.9
                                        ------      -----          -----      -----
Total  ...............................   68.1        12.9           19.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $7,327,351.

    The accompanying notes are an integral part of the financial statements.

                                      F55

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $22,542,807  $8,725,483   $7,160,482  $15,614,394
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $22,019,159  $8,864,031   $7,357,108  $9,998,145
  Repurchase Agreement, at value and
   cost (Note 1)........................     698,000     151,000       40,000           --
  U.S. currency.........................         385         401          554        1,008
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................     149,625      67,106           --       54,617
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       13,740
  Interest and interest withholding tax
   reclaims receivable..................     493,346     149,640      123,102           --
  Receivable for Fund shares sold.......       5,365          --        2,500        4,011
  Receivable for open forward foreign
   currency contracts, net (Note 1).....         893          --           --           --
  Receivable for securities sold........       1,729       1,572           --           --
  Receivable from A I M Advisors, Inc.
   (Note 2).............................      46,045      37,445       23,670       42,687
  Miscellaneous receivable..............          --          --           --           --
                                          ----------  -----------  -----------  ----------
    Total assets........................  23,414,547   9,271,195    7,546,934   10,114,208
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Payable for custodian fees............       3,454       1,690        1,768          850
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --           --           --
  Payable for fund accounting fees (Note
   2)...................................         298         151           75          350
  Payable for Fund shares repurchased
   (Note 2).............................      24,085     125,193      108,713       79,375
  Payable for investment management and
   administration fees (Note 2).........      57,310      48,083       33,958       49,024
  Payable for loan outstanding (Note
   1)...................................          --          --           --       48,000
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --       1,842           --           --
  Payable for printing and postage
   expenses.............................          --       5,803        9,583           --
  Payable for professional fees.........      17,081       9,670        6,912          752
  Payable for registration and filing
   fees.................................         782         977          965           --
  Payable for securities purchased......   1,284,969     271,820           --           --
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,278       3,018        1,932          600
  Other accrued expenses................       2,445       2,257        1,857           --
                                          ----------  -----------  -----------  ----------
    Total liabilities...................   1,392,702     470,504      165,763      178,951
                                          ----------  -----------  -----------  ----------
Net assets..............................  $22,021,845  $8,800,691   $7,381,171  $9,935,257
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   1,777,818     738,856      609,681    1,034,282
Net asset value per share...............  $    12.39   $   11.91    $   12.11   $     9.61
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $23,656,559  $9,014,285   $6,889,727  $18,494,051
  Undistributed net investment income...     203,422       1,842       73,184      287,615
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  (1,321,242)   (353,306)     221,634   (3,230,073)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       6,754        (678)          --          (87)
  Net unrealized appreciation
   (depreciation) of investments........    (523,648)    138,548      196,626   (5,616,249)
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $22,021,845  $8,800,691   $7,381,171  $9,935,257
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F56

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES (cont'd)
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $41,290,696 $46,048,018 $6,274,420   $4,736,767  $6,474,678  $29,386,117 $10,711,330
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $53,021,849 $62,108,334 $5,148,417   $5,862,265  $5,991,559  $38,911,133 $11,077,927
  Repurchase Agreement, at value and
   cost (Note 1)........................   1,896,000   7,450,000     482,000     416,000      716,000          --          --
  U.S. currency.........................       1,344       2,432         142         983          221          15       1,994
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................       2,529     284,666      37,492      86,088        7,566          --         939
  Dividends and dividend withholding tax
   reclaims receivable..................      78,715      37,867      16,732       9,080       73,510       6,905      16,075
  Interest and interest withholding tax
   reclaims receivable..................     386,293         931          60          52           90          --          --
  Receivable for Fund shares sold.......     261,179     103,482          --         330          330   2,295,522         468
  Receivable for open forward foreign
   currency contracts, net (Note 1).....       2,904          --          --          --           --          --          --
  Receivable for securities sold........       9,416      21,629          --          --       23,740          --       9,597
  Receivable from A I M Advisors, Inc.
   (Note 2).............................          --          --      84,518          --           --          --          --
  Miscellaneous receivable..............          --         582          --          --           --          --          --
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  55,660,229  70,009,923   5,769,361   6,374,798    6,813,016  41,213,575  11,107,000
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       1,700       5,288       9,214       1,300        1,400       2,462       5,384
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --          --           --          --          --
  Payable for fund accounting fees (Note
   2)...................................       1,335       2,600          --         175          157         804          48
  Payable for Fund shares repurchased
   (Note 2).............................       9,989     426,979       5,240      15,295       10,714     103,982      18,382
  Payable for investment management and
   administration fees (Note 2).........      46,569      53,155      70,117       3,163        2,192      22,455       2,563
  Payable for loan outstanding (Note
   1)...................................          --          --          --          --           --     227,000      42,000
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --      42,397          --          --           --          --          --
  Payable for printing and postage
   expenses.............................       9,516       1,810       6,764       5,070        6,000       4,000      11,244
  Payable for professional fees.........      10,857       4,952      18,994       8,197        9,800      11,356      11,730
  Payable for registration and filing
   fees.................................           2          --         796          --           --       1,380       1,257
  Payable for securities purchased......          --          --          --          --      371,131          --          --
  Payable for Trustees' fees and
   expenses (Note 2)....................          --         482       2,157          --          200       2,542       1,202
  Other accrued expenses................          --      12,925       4,669         217       15,822       4,562       3,165
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................      79,968     550,588     117,951      33,417      417,416     380,543      96,975
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $55,580,261 $69,459,335 $5,651,410   $6,341,381  $6,395,600  $40,833,032 $11,010,025
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,584,126   3,362,824     844,749     367,346      586,487   2,026,413   1,262,519
Net asset value per share...............  $    21.51  $    20.66  $     6.69   $   17.26   $    10.90  $    20.15  $     8.72
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $35,751,068 $46,957,472 $11,489,069  $5,388,985  $11,156,709 $32,971,320 $14,709,395
  Undistributed net investment income...     721,621          --      76,434     104,883      111,308          --     239,972
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   7,367,141   6,486,142  (4,787,285)   (277,149)  (4,389,741) (1,663,304) (4,305,840)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       9,278     (44,595)       (805)       (836)         443          --         (99)
  Net unrealized appreciation
   (depreciation) of investments........  11,731,153  16,060,316  (1,126,003)  1,125,498     (483,119)  9,525,016     366,597
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $55,580,261 $69,459,335 $5,651,410   $6,341,381  $6,395,600  $40,833,032 $11,010,025
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $25,928,330 $22,593,818  $5,545,889
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $29,615,087 $22,593,818  $5,936,516
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,136,000  12,000,000   1,500,000
  U.S. currency.........................          96         488         826
  Foreign currencies (cost $149,503;
   $67,307; $0; $54,678; $2,510;
   $287,103; $38,246; $86,970; $7,456;
   $0; $939; $0; $0; $3,030,
   respectively)........................          --          --       3,089
  Dividends and dividend withholding tax
   reclaims receivable..................      37,738          --       7,467
  Interest and interest withholding tax
   reclaims receivable..................         267      43,601         188
  Receivable for Fund shares sold.......     912,029     285,901          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Receivable for securities sold........          --          --          --
  Receivable from A I M Advisors, Inc.
   (Note 2).............................      11,804          --          --
  Miscellaneous receivable..............         173          --          --
                                          ----------  ----------  -----------
    Total assets........................  32,713,194  34,923,808   7,448,086
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --       5,739          --
  Payable for custodian fees............         429       1,499      11,120
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --      11,872
  Payable for fund accounting fees (Note
   2)...................................         653         839         155
  Payable for Fund shares repurchased
   (Note 2).............................      56,493   3,299,963      64,334
  Payable for investment management and
   administration fees (Note 2).........      28,023      20,734          --
  Payable for loan outstanding (Note
   1)...................................          --          --          --
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Payable for printing and postage
   expenses.............................         162         515      10,454
  Payable for professional fees.........       4,316       4,268      22,174
  Payable for registration and filing
   fees.................................       2,385         588          --
  Payable for securities purchased......          --          --          --
  Payable for Trustees' fees and
   expenses (Note 2)....................         818         290          --
  Other accrued expenses................       3,024       1,642         626
                                          ----------  ----------  -----------
    Total liabilities...................      96,303   3,336,077     120,735
                                          ----------  ----------  -----------
Net assets..............................  $32,616,891 $31,587,731  $7,327,351
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,398,753  31,587,731     617,476
Net asset value per share...............  $    23.32  $     1.00   $   11.87
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $20,088,530 $31,587,731  $6,552,375
  Undistributed net investment income...     121,518          --      80,404
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   8,719,226          --     315,666
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         860          --     (11,721)
  Net unrealized appreciation
   (depreciation) of investments........   3,686,757          --     390,627
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $32,616,891 $31,587,731  $7,327,351
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                        VARIABLE    VARIABLE
                                           VARIABLE      GLOBAL       U.S.       VARIABLE
                                           STRATEGIC   GOVERNMENT  GOVERNMENT      LATIN
                                            INCOME       INCOME      INCOME       AMERICA
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------   -----------
Investment income:  * (Note 1)
  Dividend income.......................  $        --  $      --    $     --    $   542,574
  Interest income.......................    2,039,809    584,579     457,283          7,808
  Securities lending income.............       32,575      5,624          --         11,570
                                          -----------  ----------  ----------   -----------
    Total investment income.............    2,072,384    590,203     457,283        561,952
                                          -----------  ----------  ----------   -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................          720        720         720            720
  Custodian fees (Note 1)...............       25,915     12,330       4,122         20,218
  Fund accounting fees (Note 2).........        6,780      2,376       1,917          4,156
  Interest expense (Note 1).............       39,886      5,958       4,871         22,294
  Investment management and
   administration fees (Note 2).........      186,706     65,332      55,012        167,381
  Printing and postage expenses.........       14,906     12,205      13,140         38,378
  Professional fees.....................       57,616     29,036      19,740         20,142
  Registration and filing fees..........           --         --          --            658
  Trustees' fees and expenses (Note
   2)...................................        1,460      1,460       1,460            931
  Other expenses........................        1,099      1,095         908          2,719
                                          -----------  ----------  ----------   -----------
    Total expenses before reimbursements
     and reductions.....................      335,088    130,512     101,890        277,597
                                          -----------  ----------  ----------   -----------
      Expenses reimbursed (Note 2)......      (46,045)   (37,445 )   (23,670)       (45,215)
      Expense reductions (Note 5).......           --         --          --             --
                                          -----------  ----------  ----------   -----------
    Total net expenses..................      289,043     93,067      78,220        232,382
                                          -----------  ----------  ----------   -----------
Net investment income (loss)............    1,783,341    497,136     379,063        329,570
                                          -----------  ----------  ----------   -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................   (1,359,171)   303,460     239,229     (3,213,894)
  Net realized gain (loss) on foreign
   currency transactions................      330,119    855,982          --        (41,935)
                                          -----------  ----------  ----------   -----------
    Net realized gain (loss) during the
     year...............................   (1,029,052) 1,159,442     239,229     (3,255,829)
                                          -----------  ----------  ----------   -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (308,728)  (858,412 )        --           (192)
  Net change in unrealized appreciation
   (depreciation) of investments........     (606,626)   226,091      45,216     (5,882,978)
                                          -----------  ----------  ----------   -----------
    Net unrealized appreciation
     (depreciation) during the period...     (915,354)  (632,321 )    45,216     (5,883,170)
                                          -----------  ----------  ----------   -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   (1,944,406)   527,121     284,445     (9,138,999)
                                          -----------  ----------  ----------   -----------
Net increase (decrease) in net assets
 resulting from operations..............  $  (161,065) $1,024,257   $663,508    $(8,809,429)
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------
 *Net of foreign withholding tax of:....  $        --  $      --    $     --    $    65,276
                                          -----------  ----------  ----------   -----------
                                          -----------  ----------  ----------   -----------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                              GT GLOBAL
                                          ----------------------------------------------------------------------------------
                                            VARIABLE      VARIABLE     VARIABLE                      VARIABLE
                                            GROWTH &      TELECOM-     EMERGING       VARIABLE        NATURAL     VARIABLE
                                             INCOME      MUNICATIONS    MARKETS    INFRASTRUCTURE    RESOURCES     AMERICA
                                              FUND          FUND         FUND           FUND           FUND         FUND
                                          ------------   -----------  -----------  --------------   -----------  -----------
Investment income:  * (Note 1)
  Dividend income.......................   $ 1,159,850   $  494,124   $   262,709     $162,451      $   231,004  $   102,506
  Interest income.......................       863,930      216,084        25,479       32,901           36,141       18,859
  Securities lending income.............        33,804       52,374         5,764        2,191            1,057       23,815
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total investment income.............     2,057,584      762,582       293,952      197,543          268,202      145,180
                                          ------------   -----------  -----------  --------------   -----------  -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................            --        3,330            --           --               --          720
  Custodian fees (Note 1)...............        30,683       37,233        62,640       11,171           13,346        9,939
  Fund accounting fees (Note 2).........        13,856       19,128         2,661        1,801            2,994        9,574
  Interest expense (Note 1).............        23,069        7,062        16,966           --            4,560       32,363
  Investment management and
   administration fees (Note 2).........       538,287      682,113        95,192       75,448          109,635      301,555
  Printing and postage expenses.........        29,737       17,085        14,235       10,293           13,323       21,901
  Professional fees.....................        40,472       37,251        28,470       27,376           23,960       24,900
  Registration and filing fees..........            --           --            --           --               --          424
  Trustees' fees and expenses (Note
   2)...................................            --          348         1,460           --               --        2,089
  Other expenses........................        10,215          569         1,828           --              288       10,049
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total expenses before reimbursements
     and reductions.....................       686,319      804,119       223,452      126,089          168,106      413,514
                                          ------------   -----------  -----------  --------------   -----------  -----------
      Expenses reimbursed (Note 2)......            --           --       (84,518)     (31,784)         (26,493)          --
      Expense reductions (Note 5).......        (1,847)      (4,242 )        (828)        (526)          (5,815)      (4,222)
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Total net expenses..................       684,472      799,877       138,106       93,779          135,798      409,292
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net investment income (loss)............     1,373,112      (37,295 )     155,846      103,764          132,404     (264,112)
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................     7,390,036    6,711,384    (4,658,345)     (15,219)      (4,340,007)  (1,560,556)
  Net realized gain (loss) on foreign
   currency transactions................      (143,260)    (167,467 )     (77,850)     (58,200)           8,585           --
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net realized gain (loss) during the
     year...............................     7,246,776    6,543,917    (4,736,195)     (73,419)      (4,331,422)  (1,560,556)
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        23,022     (236,656 )       5,583          960             (125)          --
  Net change in unrealized appreciation
   (depreciation) of investments........       988,999    7,115,506       553,200      459,712         (369,811)   4,630,498
                                          ------------   -----------  -----------  --------------   -----------  -----------
    Net unrealized appreciation
     (depreciation) during the period...     1,012,021    6,878,850       558,783      460,672         (369,936)   4,630,498
                                          ------------   -----------  -----------  --------------   -----------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................     8,258,797   13,422,767    (4,177,412)     387,253       (4,701,358)   3,069,942
                                          ------------   -----------  -----------  --------------   -----------  -----------
Net increase (decrease) in net assets
 resulting from operations..............   $ 9,631,909   $13,385,472  $(4,021,566)    $491,017      $(4,568,954) $ 2,805,830
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------
 *Net of foreign withholding tax of:....   $    99,105   $   47,128   $    14,668     $ 14,982      $    17,802  $       518
                                          ------------   -----------  -----------  --------------   -----------  -----------
                                          ------------   -----------  -----------  --------------   -----------  -----------


                                           VARIABLE
                                              NEW       VARIABLE     MONEY       VARIABLE
                                            PACIFIC      EUROPE      MARKET    INTERNATIONAL
                                             FUND         FUND        FUND         FUND
                                          -----------  ----------  ----------  -------------
Investment income:  * (Note 1)
  Dividend income.......................  $   346,496  $  578,504  $       --    $126,338
  Interest income.......................      100,665      74,905   1,739,586      63,670
  Securities lending income.............       23,633      38,173          --       5,867
                                          -----------  ----------  ----------  -------------
    Total investment income.............      470,794     691,582   1,739,586     195,875
                                          -----------  ----------  ----------  -------------
Expenses:
  Amortization of organization costs
   (Note 1).............................          720         720         720          --
  Custodian fees (Note 1)...............       26,067      42,370      10,585      19,100
  Fund accounting fees (Note 2).........        2,857       9,969       8,812       1,897
  Interest expense (Note 1).............        2,315     118,069          --       6,583
  Investment management and
   administration fees (Note 2).........      130,473     362,517     160,063      67,875
  Printing and postage expenses.........       39,857      15,390      16,965       9,273
  Professional fees.....................       26,745      30,345      32,970      18,682
  Registration and filing fees..........          486         730          --          --
  Trustees' fees and expenses (Note
   2)...................................        2,015       1,825       1,460         167
  Other expenses........................          584       1,094       1,826         631
                                          -----------  ----------  ----------  -------------
    Total expenses before reimbursements
     and reductions.....................      232,119     583,029     233,401     124,208
                                          -----------  ----------  ----------  -------------
      Expenses reimbursed (Note 2)......      (64,785)    (11,804)         --     (32,657)
      Expense reductions (Note 5).......       (4,911)     (1,171)         --        (272)
                                          -----------  ----------  ----------  -------------
    Total net expenses..................      162,423     570,054     233,401      91,279
                                          -----------  ----------  ----------  -------------
Net investment income (loss)............      308,371     121,528   1,506,185     104,596
                                          -----------  ----------  ----------  -------------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................   (3,788,318)  8,701,423          --     337,397
  Net realized gain (loss) on foreign
   currency transactions................      181,208      20,217          --      19,282
                                          -----------  ----------  ----------  -------------
    Net realized gain (loss) during the
     year...............................   (3,607,110)  8,721,640          --     356,679
                                          -----------  ----------  ----------  -------------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (105,425)      3,427          --     (47,735)
  Net change in unrealized appreciation
   (depreciation) of investments........    2,848,653    (865,332)         --     137,293
                                          -----------  ----------  ----------  -------------
    Net unrealized appreciation
     (depreciation) during the period...    2,743,228    (861,905)         --      89,558
                                          -----------  ----------  ----------  -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................     (863,882)  7,859,735          --     446,237
                                          -----------  ----------  ----------  -------------
Net increase (decrease) in net assets
 resulting from operations..............  $  (555,511) $7,981,263  $1,506,185    $550,833
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------
 *Net of foreign withholding tax of:....  $     9,235  $   72,293  $       --    $ 11,991
                                          -----------  ----------  ----------  -------------
                                          -----------  ----------  ----------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE       VARIABLE
                                            VARIABLE        GLOBAL          U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT     GOVERNMENT       LATIN
                                             INCOME         INCOME         INCOME        AMERICA
                                              FUND           FUND           FUND          FUND
                                          -------------  -------------  -------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,783,341  $     497,136  $     379,063  $   329,570
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,029,052)     1,159,442        239,229   (3,255,829)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       (308,728)      (858,412)            --         (192)
  Net change in unrealized appreciation
   (depreciation) of investments........       (606,626)       226,091         45,216   (5,882,978)
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...       (161,065)     1,024,257        663,508   (8,809,429)
                                          -------------  -------------  -------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,758,665)      (463,518)      (375,646)    (304,832)
  From net realized gain on
   investments..........................             --             --           (107)    (147,131)
  In excess of net investment income....             --        (12,065)            --           --
                                          -------------  -------------  -------------  -----------
    Total distributions.................     (1,758,665)      (475,583)      (375,753)    (451,963)
                                          -------------  -------------  -------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     25,526,105     20,698,834     14,866,467   18,570,157
  Decrease from capital shares
   repurchased..........................    (30,081,222)   (20,697,844)   (15,145,687) (28,159,725)
                                          -------------  -------------  -------------  -----------
    Net increase (decrease) from capital
     share transactions.................     (4,555,117)           990       (279,220)  (9,589,568)
                                          -------------  -------------  -------------  -----------
Total increase (decrease) in net
 assets.................................     (6,474,847)       549,664          8,535  (18,850,960)
Net assets:
  Beginning of year.....................     28,496,692      8,251,027      7,372,636   28,786,217
                                          -------------  -------------  -------------  -----------
  End of year *.........................  $  22,021,845  $   8,800,691  $   7,381,171  $ 9,935,257
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------
   *Includes undistributed net
   investment income of:................  $     203,422  $       1,842  $      73,184  $   287,615
                                          -------------  -------------  -------------  -----------
                                          -------------  -------------  -------------  -----------

                                                    For the year ended December 31, 1997
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,156,400  $    591,394  $   312,388   $     404,383
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,618,244      (738,174)      (1,476 )     3,569,822
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        271,762       803,351       (2,603 )         2,156
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,968,623)     (292,630)     153,207        (244,181)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      2,077,783       363,941      461,516       3,732,180
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (2,041,389)     (616,309)    (262,504 )            --
  From net realized gain on
   investments..........................             --            --      (42,460 )            --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,041,389)     (616,309)    (304,964 )            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     37,352,357     4,845,991    6,057,200      50,446,691
  Decrease from capital shares
   repurchased..........................    (40,609,980)   (6,739,965)  (4,324,042 )   (48,320,307)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,257,623)   (1,893,974)   1,733,158       2,126,384
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,221,229)   (2,146,342)   1,889,710       5,858,564
Net assets:
  Beginning of year.....................     31,717,921    10,397,369    5,482,926      22,927,653
                                          -------------  ------------  ------------  -------------
  End of year * *.......................  $  28,496,692  $  8,251,027  $ 7,372,636   $  28,786,217
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   * *Includes undistributed net
   investment income of:................  $     397,677  $     98,996  $    70,621   $     304,812
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      For the year ended December 31, 1998

--------------------------------------------------------------------------------

                                                                                GT GLOBAL
                                          -------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE      VARIABLE                    VARIABLE
                                            GROWTH &       TELECOM-      EMERGING      VARIABLE       NATURAL       VARIABLE
                                             INCOME      MUNICATIONS     MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                              FUND           FUND          FUND          FUND          FUND           FUND
                                          -------------  ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,373,112  $    (37,295) $    155,846  $   103,764   $     132,404  $    (264,112)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      7,246,776     6,543,917    (4,736,195)     (73,419 )    (4,331,422)    (1,560,556)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         23,022      (236,656)        5,583          960            (125)            --
  Net change in unrealized appreciation
   (depreciation) of investments........        988,999     7,115,506       553,200      459,712        (369,811)     4,630,498
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      9,631,909    13,385,472    (4,021,566)     491,017      (4,568,954)     2,805,830
                                          -------------  ------------  ------------  ------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,163,351)           --        (4,648)     (76,384 )            --             --
  From net realized gain on
   investments..........................       (689,824)   (5,760,403)     (832,035)          --      (1,999,188)    (6,036,407)
  In excess of net investment income....             --            --            --           --              --             --
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Total distributions.................     (1,853,175)   (5,760,403)     (836,683)     (76,384 )    (1,999,188)    (6,036,407)
                                          -------------  ------------  ------------  ------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     82,103,169    55,176,617    35,674,006    1,873,104      18,226,922     70,317,597
  Decrease from capital shares
   repurchased..........................    (84,657,906)  (61,528,494)  (41,673,104)  (4,691,541 )   (21,972,187)   (70,230,812)
                                          -------------  ------------  ------------  ------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (2,554,737)   (6,351,877)   (5,999,098)  (2,818,437 )    (3,745,265)        86,785
                                          -------------  ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      5,223,997     1,273,192   (10,857,347)  (2,403,804 )   (10,313,407)    (3,143,792)
Net assets:
  Beginning of year.....................     50,356,264    68,186,143    16,508,757    8,745,185      16,709,007     43,976,824
                                          -------------  ------------  ------------  ------------  -------------  -------------
  End of year...........................  $  55,580,261  $ 69,459,335  $  5,651,410  $ 6,341,381   $   6,395,600  $  40,833,032
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------
   *Includes undistributed net
   investment income of:................  $     721,627  $         --  $     76,434  $   104,883   $     111,308  $          --
                                          -------------  ------------  ------------  ------------  -------------  -------------
                                          -------------  ------------  ------------  ------------  -------------  -------------


                                             VARIABLE
                                               NEW           VARIABLE         MONEY        VARIABLE
                                             PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                               FUND            FUND            FUND          FUND
                                          --------------  --------------  --------------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      308,371  $      121,528  $    1,506,185  $  104,596
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      (3,607,110)      8,721,640              --     356,679
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (105,425)          3,427              --     (47,735 )
  Net change in unrealized appreciation
   (depreciation) of investments........       2,848,653        (865,332)             --     137,293
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) in net
     assets resulting from operations...        (555,511)      7,981,263       1,506,185     550,833
                                          --------------  --------------  --------------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............        (351,881)        (60,959)     (1,506,185)    (56,951 )
  From net realized gain on
   investments..........................              --      (3,918,823)             --    (471,250 )
  In excess of net investment income....              --              --              --          --
                                          --------------  --------------  --------------  -----------
    Total distributions.................        (351,881)     (3,979,782)     (1,506,185)   (528,201 )
                                          --------------  --------------  --------------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     174,054,677     354,305,731     727,175,801  79,400,263
  Decrease from capital shares
   repurchased..........................    (178,627,344)   (353,100,071)   (722,552,277) (78,024,723)
                                          --------------  --------------  --------------  -----------
    Net increase (decrease) from capital
     share transactions.................      (4,572,667)      1,205,660       4,623,524   1,375,540
                                          --------------  --------------  --------------  -----------
Total increase (decrease) in net
 assets.................................      (5,480,059)      5,207,141       4,623,524   1,398,172
Net assets:
  Beginning of year.....................      16,490,084      27,409,750      26,964,207   5,929,179
                                          --------------  --------------  --------------  -----------
  End of year...........................  $   11,010,025  $   32,616,891  $   31,587,731  $7,327,351
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------
   *Includes undistributed net
   investment income of:................  $      239,972  $      121,518  $           --      80,404
                                          --------------  --------------  --------------  -----------
                                          --------------  --------------  --------------  -----------

                                                         For the year ended December 31, 1997
                                                                       GT GLOBAL
                                ---------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE       VARIABLE                     VARIABLE
                                  GROWTH &       TELECOM-       EMERGING       VARIABLE       NATURAL       VARIABLE
                                   INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                    FUND           FUND           FUND           FUND          FUND           FUND
                                -------------  -------------  -------------  ------------  -------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   1,205,645  $     (68,334) $     221,606  $    83,258   $     (29,831) $    (142,918)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      1,630,452      5,806,561        492,304     (206,416 )     2,034,294      6,277,204
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        (54,835)       167,417         (9,023)      (1,800 )         2,250             --
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      3,876,889      2,996,284     (2,699,474)     442,473      (1,935,169)      (372,530)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      6,658,151      8,901,928     (1,994,587)     317,515          71,544      5,761,756
                                -------------  -------------  -------------  ------------  -------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................     (1,300,804)            --        (84,900)     (47,833 )            --       (196,399)
  From net realized gain on
   investments................        (90,528)    (7,777,355)    (1,283,734)    (431,226 )      (762,160)    (1,554,377)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Total distributions.......     (1,391,332)    (7,777,355)    (1,368,634)    (479,059 )      (762,160)    (1,750,776)
                                -------------  -------------  -------------  ------------  -------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     80,082,075     53,743,901     65,386,565    6,628,609      42,957,139     51,554,136
  Decrease from capital shares
   repurchased................    (71,425,393)   (49,940,160)   (63,118,511)  (3,775,850 )   (41,865,469)   (53,234,901)
                                -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      8,656,682      3,803,741      2,268,054    2,852,759       1,091,670     (1,680,765)
                                -------------  -------------  -------------  ------------  -------------  -------------
Total increase (decrease) in
 net assets...................     13,923,501      4,928,314     (1,095,167)   2,691,215         401,054      2,330,215
Net assets:
  Beginning of year...........     36,432,763     63,257,829     17,603,924    6,053,970      16,307,953     41,646,609
                                -------------  -------------  -------------  ------------  -------------  -------------
  End of year * *.............  $  50,356,264  $  68,186,143  $  16,508,757  $ 8,745,185   $  16,709,007  $  43,976,824
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------
   * *Includes undistributed
   net investment income
   of:........................  $     643,714  $          --  $     168,757  $    77,503   $          --  $          --
                                -------------  -------------  -------------  ------------  -------------  -------------
                                -------------  -------------  -------------  ------------  -------------  -------------


                                   VARIABLE
                                     NEW           VARIABLE         MONEY         VARIABLE
                                   PACIFIC          EUROPE          MARKET      INTERNATIONAL
                                     FUND            FUND            FUND           FUND
                                --------------  --------------  --------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $      415,628  $       62,782  $    1,033,856  $      69,499
  Net realized gain (loss) on
   investments and foreign
   currency transactions......        (100,720)      4,084,568              --        501,515
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         105,422          (4,948)             --         19,339
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (10,613,599)        417,896              --        (52,826)
                                --------------  --------------  --------------  -------------
    Net increase (decrease) in
     net assets resulting from
     operations...............     (10,193,269)      4,560,298       1,033,856        537,527
                                --------------  --------------  --------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................        (178,145)        (69,048)     (1,033,856)        (7,912)
  From net realized gain on
   investments................        (128,263)     (2,404,127)             --             --
                                --------------  --------------  --------------  -------------
    Total distributions.......        (306,408)     (2,473,175)     (1,033,856)        (7,912)
                                --------------  --------------  --------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     181,437,283     147,172,457     524,518,140     35,266,039
  Decrease from capital shares
   repurchased................    (187,117,722)   (146,386,879)   (517,347,993)   (34,648,323)
                                --------------  --------------  --------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      (5,680,439)        785,578       7,170,147        617,716
                                --------------  --------------  --------------  -------------
Total increase (decrease) in
 net assets...................     (16,180,116)      2,872,701       7,170,147      1,147,331
Net assets:
  Beginning of year...........      32,670,200      24,537,049      19,794,060      4,781,848
                                --------------  --------------  --------------  -------------
  End of year * *.............  $   16,490,084  $   27,409,750  $   26,964,207  $   5,929,179
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------
   * *Includes undistributed
   net investment income
   of:........................  $      351,912  $       60,949  $           --  $      56,757
                                --------------  --------------  --------------  -------------
                                --------------  --------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   GT GLOBAL
                                          ------------------------------------------------------------
                                                         VARIABLE STRATEGIC INCOME FUND
                                          ------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                            1998         1997         1996         1995         1994
                                          --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 13.39      $ 13.38      $ 11.86      $ 10.82      $ 14.57
                                          --------     --------     --------     --------     --------
  Net investment income (loss)..........     0.97(a)      1.00(b)      0.95(c)      1.07(d)      1.71(e)
  Net realized and unrealized gain
   (loss) on investments................    (1.05)       (0.07)        1.50         0.93        (4.17)
                                          --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................    (0.08)        0.93         2.45         2.00        (2.46)
                                          --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............    (0.92)       (0.92)       (0.85)       (0.96)       (0.79)
  From net realized gain on
   investments..........................       --           --        (0.08)          --        (0.45)
  In excess of net investment income....       --           --           --           --           --
  In excess of net realized gain on
   investments..........................       --           --           --           --           --
  Return of capital.....................       --           --           --           --        (0.05)
                                          --------     --------     --------     --------     --------
    Total distributions.................    (0.92)       (0.92)       (0.93)       (0.96)       (1.29)
                                          --------     --------     --------     --------     --------
Net asset value, end of period..........  $ 12.39      $ 13.39      $ 13.38      $ 11.86      $ 10.82
                                          --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------
Total investment return  (f)............    (0.61)%       7.14%       21.58%       19.50%      (17.09)%
                                          --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $22,022      $28,497      $31,718      $25,345      $23,367
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............     7.16%        7.20%        7.74%        9.59%        7.58%
  Without reimbursement and/or expense
   reductions...........................     6.97%        7.03%        7.59%        9.35%        7.43%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............     1.00%        0.90%        0.99%        1.00%        1.00%
  Without reimbursement and/or expense
   reductions...........................     1.19%        1.07%        1.14%        1.24%        1.15%
Ratio of interest expense to average net
 assets.................................     0.16%          --%          --%          --%          --%
Portfolio turnover......................      282%         185%         210%         193%         313%

--------------------------------------------------------------------------------


                                                                                                GT GLOBAL
                                                                      --------------------------------------------------------------
                                                                                       VARIABLE LATIN AMERICA FUND
                                                                      --------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997         1996         1995          1994
                                                                      --------     --------     --------     --------     ----------
Per Share Operating Performance:
Net asset value, beginning of period................................  $ 16.95      $ 14.80      $ 12.42      $ 19.17      $ 17.68
                                                                      --------     --------     --------     --------     ----------
  Net investment income (loss)......................................     0.39(a)      0.24(b)      0.27(c)      0.51(d)      0.11(e)
  Net realized and unrealized gain (loss) on investments............    (7.36)        1.91         2.49        (5.10)        1.49
                                                                      --------     --------     --------     --------     ----------
    Net increase (decrease) resulting from operations...............    (6.97)        2.15         2.76        (4.59)        1.60
                                                                      --------     --------     --------     --------     ----------
Distributions to shareholders:
  From net investment income........................................    (0.25)          --        (0.37)       (0.16)       (0.04)
  From net realized gain on investments.............................    (0.12)          --           --        (2.00)       (0.07)
  In excess of net investment income................................       --           --        (0.01)          --           --
                                                                      --------     --------     --------     --------     ----------
    Total distributions.............................................    (0.37)          --        (0.38)       (2.16)       (0.11)
                                                                      --------     --------     --------     --------     ----------
Net asset value, end of period......................................  $  9.61      $ 16.95      $ 14.80      $ 12.42      $ 19.17
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Total investment return  (f)........................................   (41.71)%      14.53%       22.48%      (24.14)%       9.14%
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)................................  $ 9,935      $28,786      $22,928      $19,771      $26,631
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     1.97%        1.36%        1.94%        4.43%        0.82%
  Without reimbursement and/or expense reductions...................     1.70%        1.21%        1.69%        3.92%        0.49%
Ratio of expenses to average net assets excluding interest expense:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     1.25%        1.25%        1.17%        1.18%        1.25%
  Without reimbursement and/or expense reductions...................     1.52%        1.40%        1.42%        1.69%        1.58%
Ratio of interest expense to average net assets.....................     0.14%          --%          --%          --%          --%
Portfolio turnover..................................................       43%         141%         102%         140%         185%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.05 for the Variable Global Government Income Fund, $0.04 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund and $0.01 for the Variable Telecommunications Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                           --------------------------------------------------------
                                                    VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                           --------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           --------    --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.17     $ 11.43     $ 11.51     $ 10.63     $ 12.53
                                           --------    --------    --------    --------    --------
  Net investment income (loss)..........      0.67(a)     0.82(b)     0.72(c)     0.79(d)     0.77(e)
  Net realized and unrealized gain
   (loss) on investments................      0.71       (0.34)      (0.06)       0.84       (1.85)
                                           --------    --------    --------    --------    --------
    Net increase (decrease) resulting
     from operations....................      1.38        0.48        0.66        1.63       (1.08)
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income............     (0.62)      (0.74)      (0.74)      (0.75)      (0.73)
  From net realized gain on
   investments..........................        --          --          --          --          --
  In excess of net investment income....     (0.02)         --          --          --          --
  In excess of net realized gain on
   investments..........................        --          --          --          --          --
  Return of capital.....................        --          --          --          --       (0.09)
                                           --------    --------    --------    --------    --------
    Total distributions.................     (0.64)      (0.74)      (0.74)      (0.75)      (0.82)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $ 11.91     $ 11.17     $ 11.43     $ 11.51     $ 10.63
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Total investment return  (f)............     12.69%       4.37%       6.17%      15.85%      (8.70)%
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 8,801     $ 8,251     $10,397     $11,944     $ 9,654
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      5.71%       6.33%       6.32%       7.03%       6.89%
  Without reimbursement and/or expense
   reductions...........................      5.28%       5.74%       5.80%       6.37%       6.21%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      1.00%       0.95%       0.95%       1.00%       1.00%
  Without reimbursement and/or expense
   reductions...........................      1.43%       1.54%       1.47%       1.66%       1.68%
Ratio of interest expense to average net
 assets.................................      0.07%         --%         --%         --%         --%
Portfolio turnover......................       224%        235%        235%        394%        350%

                                                                  GT GLOBAL
                                           --------------------------------------------------------

                                                     VARIABLE U.S. GOVERNMENT INCOME FUND
                                           --------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                           --------    --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.70     $ 11.41     $ 11.74     $ 10.79     $ 12.23
                                           --------    --------    --------    --------    --------
  Net investment income (loss)..........      0.63(a)     0.63(b)     0.60(c)     0.62(d)     0.63(e)
  Net realized and unrealized gain
   (loss) on investments................      0.40        0.29       (0.35)       0.93       (1.39)
                                           --------    --------    --------    --------    --------
    Net increase (decrease) resulting
     from operations....................      1.03        0.92        0.25        1.55       (0.76)
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income............     (0.62)      (0.54)      (0.58)      (0.60)      (0.62)
  From net realized gain on
   investments..........................        --       (0.09)         --          --       (0.06)
  In excess of net investment income....        --          --          --          --          --
  In excess of net realized gain on
   investments..........................        --          --          --          --          --
  Return of capital.....................        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total distributions.................     (0.62)      (0.63)      (0.58)      (0.60)      (0.68)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $ 12.11     $ 11.70     $ 11.41     $ 11.74     $ 10.79
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Total investment return  (f)............      9.06%       8.30%       2.23%      14.73%      (6.27)%
                                           --------    --------    --------    --------    --------
                                           --------    --------    --------    --------    --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 7,381     $ 7,373     $ 5,483     $ 5,992     $ 2,415
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      5.17%       5.54%       5.24%       5.43%       5.53%
  Without reimbursement and/or expense
   reductions...........................      4.85%       4.92%       4.49%       3.87%       1.29%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      1.00%       1.00%       1.00%       1.00%       0.38%
  Without reimbursement and/or expense
   reductions...........................      1.32%       1.62%       1.75%       2.56%       4.63%
Ratio of interest expense to average net
 assets.................................      0.07%         --%         --%         --%         --%
Portfolio turnover......................       231%        143%         49%        186%         34%

--------------------------------------------------------------------------------

                                                                     GT GLOBAL
                                            ------------------------------------------------------------
                                                           VARIABLE GROWTH & INCOME FUND
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 18.60      $ 16.51      $ 14.57      $ 12.99      $ 13.77
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.53(a)      0.41(b)      0.53(c)      0.52(d)      0.46(e)
  Net realized and unrealized gain
   (loss) on investments................       3.08         2.23         1.81         1.46        (0.85)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.61         2.64         2.34         1.98        (0.39)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.44)       (0.51)       (0.35)       (0.40)       (0.39)
  From net realized gain on
   investments..........................      (0.26)       (0.04)       (0.05)          --           --
  In excess of net investment income....         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (0.70)       (0.55)       (0.40)       (0.40)       (0.39)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 21.51      $ 18.60      $ 16.51      $ 14.57      $ 12.99
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      19.60%       16.22%       16.33%       15.49%       (2.85)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $55,580      $50,356      $36,433      $30,565      $25,580
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       2.53%        2.86%        3.58%        3.87%        3.69%
  Without reimbursement and/or expense
   reductions...........................       2.53%        2.72%        3.48%        3.66%        3.45%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.22%        1.13%        1.20%        1.23%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.22%        1.27%        1.30%        1.44%        1.49%
Ratio of interest expense to average net
 assets.................................       0.04%          --%          --%          --%          --%
Portfolio turnover......................         72%          60%          57%          73%          53%

                                                                     GT GLOBAL
                                            ------------------------------------------------------------

                                                          VARIABLE TELECOMMUNICATIONS FUND
                                            ------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 18.40      $ 18.14      $ 16.87      $ 13.98      $ 13.07
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........      (0.01) (a)   (0.02)       (0.05)        0.02(d)      0.01(e)
  Net realized and unrealized gain
   (loss) on investments................       3.99         2.59         3.31         3.26         0.92
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.98         2.57         3.26         3.28         0.93
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............         --           --        (0.02)       (0.03)       (0.02)
  From net realized gain on
   investments..........................      (1.72)       (2.31)       (1.97)       (0.36)          --
  In excess of net investment income....         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (1.72)       (2.31)       (1.99)       (0.39)       (0.02)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 20.66      $ 18.40      $ 18.14      $ 16.87      $ 13.98
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      22.11%       14.56%       19.34%       23.66%        7.15%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $69,459      $68,186      $63,258      $50,778      $36,029
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............      (0.04)%      (0.10)%      (0.26)%       0.16%        0.31%
  Without reimbursement and/or expense
   reductions...........................      (0.05)%      (0.15)%      (0.31)%       0.10%        0.07%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.16%        1.11%        1.12%        1.20%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.17%        1.16%        1.17%        1.26%        1.49%
Ratio of interest expense to average net
 assets.................................       0.01%          --%          --%          --%          --%
Portfolio turnover......................         73%          91%          77%          70%          81%

------------------------

 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.

    The accompanying notes are an integral part of the financial statements.

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                              GT GLOBAL
                                                                  ------------------------------------------------------------------
                                                                                    VARIABLE EMERGING MARKETS FUND
                                                                  ------------------------------------------------------------------
                                                                                                                      JULY 5, 1994
                                                                                                                    (COMMENCEMENT OF
                                                                             YEAR ENDED DECEMBER 31,                 OPERATIONS) TO
                                                                  ---------------------------------------------       DECEMBER 31,
                                                                   1998         1997         1996        1995             1994
                                                                  -------     --------     --------     -------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period............................  $11.57      $ 14.26      $ 10.88      $11.89          $12.00
                                                                  -------     --------     --------     -------       --------
  Net investment income (loss)..................................    0.27(a)      0.15(b)      0.11(c)     0.14(d)         0.07(e)
  Net realized and unrealized gain (loss) on investments........   (4.34)       (1.89)        3.27       (1.04)          (0.05)
                                                                  -------     --------     --------     -------       --------
    Net increase (decrease) resulting from operations...........   (4.07)       (1.74)        3.38       (0.90)           0.02
                                                                  -------     --------     --------     -------       --------
Distributions to shareholders:
  From net investment income....................................      --        (0.06)          --       (0.09)          (0.07)
  From net realized gain on investments.........................   (0.81)       (0.89)          --          --              --
  In excess of net investment income............................      --           --           --          --              --
  In excess of net realized gain on investments.................      --           --           --          --           (0.06)
  Return of capital.............................................      --           --           --       (0.02)             --
                                                                  -------     --------     --------     -------       --------
    Total distributions.........................................   (0.81)       (0.95)          --       (0.11)          (0.13)
                                                                  -------     --------     --------     -------       --------
Net asset value, end of period..................................  $ 6.69      $ 11.57      $ 14.26      $10.88          $11.89
                                                                  -------     --------     --------     -------       --------
                                                                  -------     --------     --------     -------       --------
Total investment return  (f) +..................................  (36.90)%     (13.76)%      31.07%      (7.54)%          0.12%
                                                                  -------     --------     --------     -------       --------
                                                                  -------     --------     --------     -------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)............................  $5,651      $16,509      $17,604      $8,983          $7,267
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 &
   5)++.........................................................    1.61%        1.05%        0.89%       1.55%           4.10%
  Without reimbursement and/or expense reductions++.............    0.72%        0.78%        0.39%       0.51%          (0.20)%
Ratio of expenses to average net assets excluding interest
 expense:
  With reimbursement and/or expense reductions (Notes 2 &
   5)++.........................................................    1.23%        1.22%        1.18%       1.18%           0.00%
  Without reimbursement and/or expense reductions++.............    2.12%        1.49%        1.68%       2.22%           4.30%
Ratio of interest expense to average net assets.................    0.17%          --%          --%         --%             --%
Portfolio turnover++............................................     110%         212%         216%        210%            117%

--------------------------------------------------------------------------------


                                                                                                GT GLOBAL
                                                                      --------------------------------------------------------------
                                                                                          VARIABLE AMERICA FUND
                                                                      --------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997         1996         1995          1994
                                                                      --------     --------     --------     --------     ----------
Per Share Operating Performance:
Net asset value, beginning of period................................  $ 21.68      $ 19.71      $ 19.46      $ 15.81      $ 13.75
                                                                      --------     --------     --------     --------     ----------
  Net investment income (loss)......................................    (0.13)       (0.07)        0.12(c)      0.21(d)      0.48(e)
  Net realized and unrealized gain (loss) on investments............     1.80         2.88         3.18         3.80         2.08
                                                                      --------     --------     --------     --------     ----------
    Net increase (decrease) resulting from operations...............     1.67         2.81         3.30         4.01         2.56
                                                                      --------     --------     --------     --------     ----------
Distributions to shareholders:
  From net investment income........................................       --        (0.09)       (0.30)       (0.07)       (0.50)
  From net realized gain on investments.............................    (3.20)       (0.75)       (2.75)       (0.29)          --
  In excess of net investment income................................       --           --           --           --           --
  In excess of net realized gain on investments.....................       --           --           --           --           --
  Return of capital.................................................       --           --           --           --           --
                                                                      --------     --------     --------     --------     ----------
    Total distributions.............................................    (3.20)       (0.84)       (3.05)       (0.36)       (0.50)
                                                                      --------     --------     --------     --------     ----------
Net asset value, end of period......................................  $ 20.15      $ 21.68      $ 19.71      $ 19.46      $ 15.81
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Total investment return  (f)........................................     8.09%       14.88%       18.55%       25.37%       18.88%
                                                                      --------     --------     --------     --------     ----------
                                                                      --------     --------     --------     --------     ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)................................  $40,833      $43,977      $41,647      $37,643      $15,257
Ratio of net investment income (loss) to average net assets:
  With reimbursement and/or expense reductions (Notes 2 & 5)........    (0.59)%      (0.35)%       0.52%        1.66%        1.83%
  Without reimbursement and/or expense reductions...................    (0.59)%      (0.42)%       0.46%        1.60%        0.76%
Ratio of expenses to average net assets excluding interest expense:
  With reimbursement and/or expense reductions (Notes 2 & 5)........     0.95%        0.91%        0.95%        1.00%        0.98%
  Without reimbursement and/or expense reductions...................     0.95%        0.98%        1.01%        1.06%        2.05%
Ratio of interest expense to average net assets.....................     0.08%          --%          --%          --%          --%
Portfolio turnover..................................................      181%         210%         248%          79%         139%

------------------------

 (a) Includes reimbursement of Fund operating expenses of $0.08 for the Variable Emerging Markets Fund, $0.09 for the Variable Infrastructure Fund, $0.04 for the Variable Natural Resources Fund, $0.05 for the Variable New Pacific Fund and $0.01 for the Variable Europe Fund (Note
     2).
 (b) Includes reimbursement of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                   GT GLOBAL
                                            -------------------------------------------------------
                                                         VARIABLE INFRASTRUCTURE FUND
                                            -------------------------------------------------------
                                                                                   JANUARY 31, 1995
                                                        YEAR ENDED                 (COMMENCEMENT OF
                                                       DECEMBER 31,                 OPERATIONS) TO
                                            ----------------------------------       DECEMBER 31,
                                              1998         1997         1996             1995
                                            --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 16.35      $ 16.47      $ 13.27          $12.00
                                            --------     --------     --------       --------
  Net investment income (loss)..........       0.31(a)      0.12(b)      0.11(c)         0.07(d)
  Net realized and unrealized gain
   (loss) on investments................       0.77         0.74         3.19            1.20
                                            --------     --------     --------       --------
    Net increase (decrease) resulting
     from operations....................       1.08         0.86         3.30            1.27
                                            --------     --------     --------       --------
Distributions to shareholders:
  From net investment income............      (0.17)       (0.10)       (0.03)             --
  From net realized gain on
   investments..........................         --        (0.88)       (0.07)             --
  In excess of net investment income....         --           --           --              --
  In excess of net realized gain on
   investments..........................         --           --           --              --
  Return of capital.....................         --           --           --              --
                                            --------     --------     --------       --------
    Total distributions.................      (0.17)       (0.98)       (0.10)             --
                                            --------     --------     --------       --------
Net asset value, end of period..........    $ 17.26      $ 16.35      $ 16.47          $13.27
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Total investment return  (f)............       6.58%        5.00%       24.88%          10.58%
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 6,341      $ 8,745      $ 6,054          $1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.37%        0.99%        1.35%           1.24%
  Without reimbursement and/or expense
   reductions...........................       0.94%        0.68%        0.03%          (6.11)%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.25%        1.18%        1.21%           1.22%
  Without reimbursement and/or expense
   reductions...........................       1.68%        1.49%        2.53%           8.57%
Ratio of interest expense to average net
 assets.................................         --%          --%          --%             --%
Portfolio turnover......................        110%          46%          76%             38%

                                                                   GT GLOBAL
                                            -------------------------------------------------------

                                                        VARIABLE NATURAL RESOURCES FUND
                                            -------------------------------------------------------
                                                                                   JANUARY 31, 1995
                                                        YEAR ENDED                 (COMMENCEMENT OF
                                                       DECEMBER 31,                 OPERATIONS) TO
                                            ----------------------------------       DECEMBER 31,
                                              1998         1997         1996             1995
                                            --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 20.20      $ 20.98      $ 13.88          $12.00
                                            --------     --------     --------       --------
  Net investment income (loss)..........       0.23(a)     (0.03) (b)   (0.06) (c)       0.73(d)
  Net realized and unrealized gain
   (loss) on investments................      (6.38)        0.18         7.16            1.91
                                            --------     --------     --------       --------
    Net increase (decrease) resulting
     from operations....................      (6.15)        0.15         7.10            2.64
                                            --------     --------     --------       --------
Distributions to shareholders:
  From net investment income............         --           --           --           (0.71)
  From net realized gain on
   investments..........................      (3.15)       (0.93)          --              --
  In excess of net investment income....         --           --           --              --
  In excess of net realized gain on
   investments..........................         --           --           --           (0.05)
  Return of capital.....................         --           --           --              --
                                            --------     --------     --------       --------
    Total distributions.................      (3.15)       (0.93)          --           (0.76)
                                            --------     --------     --------       --------
Net asset value, end of period..........    $ 10.90      $ 20.20      $ 20.98          $13.88
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Total investment return  (f)............     (33.01)%       1.29%       51.15%          22.20%
                                            --------     --------     --------       --------
                                            --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 6,396      $16,709      $16,308          $1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.22%       (0.16)%      (0.60)%         10.87%
  Without reimbursement and/or expense
   reductions...........................       0.97%       (0.38)%      (1.30)%          2.94%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.24%        1.20%        1.19%           1.14%
  Without reimbursement and/or expense
   reductions...........................       1.49%        1.42%        1.89%           9.07%
Ratio of interest expense to average net
 assets.................................       0.04%          --%          --%             --%
Portfolio turnover......................        305%         315%         199%            875%

--------------------------------------------------------------------------------

                                                                     GT GLOBAL
                                            ------------------------------------------------------------
                                                             VARIABLE NEW PACIFIC FUND
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 10.50      $ 18.02      $ 13.92      $ 14.01      $ 16.07
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.27(a)      0.26(b)      0.13(c)      0.20(d)      0.08(e)
  Net realized and unrealized gain
   (loss) on investments................      (1.80)       (7.61)        4.16        (0.23)       (2.08)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................      (1.53)       (7.35)        4.29        (0.03)       (2.00)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.25)       (0.10)       (0.19)       (0.06)       (0.06)
  From net realized gain on
   investments..........................         --        (0.07)          --           --           --
  In excess of net investment income....         --           --           --           --           --
  In excess of net realized gain on
   investments..........................         --           --           --           --           --
  Return of capital.....................         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (0.25)       (0.17)       (0.19)       (0.06)       (0.06)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $  8.72      $ 10.50      $ 18.02      $ 13.92      $ 14.01
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............     (14.54)%     (41.11)%      30.97%       (0.21)%     (12.47)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $11,010      $16,490      $32,670      $23,025      $19,391
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       2.38%        1.50%        0.88%        1.27%        0.83%
  Without reimbursement and/or expense
   reductions...........................       1.85%        1.16%        0.60%        1.74%        0.48%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.23%        1.09%        1.12%        1.14%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.76%        1.43%        1.40%        1.61%        1.60%
Ratio of interest expense to average net
 assets.................................       0.02%          --%          --%          --%          --%
Portfolio turnover......................        102%          93%          70%          67%          30%

                                                                     GT GLOBAL
                                            ------------------------------------------------------------

                                                                VARIABLE EUROPE FUND
                                            ------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------
                                              1998         1997         1996         1995         1994
                                            --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period....    $ 22.52      $ 21.34      $ 16.52      $ 15.22      $ 15.33
                                            --------     --------     --------     --------     --------
  Net investment income (loss)..........       0.08(a)      0.05(b)      0.05(c)      0.18(d)      0.16(e)
  Net realized and unrealized gain
   (loss) on investments................       3.74         3.10         4.93         1.28        (0.25)
                                            --------     --------     --------     --------     --------
    Net increase (decrease) resulting
     from operations....................       3.82         3.15         4.98         1.46        (0.09)
                                            --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income............      (0.05)       (0.06)       (0.16)       (0.16)          --
  From net realized gain on
   investments..........................      (2.97)       (1.91)          --           --        (0.02)
  In excess of net investment income....         --           --           --           --           --
  In excess of net realized gain on
   investments..........................         --           --           --           --           --
  Return of capital.....................         --           --           --           --           --
                                            --------     --------     --------     --------     --------
    Total distributions.................      (3.02)       (1.97)       (0.16)       (0.16)       (0.02)
                                            --------     --------     --------     --------     --------
Net asset value, end of period..........    $ 23.32      $ 22.52      $ 21.34      $ 16.52      $ 15.22
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Total investment return  (f)............      15.98%       15.15%       30.25%        9.66%       (0.59)%
                                            --------     --------     --------     --------     --------
                                            --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $32,617      $27,410      $24,537      $15,641      $15,020
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       0.34%        0.22%        0.36%        1.12%        1.48%
  Without reimbursement and/or expense
   reductions...........................       0.30%        0.01%        0.09%        0.60%        1.07%
Ratio of expenses to average net assets
 excluding interest expense:
  With reimbursement and/or expense
   reductions (Notes 2 & 5).............       1.23%        1.20%        1.20%        1.20%        1.25%
  Without reimbursement and/or expense
   reductions...........................       1.27%        1.41%        1.47%        1.72%        1.66%
Ratio of interest expense to average net
 assets.................................       0.32%          --%          --%          --%          --%
Portfolio turnover......................        107%         117%          56%         123%          61%

------------------------

 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                             GT GLOBAL
                                                    ------------------------------------------------------------
                                                                         MONEY MARKET FUND
                                                    ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      1998         1997         1996         1995         1994
                                                    --------     --------     --------     --------     --------
Per Share Operating Performance:
Net asset value, beginning of period..............  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                    --------     --------     --------     --------     --------
  Net investment income (loss)....................     0.05(a)      0.05(b)      0.05(c)      0.05(d)      0.03(e)
  Net realized and unrealized gain (loss) on
   investments....................................       --           --           --           --           --
                                                    --------     --------     --------     --------     --------
    Net increase (decrease) resulting from
     operations...................................     0.05         0.05         0.05         0.05         0.03
                                                    --------     --------     --------     --------     --------
Distributions to shareholders:
  From net investment income......................    (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
  From net realized gain on investments...........       --           --           --           --           --
                                                    --------     --------     --------     --------     --------
    Total distributions...........................    (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                    --------     --------     --------     --------     --------
Net asset value, end of period....................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                    --------     --------     --------     --------     --------
                                                    --------     --------     --------     --------     --------
Total investment return  (f)......................     5.22%        4.96%        4.75%        5.26%        3.48%
                                                    --------     --------     --------     --------     --------
                                                    --------     --------     --------     --------     --------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............  $31,588      $26,964      $19,794      $14,891      $19,474
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)..................................     4.70%        4.77%        4.67%        5.15%        3.70%
  Without reimbursement and/or expense
   reductions.....................................     4.70%        4.73%        4.57%        4.85%        3.64%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)..................................     0.73%        0.75%        0.75%        0.75%        0.75%
  Without reimbursement and/or expense
   reductions.....................................     0.73%        0.79%        0.85%        1.05%        0.81%
Ratio of interest expense to average net assets...      N/A          N/A          N/A          N/A          N/A
Portfolio turnover................................      N/A          N/A          N/A          N/A          N/A

--------------------------------------------------------------------------------

                                                                                 GT GLOBAL
                                                    --------------------------------------------------------------------
                                                                        VARIABLE INTERNATIONAL FUND
                                                    --------------------------------------------------------------------
                                                                                                          JULY 5, 1994
                                                                                                        (COMMENCEMENT OF
                                                                YEAR ENDED DECEMBER 31,                  OPERATIONS) TO
                                                    -----------------------------------------------       DECEMBER 31,
                                                      1998         1997         1996         1995             1994
                                                    --------     --------     --------     --------     ----------------
Per Share Operating Performance:
Net asset value, beginning of period..............  $ 12.72      $ 11.91      $ 11.01      $ 11.25          $12.00
                                                    --------     --------     --------     --------       --------
  Net investment income (loss)....................     0.10* (a)    0.15(b)      0.05(c)      0.09(d)         0.06(e)
  Net realized and unrealized gain (loss) on
   investments....................................    (0.11)        0.68         0.89        (0.22)          (0.76)
                                                    --------     --------     --------     --------       --------
    Net increase (decrease) resulting from
     operations...................................    (0.01)        0.83         0.94        (0.13)          (0.70)
                                                    --------     --------     --------     --------       --------
Distributions to shareholders:
  From net investment income......................    (0.09)       (0.02)          --        (0.09)          (0.05)
  From net realized gain on investments...........    (0.75)          --        (0.04)       (0.02)             --
                                                    --------     --------     --------     --------       --------
    Total distributions...........................    (0.84)       (0.02)       (0.04)       (0.11)          (0.05)
                                                    --------     --------     --------     --------       --------
Net asset value, end of period....................  $ 11.87      $ 12.72      $ 11.91      $ 11.01          $11.25
                                                    --------     --------     --------     --------       --------
                                                    --------     --------     --------     --------       --------
Total investment return  (f) +....................    (0.64)%       6.93%        8.52%       (1.14)%         (5.81)%
                                                    --------     --------     --------     --------       --------
                                                    --------     --------     --------     --------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)..............  $ 7,327      $ 5,929      $ 4,782      $ 3,663          $2,229
Ratio of net investment income (loss) to average
 net assets:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)++................................     1.64%        1.22%        0.48%        0.93%           3.33%
  Without reimbursement and/or expense
   reductions++...................................     0.56%        0.05%       (0.86)%      (1.35)%         (2.56)%
Ratio of expenses to average net assets excluding
 interest expense:
  With reimbursement and/or expense reductions
   (Notes 2 & 5)++................................     1.25%        1.14%        1.15%        1.25%           0.69%
  Without reimbursement and/or expense
   reductions++...................................     2.33%        2.31%        2.49%        3.53%           6.58%
Ratio of interest expense to average net assets...     0.09%          --%          --%          --%             --%
Portfolio turnover++..............................      105%         112%          92%         107%             17%

------------------------

  *  Calculated based upon average shares outstanding during the period.
 (a) Includes reimbursement of Fund operating expenses of $0.09 for the Variable International Fund (Note 2).
 (b) Includes reimbursement of Fund operating expenses of $0.06 for the Variable International Fund (Note 2).
 (c) Includes reimbursement of Fund operating expenses of $0.14 for the Variable International Fund (Note 2).
 (d) Includes reimbursement of Fund operating expenses of $0.22 for the Variable International Fund (Note 2).
 (e) Includes reimbursement of Fund operating expenses of $0.11 for the Variable International Fund (Note 2).
 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust (the "Trusts") were each organized as a Delaware business trust on May 29, 1998. Previously they were Massachusetts business trusts organized on May 26, 1992 and September 17, 1992, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five series of shares of beneficial interest: GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine series of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The series of shares of beneficial interest for the two trusts are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange or on the Nasdaq National Market System in which such securities are primarily traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.

Long-term debt obligations are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when
A I M Advisors, Inc. (the "Manager") deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Trusts' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, each Trusts' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statements of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carry-forwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
 ............................................................      972,721       2006
Variable Global Government Income...........................      353,306       2002
Variable Latin America......................................    3,071,451       2006
Variable Emerging Markets...................................    4,606,893       2006
Variable Infrastructure.....................................      277,239       2006
Variable Natural Resources..................................    4,305,511       2006
Variable America............................................    1,644,845       2006
Variable New Pacific........................................    4,172,104       2006
Money Market................................................          144       2006

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(N) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral receive by the Fund:

                                                                                              YEAR
                                                                                             ENDED
                                                                                            DECEMBER
                                                                                              31,
                                                                   DECEMBER 31, 1998          1998
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $  313,172      $  332,671  $32,575
Variable Global Government Income Fund......................       122,069         125,666    5,624
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................     1,912,734       1,956,038   11,570
Variable Growth & Income Fund...............................       764,768         822,148   33,804
Variable Telecommunications Fund............................     6,333,925       6,425,465   52,374
Variable Emerging Markets Fund..............................        62,385          66,413    5,764
Variable Infrastructure Fund................................        23,532          23,986    2,191
Variable Natural Resources Fund.............................            --              --    1,057
Variable America Fund.......................................     4,403,404       4,438,785   23,815
Variable New Pacific Fund...................................       140,827         148,825   23,633
Variable Europe Fund........................................     1,212,962       1,283,449   38,173
Money Market Fund...........................................            --              --       --
Variable International Fund.................................        29,474          30,500    5,867

For international securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(O) LINE OF CREDIT
The Funds, along with certain other funds advised and/or administered by the Manager, have a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Funds and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, outstanding loan balances are as follows:

GT GLOBAL
------------------------------------------------------------
Variable Latin America......................................          $        48,000
Variable America............................................                  227,000
Variable New Pacific........................................                   42,000

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding), the weighted average interest rate, interest expense for loans and other interest expense are as follows:

                                                                                  YEAR ENDED DECEMBER 31, 1998
                                                              ---------------------------------------------------------------------
                                                                         AVERAGE               AVERAGE DAILY
GT GLOBAL                                                       OUTSTANDING DAILY BALANCE      INTEREST RATE     INTEREST EXPENSE
------------------------------------------------------------  ------------------------------  ----------------  -------------------
Variable Strategic Income Fund..............................         $      1,335,329              6.29%            $    38,936
Variable Global Government Income Fund......................                  137,155              6.11%                  3,746
Variable U.S. Government Income Fund........................                  326,945              5.89%                  4,871
Variable Latin America Fund.................................                  519,080              6.18%                 22,260
Variable Growth & Income Fund...............................                1,800,436              6.18%                 23,031
Variable Telecommunications Fund............................                1,272,621              5.98%                  7,062
Variable Emerging Markets Fund..............................                  486,968              6.25%                 15,969
Variable Infrastructure Fund................................                       --                --                      --
Variable Natural Resources Fund.............................                  476,745              6.26%                  4,560
Variable America Fund.......................................                  850,226              6.22%                 32,363
Variable New Pacific Fund...................................                  763,684              5.67%                  2,258
Variable Europe Fund........................................                2,927,500              6.23%                117,469
Money Market Fund...........................................                       --                --                      --
Variable International Fund.................................                  470,038              6.34%                  5,472


GT GLOBAL                                                      OTHER INTEREST
------------------------------------------------------------  ----------------
Variable Strategic Income Fund..............................     $      950
Variable Global Government Income Fund......................          2,212
Variable U.S. Government Income Fund........................             --
Variable Latin America Fund.................................             34
Variable Growth & Income Fund...............................             38
Variable Telecommunications Fund............................             --
Variable Emerging Markets Fund..............................            997
Variable Infrastructure Fund................................             --
Variable Natural Resources Fund.............................             --
Variable America Fund.......................................             --
Variable New Pacific Fund...................................             57
Variable Europe Fund........................................            600
Money Market Fund...........................................             --
Variable International Fund.................................          1,111

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager") is the Funds' investment manager and administrator. INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the investment sub-advisor and sub-administrator for the GT Global Variable New Pacific Fund, GT Global Variable America Fund, GT Global Money Market Fund, GT Global Variable Strategic Income Fund, and GT Global Variable U.S. Government Income Fund. INVESCO Asset Management Ltd. is the investment sub-advisor and sub-administrator for the GT Global Variable Europe Fund, GT Global Variable International Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Global Government Income Fund, and GT Global Variable Emerging Markets Fund. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Effective September 8, 1998, A I M Fund Services, Inc., a wholly owned subsidiary of the Manager and a registered transfer agent, became the exclusive transfer agent of the Funds, replacing GT Global Investor Services, Inc. ("GT Services").

The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Trusts and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriter commissions of $110,571 were retained by GT Global for the fiscal year ended December 31, 1998.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

Each trustee who is not a director, officer or employee of the Sub-Advisor or any affiliated company is paid an annual retainer of $2,000 by the G.T. Global Variable Investment Series and $3,000 by The G.T. Global Variable Investment Trust.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year ended December 31, 1998:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $23,554,195       42,765,852
Variable Global Government Income Fund......................     7,152,128        11,647,260
Variable U.S. Government Income Fund........................    11,145,521         6,250,274
Variable Latin America Fund.................................            --         7,225,850
Variable Growth & Income Fund...............................     8,061,349        29,281,948
Variable Telecommunications Fund............................            --        46,858,721

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Variable Emerging Markets Fund..............................            --        10,389,254
Variable Infrastructure Fund................................            --         7,492,685
Variable Natural Resources Fund.............................            --        31,609,298
Variable America Fund.......................................            --        73,409,469
Variable New Pacific Fund...................................            --        11,503,362
Variable Europe Fund........................................            --        37,890,302
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         6,062,304

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $25,022,246       43,757,504
Variable Global Government Income Fund......................     5,876,417        12,109,900
Variable U.S. Government Income Fund........................     8,508,852         8,065,822
Variable Latin America Fund.................................            --        15,899,529
Variable Growth & Income Fund...............................     7,133,351        34,629,475
Variable Telecommunications Fund............................            --        60,618,507
Variable Emerging Markets Fund..............................            --        15,482,461
Variable Infrastructure Fund................................            --         9,932,794
Variable Natural Resources Fund.............................            --        37,024,539
Variable America Fund.......................................            --        82,068,537
Variable New Pacific Fund...................................            --        17,716,415
Variable Europe Fund........................................            --        44,495,204
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         7,529,514

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1998                DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,816,625  $    23,767,440        2,611,339  $    35,310,968
Shares issued in connection with reinvestment of
  distributions.............................................         136,638        1,758,665          151,821        2,041,389
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,953,263       25,526,105        2,763,160       37,352,357
Shares repurchased..........................................      (2,303,971)     (30,081,222)      (3,005,617)     (40,609,980)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (350,708) $    (4,555,117)        (242,457) $    (3,257,623)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,715,212  $    20,223,251          380,383  $     4,229,682
Shares issued in connection with reinvestment of
  distributions.............................................          41,526          475,583           55,693          616,309
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,756,738       20,698,834          436,076        4,845,991
Shares repurchased..........................................      (1,756,512)     (20,697,844)        (606,738)      (6,739,965)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................             226  $           990         (170,662) $    (1,893,974)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,208,175  $    14,490,714          498,606  $     5,752,236
Shares issued in connection with reinvestment of
  distributions.............................................          31,559          375,753           26,692          304,964
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,239,734       14,866,467          525,298        6,057,200
Shares repurchased..........................................      (1,259,952)     (15,145,687)        (375,888)      (4,324,042)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (20,218) $      (279,220)         149,410  $     1,733,158
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,541,263  $    18,118,194        2,970,336  $    50,446,691
Shares issued in connection with reinvestment of
  distributions.............................................          34,214          451,963               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,575,477       18,570,157        2,970,336       50,446,691
Shares repurchased..........................................      (2,239,082)     (28,159,725)      (2,821,639)     (48,320,307)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (663,605) $    (9,589,568)         148,697  $     2,126,384
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,937,752  $    80,249,994        4,454,366  $    78,690,743
Shares issued in connection with reinvestment of
  distributions.............................................          90,392        1,853,175           78,960        1,391,332
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,028,144       82,103,169        4,533,326       80,082,075
Shares repurchased..........................................      (4,150,799)     (84,657,906)      (4,032,695)     (71,425,393)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (122,655) $    (2,554,737)         500,631  $     8,656,682
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,494,268  $    49,416,214        2,426,702  $    45,966,546
Shares issued in connection with reinvestment of
  distributions.............................................         293,286        5,760,403          435,369        7,777,355
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,787,554       55,176,617        2,862,071       53,743,901
Shares repurchased..........................................      (3,130,421)     (61,528,494)      (2,644,456)     (49,940,160)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (342,867) $    (6,351,877)         217,615  $     3,803,741
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,892,065  $    34,837,323        4,408,199  $    64,017,931
Shares issued in connection with reinvestment of
  distributions.............................................          93,799          836,683           90,221        1,368,634
                                                              --------------  ---------------  ---------------  ---------------
                                                                   3,985,864       35,674,006        4,498,420       65,386,565
Shares repurchased..........................................      (4,568,030)     (41,673,104)      (4,305,787)     (63,118,511)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (582,166) $    (5,999,098)         192,633  $     2,268,054
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1998                DECEMBER 31, 1997
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         105,509  $     1,796,719          361,007  $     6,149,550
Shares issued in connection with reinvestment of
  distributions.............................................           4,325           76,385           28,498          479,059
                                                              --------------  ---------------  ---------------  ---------------
                                                                     109,834        1,873,104          389,505        6,628,609
Shares repurchased..........................................        (277,458)      (4,691,541)        (222,095)      (3,775,850)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (167,624) $    (2,818,437)         167,410  $     2,852,759
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         922,163  $    16,227,734        2,023,682  $    42,194,979
Shares issued in connection with reinvestment of
  distributions.............................................         153,430        1,999,188           42,776          762,160
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,075,593       18,226,922        2,066,458       42,957,139
Shares repurchased..........................................      (1,316,239)     (21,972,187)      (2,016,632)     (41,865,469)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (240,646) $    (3,745,265)          49,826  $     1,091,670
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,186,300  $    64,281,189        2,483,444  $    49,803,360
Shares issued in connection with reinvestment of
  distributions.............................................         307,353        6,036,408           93,176        1,750,776
                                                              --------------  ---------------  ---------------  ---------------
                                                                   3,493,653       70,317,597        2,576,620       51,554,136
Shares repurchased..........................................      (3,495,956)     (70,230,812)      (2,660,773)     (53,234,901)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................          (2,303) $        86,785          (84,153) $    (1,680,765)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      20,013,836  $   173,702,796       11,514,400  $   181,130,875
Shares issued in connection with reinvestment of
  distributions.............................................          42,293          351,881           17,420          306,408
                                                              --------------  ---------------  ---------------  ---------------
                                                                  20,056,129      174,054,677       11,531,820      181,437,283
Shares repurchased..........................................     (20,363,468)    (178,627,344)     (11,774,960)    (187,117,722)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (307,339) $    (4,572,667)        (243,140) $    (5,680,439)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      14,680,383  $   350,325,948        6,563,342  $   144,699,282
Shares issued in connection with reinvestment of
  distributions.............................................         158,305        3,979,783          115,031        2,473,175
                                                              --------------  ---------------  ---------------  ---------------
                                                                  14,838,688      354,305,731        6,678,373      147,172,457
Shares repurchased                                               (14,656,866)    (353,100,071)      (6,610,990)    (146,386,879)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         181,822  $     1,205,660           67,383  $       785,578
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     725,552,665  $   725,552,665      523,529,726  $   523,529,726
Shares issued in connection with reinvestment of
  distributions.............................................       1,623,136        1,623,136          988,414          988,414
                                                              --------------  ---------------  ---------------  ---------------
                                                                 727,175,801      727,175,801      524,518,140      524,518,140
Shares repurchased..........................................    (722,552,277)    (722,552,277)    (517,347,993)    (517,347,993)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................       4,623,524  $     4,623,524        7,170,147  $     7,170,147
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       6,352,235  $    78,872,062        2,840,820  $    35,258,127
Shares issued in connection with reinvestment of
  distributions.............................................          40,537          528,201              621            7,912
                                                              --------------  ---------------  ---------------  ---------------
                                                                   6,392,772       79,400,263        2,841,441       35,266,039
Shares repurchased..........................................      (6,241,572)     (78,024,723)      (2,776,796)     (34,648,323)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         151,200  $     1,375,540           64,645  $       617,716
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1998
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $   --
Variable Global Government Income Fund......................           --
Variable U.S. Government Income Fund........................           --
Variable Latin America Fund.................................           --
Variable Growth & Income Fund...............................        1,847
Variable Telecommunications Fund............................        4,242
Variable Emerging Markets Fund..............................          828
Variable Infrastructure Fund................................          526
Variable Natural Resources Fund.............................        5,815
Variable America Fund.......................................        4,222
Variable New Pacific Fund...................................        4,911
Variable Europe Fund........................................        1,171
Money Market Fund...........................................           --
Variable International Fund.................................          272

--------------
FEDERAL TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1998:

                                                                                                                           CAPITAL
                                                                                                                            GAIN
FUND                                                                                                                      DIVIDEND
-----------------------------------------------------------------------------------------------------------------------  -----------
GT Global Variable Latin America Fund..................................................................................  $   147,131
GT Global Variable Growth & Income Fund................................................................................      689,824
GT Global Variable Telecommunications Fund.............................................................................    3,325,289
GT Global Variable Emerging Markets Fund...............................................................................      832,035
GT Global Variable Natural Resources Fund..............................................................................      348,549
GT Global Variable America Fund........................................................................................      661,911
GT Global Variable Europe Fund.........................................................................................    1,622,947
GT Global Variable International Fund..................................................................................      161,464

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, and the GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund, and GT Global Variable International Fund (collectively, "the Funds"):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

                                      F76

                           PART C: OTHER INFORMATION
                      GT GLOBAL VARIABLE INVESTMENT SERIES

ITEM 23. EXHIBITS


EXHIBIT NUMBER
                                 DESCRIPTION
--------------------             -----------------------------------------------------------------------------------------------

(a)                   -          Agreement and Declaration of Trust of Registrant, dated May 7, 1998, was filed as an Exhibit to
                                 Registrant's Post-Effective Amendment No. 17 on June 1, 1998, and is hereby incorporated by reference.

(b)        (1)        -          By-Laws of Registrant, dated May 7, 1998, were filed as an Exhibit to Registrant's
                                 Post-Effective Amendment No. 17 on June 1, 1998, and are hereby incorporated by reference.

           (2)        -          Amended and Restated By-Laws of Registrant, dated December 10, 1998, were filed as an Exhibit to Registrant's Post-Effective Amendment to No. 18 on February 26, 1999, and are hereby incorporated by reference.

(c)                   -          Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, VI, VII, VIII and IX of Registrant's Agreement and Declaration of
                                 Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on June 1,
                                 1998, and is hereby incorporated by reference. Such provisions are also contained in Articles
                                 IV, V, VI, VII and VIII of Registrant's Amended and Restated By-Laws, which were filed as an
                                 Exhibit to Registrant's Post-Effective Amendment No. 18 on February 26, 1999 and are hereby incorporated by reference.

(d)        (1)        -          Investment Management Administration Contract, dated May 29, 1998, between Registrant and A I M
                                 Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on June
                                 1, 1998, and is hereby incorporated by reference.

           (2)        -          Sub-Advisory and Sub-Administration Contract, dated May 29, 1998, between A I M Advisors, Inc.
                                 and INVESCO (NY), Inc. with respect to Registrant was filed as an Exhibit to Registrant's
                                 Post-Effective Amendment No. 17 on June 1, 1998, and is hereby incorporated by reference.

           (3)        -          Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO Asset
                                 Management Ltd. with respect to Registrant is filed herewith electronically.

           (4)        -          Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO (NY),
                                 Inc. with respect to Registrant is filed herewith electronically.

           (5)        -          Amended and Restated Sub-Advisory Contract, dated April 1, 1999, between A I M Advisors, Inc.
                                 and INVESCO (NY), Inc. with respect to Registrant is filed herewith electronically.

           (6)        -          Sub-Advisory Contract, dated April  , 1999, between A I M Advisors, Inc. and INVESCO Asia
                                 Limited with respect to Registrant is filed herewith electronically.

(e)                   -          Underwriting Contracts -- None.

(f)                   -          Bonus or Profit Sharing Contracts -- None.

(g)        (1)        -          Custodian Contract, dated April 27, 1988, between Registrant and State Street Bank and Trust
                                 Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on February 28,
                                 1997, and is hereby incorporated by reference.

           (2)        -          Notice of Registrant's reorganization, dated May 29, 1998, to Custodian, was filed as an
                                 Exhibit to Registrant's Post-Effective Amendment No. 17 on June 1, 1998, and is hereby incorporated by reference.

(h)        (1)        -          (i)  Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and
                                      A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment
                                      No. 18 on February 26, 1999, and is hereby incorporated by reference.

                      -          (ii)  Form of Amendment No. 1 to Transfer Agency and Services Agreement, dated September 8,
                                       1998, between Registrant and A I M Fund Services, Inc. was filed as an Exhibit to
                                       Registrant's Post-Effective Amendment No. 18 on February 26, 1999, and is hereby incorporated by reference.

           (2)        -          Fund Accounting and Pricing Agent Agreement dated June 1, 1998, between Registrant and A I M
                                 Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 18 on
                                 February 26, 1999, and is hereby incorporated by reference.

(i)        (1)        -          Opinion and Consent of Kirkpatrick & Lockhart LLP was filed as an Exhibit to Registrant's
                                 Post-Effective Amendment No. 17 on June 1, 1998, and is hereby incorporated by reference.

           (2)        -          Opinion and Consent of Delaware Counsel was filed as an Exhibit to Registrant's Post-Effective
                                 Amendment No. 17 on June 1, 1998, and is hereby incorporated by reference.

(j)                   -          Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

(k)                   -          Omitted Financial Statements -- None.

(l)                   -          Initial Capitalization Agreements -- None.

(m)                   -          Rule 12b-1 Plan -- None.

(n)                   -          Financial Data Schedules are filed herewith electronically.

(o)                   -          Rule 18f-3 Plan -- None.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

    None.

ITEM 25. INDEMNIFICATION

    State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

    Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or the Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.


    Article VIII, Section 3 of the Registrant's Amended and Restated By-Laws also provides that every person who is, or has been, a Trustee or Officer of the Registrant to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's Amended and Restated By-Laws and other applicable law.



    AIM, the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees ("Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.


    Section 9 of the Investment Management and Administration Contract between the Registrant and AIM provides that AIM shall not be liable, and each series of the Registrant shall indemnify AIM and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Investment Management and Administration Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIM in the performance by AIM of its duties or from reckless disregard by AIM of its obligations and duties under the Investment Management and Administration Contract.


    Section 7 of the Sub-Advisory Contract between AIM and INVESCO (NY), Inc.,
    Section 7 of the Sub-Advisory Contract between AIM and INVESCO Asset Management Ltd., and Section 7 of the Sub-Advisory Contract between AIM and INVESCO Asia Limited (collectively, the "Sub-Advisory Contracts") provide that the Sub-Advisors shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contracts relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisors in the performance by the Sub-Advisors of their duties or from reckless disregard by the Sub-Advisors of their obligations and duties under the Sub-Advisory Contracts.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee.


    See the material under the headings "Trustees and Executive Officers" and "Management" included in Part B (Statement of Additional Information) of this Post-Effective Amendment. Information as to the Directors and Officers of A I M Advisors, Inc., INVESCO (NY), Inc., INVESCO Asset Management Ltd., and INVESCO Asia Limited is included in Schedule A and Schedule D of Part I of each entity's Form ADV (File

    No. 801-12313, File No. 801-10254, File No. 801-50197, and File No.
    801-47856 respectively), filed with the Securities and Exchange Commission, which are incorporated herein by reference thereto.


ITEM 27. PRINCIPAL UNDERWRITERS

    None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    State the name and address of each person maintaining physical possessions of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.


    Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and its advisor, A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



    Records covering shareholder accounts and portfolio transactions are also maintained and kept by the Registrant's transfer agent, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


ITEM 29. MANAGEMENT SERVICES

    Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract and the total amount paid and by whom for the Fund's last three fiscal years.

    None.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 29th day of April, 1999.


                              REGISTRANT:  GT GLOBAL VARIABLE INVESTMENT SERIES

                                           By: /s/ Robert H. Graham
                                           -------------------------------------------
                                           Robert H. Graham, President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ Robert H. Graham          Chairman, Trustee &
------------------------------     President (Principal       April 29, 1999
      (Robert H. Graham)            Executive Officer)

    /s/ C. Derek Anderson
------------------------------           Trustee              April 29, 1999
     (C. Derek Anderson)

     /s/ Frank S. Bayley
------------------------------           Trustee              April 29, 1999
      (Frank S. Bayley)

   /s/ Arthur C. Patterson
------------------------------           Trustee              April 29, 1999
    (Arthur C. Patterson)

     /s/ Ruth H. Quigley
------------------------------           Trustee              April 29, 1999
      (Ruth H. Quigley)

      /s/ Dana R. Sutton
------------------------------  Vice President & Treasurer    April 29, 1999
       (Dana R. Sutton)

                               INDEX TO EXHIBITS
                      GT GLOBAL VARIABLE INVESTMENT SERIES


EXHIBIT
NUMBER
--------------------

(d)        (3)            -      Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO Asset
                                 Management Ltd.

(d)        (4)            -      Sub-Advisory Contract, dated December 14, 1998, between A I M Advisors, Inc. and INVESCO (NY),
                                 Inc.

(d)        (5)            -      Amended and Restated Sub-Advisory Contract, dated April 1, 1999, between A I M Advisors, Inc. and
                                 INVESCO (NY), Inc.

(d)        (6)            -      Sub-Advisory Contract, dated April, 1999, between A I M Advisors, Inc. and INVESCO Asia Limited

(j)                       -      Consent of PricewaterhouseCoopers LLP

(n)                       -      Financial Data Schedules